UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	4/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Bond Market
Index Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
38	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Bond Market Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

The six-month reporting period produced mixed results for most fixed-income securities.Although the Federal Reserve Board began to raise short-term interest rates before the reporting period in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened bond market volatility as higher interest rates and renewed inflationary pressures took their toll on investor sentiment.These factors led to price erosion late in the reporting period among corporate bonds and, to a lesser extent, U.S. government securities.

Nonetheless, fixed-income securities have held up well compared to previous periods of rising short-term interest rates. Strong demand from domestic and foreign investors have supported prices of U.S. Treasury securities, and stronger balance sheets and better business conditions have bolstered prices of corporate bonds. In our view, the bond market's surprising strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors.As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund achieved total returns of 0.76% for its Investor shares and 0.88% for its BASIC shares.1 The fund's benchmark, the Lehman Brothers U.S.Aggregate Index (the "Index"), achieved a total return of 0.98% for the same period.2

Investors' low inflation expectations supported prices of U.S. government securities, and better business conditions sparked a rally among corporate bonds over the final months of 2004. However, these gains were later offset by weakness caused by mounting inflationary pressures and deteriorating business fundamentals in the automotive sector.We attribute the difference between the fund's and benchmark's returns to fees and expenses that are not reflected in the Index.

What is the fund's investment approach?

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 securities in the Index. As a matter of policy, the fund's average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of April 30, 2005, the average duration of the fund was approximately 4.35 years.

What other factors influenced the fund's performance?

The resolution of the U.S. presidential election lifted a cloud of uncertainty from the economy and financial markets, sparking a rally among corporate bonds as investors looked forward to better business condi-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

tions in the recovering economy. At the same time, U.S. government securities benefited from investors' relatively benign inflation expectations, as energy prices had retreated from their previous highs and gains in the labor market remained modest.

In fact, longer-term bond yields remained remarkably stable over the first half of the reporting period, despite higher short-term interest rates from the Federal Reserve Board (the "Fed"), which continued to move away from the accommodative monetary policy of the past several years. The Fed raised short-term interest rates at each of four meetings of its Federal Open Market Committee during the reporting period, driving the overnight federal funds rate from 1.75% to 2.75% .

However, these generally favorable market conditions appeared to change during the first quarter of 2005. Stronger-than-expected employment gains and a renewed surge in energy prices caused investors to worry that the Fed might raise interest rates faster and to a higher level that they previously expected. These concerns caused yields of the more interest-rate-sensitive areas of the bond market to rise, and their prices to fall.

At the same time, weaker-than-expected financial results from major automobile manufacturers General Motors and Ford put an end to the corporate bond market rally, which gave up some of its previous gains as concerns mounted that these American corporate icons' debt securities might be downgraded from investment grade to the high-yield category. (Indeed, just days after the end of the reporting period, one major bond rating agency did so.) Bonds from issuers in other industries that are relatively sensitive to changes in the prices of oil, gas and other commodities also experienced weakness. In addition, because yield differences between corporate bonds and U.S.Treasury securities already had narrowed well beyond historical norms, the prospect of deteriorating business conditions put additional downward pressure on corporate bond prices. Price declines were particularly severe among lower-rated credits as investors appeared to lose their appetite for risk.

4

Within the U.S. government securities sector, mortgage-backed securities fared relatively well as interest rates rose, fewer homeowners refinanced their mortgages and the risk of larger-than-expected prepayments of existing mortgages fell. In March, a drop in new mortgage applications suggested that demand for new homes might have peaked. While U.S. Treasuries produced positive returns during the reporting period, their performance was constrained by supply-and-demand factors: the ballooning federal budget deficit caused the supply of newly issued bonds to rise sharply. Finally, while U.S. government agencies were subject to intensified criticism of their issuers by legislators and regulators, the relatively high yields offered by their debt securities supported investor demand.

What is the fund's current strategy?

As of April 30, 2005, approximately 40% of the fund's assets were invested in mortgage-backed securities, 22% were allocated to U.S. Treasury securities, 20% to corporate bonds and asset-backed securities, 16% in affiliated money markets and 2% in U.S. government agency bonds. In addition, the majority of the fund's corporate securities were BBB-rated as of the reporting period's end, which is at the low end of the investment-grade range and is closely aligned with the overall credit quality of the Index.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1 - 10 years.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Investor Shares	BASIC Shares

Expenses paid per $1,000 †	$ 1.99	$ .75
Ending value (after expenses)	$1,007.60	$1,008.80

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Investor Shares	BASIC Shares

Expenses paid per $1,000 †	$ 2.01	$ .75
Ending value (after expenses)	$1,022.81	$1,024.05

† Expenses are equal to the fund's annualized expense ratio of .40% for Investor shars and .15% for Basic shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Principal
Bonds and Notes—98.9%	Amount ($)	Value ($)

Aerospace & Defense—.8%
Boeing:
Debs., 7.25%, 2025	150,000	185,157
Debs., 8.1%, 2006	25,000	26,336
General Dynamics,
Sr. Notes, 2.125%, 2006	500,000	492,153
Northrop Grumman,
Debs., 7.75%, 2016	540,000	658,660
Raytheon,
Notes, 6.75%, 2007	550,000	578,601
United Technologies:
Debs., 8.75%, 2021	50,000	69,108
Notes, 4.875%, 2015	500,000	501,562
Notes, 6.1%, 2012	575,000	628,163
		3,139,740
Asset-Backed Ctfs.-Auto Loans—.6%
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. A3, 4.17%, 2009	1,400,000	1,403,135
WFS Financial Owner Trust,
Ser. 2003-4, Cl. A4, 3.15%, 2011	1,000,000	989,635
		2,392,770
Asset-Backed Ctfs.-Credit Cards—.9%
Bank One Issuance Trust,
Ser. 2004-A1, Cl. A1, 3.45%, 2011	950,000	925,612
Capital One Master Trust:
Ser. 2001-3A, Cl. A, 5.45%, 2009	1,000,000	1,018,137
Ser. 2001-5, Cl. A, 5.3%, 2009	400,000	407,216
Chemical Master Credit Card Trust 1,
Ser. 1996-3, Cl. A, 7.09%, 2009	700,000	725,555
MBNA Master Credit Card Trust,
Ser. 1995-C, Cl. A, 6.45%, 2008	400,000	401,640
		3,478,160
Asset-Backed Ctfs.-Utilities—.4%
CPL Transition Funding,
Ser. 2002-1, Cl. A4, 5.96%, 2015	550,000	591,397
California Infrastructure PG&E-1,
Ser. 1997-1, Cl. A8, 6.48%, 2009	850,000	892,172
Peco Energy Transition Trust,
Ser. 1999-A, Cl. A7, 6.13%, 2009	235,000	247,407
		1,730,976

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Automotive—1.1%
DaimlerChrysler:
Debs., 7.45%, 2027	50,000		51,553
Notes, 4.05%, 2008	1,225,000		1,180,882
Ford Motor,
Global Landmark Securities, 7.45%, 2031	150,000	[a]	123,574
Ford Motor Credit:
Bonds, 7.375%, 2011	1,925,000		1,804,999
Global Landmark Securities, 7.25%, 2011	200,000		185,091
GMAC,
Debs., 6%, 2011	70,000		58,216
General Motors:
Debs., 7.7%, 2016	300,000		237,440
Debs., 8.375%, 2033	450,000	[a]	343,288
Debs., 8.8%, 2021	150,000		125,050
Toyota Motor Credit,
Notes, 4.35%, 2010	150,000		150,557
			4,260,650
Banking—4.2%
BB&T,
Sub. Notes, 4.75%, 2012	325,000		324,419
Bank of America:
Bonds, 5.125%, 2014	350,000		358,768
Sub. Notes, 7.8%, 2010	1,150,000		1,311,866
Sub. Notes, 7.8%, 2016	160,000		196,937
Bank of New York,
Sr. Notes, 5.2%, 2007	450,000		459,265
Bank One:
Notes, 8.75%, 2006	500,000		518,168
Sub. Notes, 5.9%, 2011	500,000		533,692
Bayerische Landesbank New York,
Sub. Notes, Ser. F, 5.875%, 2008	300,000		317,315
Capital One Bank,
Notes, 4.25%, 2008	275,000		271,941
Citigroup:
Debs., 6.625%, 2028	100,000		114,323
Notes, 6%, 2012	750,000		809,955
Sub. Notes, 5%, 2014	1,000,000		1,008,471
Dresdner Bank-New York,
Sub. Debs., 7.25%, 2015	145,000		171,235

8

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Banking (continued)
FleetBoston Financial,
Sub. Notes, 7.375%, 2029	175,000	195,561
HSBC Holdings,
Sub. Notes, 7.5%, 2009	200,000	223,338
J.P. Morgan Chase & Co.:
Sr. Notes, 4%, 2008	1,000,000	994,549
Sr. Notes, 5.625%, 2006	500,000	510,233
KFW:
Notes, 3.25%, 2009	1,250,000	1,218,644
Notes, 4.125%, 2014	350,000	343,281
Key Bank,
Sub. Debs., 6.95%, 2028	100,000	118,527
Landwirtschaftliche Rentenbank,
Notes, Ser. 6, 3.875%, 2008	825,000	819,996
MBNA America Bank,
Sub. Notes, 6.75%, 2008	100,000	106,112
NB Capital Trust IV,
Capital Securities, 8.25%, 2027	55,000	60,773
PNC Funding,
Sub. Notes, 5.25%, 2015	450,000	460,040
Regions Financial,
Notes, 4.375%, 2010	400,000	394,088
Royal Bank of Scotland,
Sub. Notes, 6.375%, 2011	410,000	450,048
Sanwa Finance Aruba,
Notes, 8.35%, 2009	150,000	170,950
SouthTrust,
Sub. Notes, 5.8%, 2014	500,000	530,838
State Street Bank & Trust,
Sub. Notes, 5.25%, 2018	200,000	203,315
U.S. Bancorp,
Capital Securities, 8.09%, 2026	100,000	109,731
U.S. Bank,
Sub. Notes, 6.375%, 2011	100,000	109,847
Wachovia Bank,
Sub. Notes, 5%, 2015	250,000	251,480
Washington Mutual Finance,
Sr. Notes, 6.25%, 2006	500,000	512,240

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Banking (continued)
Wells Fargo & Co:
Notes, 5.25%, 2007	1,600,000	1,647,232
Sub. Notes, 6.375%, 2011	420,000	464,005
Wells Fargo Capital I,
Capital Securities, 7.96%, 2026	30,000	33,202
Westpac Banking,
Sub. Notes, 4.625%, 2018	500,000	472,723
Zions Bancorp,
Sub. Notes, 6%, 2015	250,000	266,924
		17,064,032
Broadcasting & Media—.6%
COX Communications,
Bonds, 5.5%, 2015	450,000	449,093
Clear Channel Communications,
Notes, 4.25%, 2009	750,000	719,880
Comcast Cable Communications:
Notes, 9.455%, 2022	304,000	426,344
Sr. Notes, 6.75%, 2011	600,000	659,352
		2,254,669
Building & Construction—.1%
Pulte Homes,
Sr. Notes, 5.25%, 2014	500,000	491,336
Chemicals—.2%
Eastman Chemical,
Notes, 3.25%, 2008	700,000	675,041
Potash-Saskatchewan,
Notes, 7.75%, 2011	200,000	231,000
		906,041
Commercial Mortgage Pass-Through Ctfs.—2.8%
Asset Securitization,
Ser. 1997-D4, Cl. A1D, 7.49%, 2029	280,506	295,903
Bear Stearns Commercial Mortgage Securities,
Ser. 1999-WF2, Cl. A2, 7.08%, 2031	250,000	273,058
CS First Boston Mortgage Securities,
Ser. 1999-C1, Cl. A2, 7.29%, 2041	1,050,000	1,154,098
Chase Commercial Mortgage Securities:
Ser. 2000-2, Cl. A2, 7.631%, 2032	250,000	285,389
Ser. 2000-3, Cl. A2, 7.319%, 2032	450,000	504,929
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3, 6.269%, 2035	850,000	928,451

10

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Commercial Mortgage Pass-Through Ctfs. (continued)
GMAC Commercial Mortgage Securities:
Ser. 1998-C1, Cl. A2, 6.7%, 2030	205,186	217,202
Ser. 1998-C2, Cl. A2, 6.42%, 2035	993,000	1,049,724
Heller Financial Commercial Mortgage Asset,
Ser. 1999-PH1, Cl. A2, 6.847%, 2031	700,000	754,599
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4, 4.404%, 2039	1,000,000	967,897
LB Commercial Conduit Mortgage Trust,
Ser. 1999-C2, Cl. A2, 7.325%, 2032	200,000	220,936
LB-UBS Commercial Mortgage Trust:
Ser. 2000-C3, Cl. A2, 7.95%, 2025	1,100,000	1,255,000
Ser. 2004-C6, Cl. A6, 5.02%, 2029	275,000	278,202
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4, 5.236%, 2035	500,000	513,843
Morgan Stanley Capital I:
Ser. 2003-HQ2, Cl. A2, 4.92%, 2035	500,000	504,830
Ser. 2004-T13, Cl. A4, 4.66%, 2045	1,000,000	988,845
Salomon Brothers Mortgage Securities VII,
Ser. 2000-C1, Cl. A2, 7.52%, 2009	300,000	334,530
Wachovia Bank Commercial Mortgage Trust,
Ser. 2004-C11, Cl. A5, 5.215%, 2041	800,000	819,430
		11,346,866
Commercial Services—.1%
Cendant,
Sr. Notes, 7.375%, 2013	200,000	226,188
Consumer—.3%
Avon Products,
Sr. Notes, 4.2%, 2018	250,000	229,128
Procter & Gamble,
Notes, 6.875%, 2009	750,000 [a]	830,156
		1,059,284
Data Processing—.1%
First Data,
Sr. Notes, 5.625%, 2011	250,000	267,097
Drugs & Pharmaceuticals—.3%
Bristol-Myers Squibb,
Notes, 5.75%, 2011	250,000	265,072
Eli Lilly & Co.,
Notes, 7.125%, 2025	200,000	249,249

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Drugs & Pharmaceuticals (continued)
GlaxoSmithKline Capital,
Notes, 4.375%, 2014	500,000		488,408
Merck & Co.,
Debs., 6.4%, 2028	150,000		166,994
Wyeth,
Bonds, 6.5%, 2034	200,000		226,643
			1,396,366
Entertainment/Media—.4%
News America:
Bonds, 6.2%, 2034	250,000		253,083
Debs., 8.25%, 2018	150,000		184,087
Time Warner Cos.,
Notes, 6.95%, 2028	600,000		677,036
Viacom,
Sr. Notes, 5.5%, 2033	250,000	[a]	227,635
Walt Disney:
Debs., 7.55%, 2093	100,000		118,010
Sr. Notes, 7%, 2032	150,000		176,040
			1,635,891
Financial Services—3.2%
Aetna,
Debs., 7.625%, 2026	50,000		62,074
American General Finance,
Notes, Ser. F, 5.875%, 2006	350,000		357,916
CIT,
Sr. Notes, 5.5%, 2007	1,350,000		1,388,418
Countrywide Capital Industries,
Notes, 8%, 2026	200,000		210,725
Countrywide Home Loans,
Notes, Ser. J, 5.5%, 2006	400,000		407,212
Credit Suisse First Boston USA,
Notes, 5.125%, 2014	550,000		560,392
General Electric Capital:
Debs., 8.3%, 2009	15,000		17,260
Notes, Ser. A, 5%, 2007	2,750,000		2,795,028
Notes, Ser. A, 5.45%, 2013	650,000		680,857
Notes, Ser. A, 6.75%, 2032	200,000		239,485
Goldman Sachs:
Notes, Ser. B, 7.35%, 2009	100,000		111,244
Sr. Notes, 6.6%, 2012	1,000,000		1,100,812
Sub. Notes, Ser. B, 6.345%, 2034	350,000	[a]	367,652

12

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Financial Services (continued)
HSBC Finance:
Notes, 4.75%, 2013	700,000	693,458
Notes, 8%, 2010	630,000	729,160
Lehman Brothers,
Notes, 6.625%, 2012	650,000	719,103
Merrill Lynch & Co.:
Notes, 6.875%, 2018	150,000	173,820
Notes, Ser. C, 5.45%, 2014	565,000	584,570
Morgan Stanley,
Notes, 7.25%, 2032	600,000	747,022
Paine Webber,
Sr. Notes, 6.55%, 2008	150,000	161,234
SLM,
Notes, 5.125%, 2012	850,000	870,125
		12,977,567
Food & Beverages—1.1%
Archer-Daniels-Midland,
Debs., 7.125%, 2013	300,000	346,630
Bottling Group,
Notes, 4.625%, 2012	350,000	350,123
Coca-Cola Enterprises:
Debs., 6.7%, 2036	250,000	296,545
Debs., 8.5%, 2002	100,000	135,010
Coors Brewing,
Sr. Notes, 6.375%, 2012	130,000	141,661
General Mills,
Notes, 6%, 2012	125,000	134,686
H.J. Heinz,
Debs., 6.375%, 2028	100,000	113,882
Hershey Foods,
Debs., 8.8%, 2021	30,000	42,251
Kraft Foods,
Notes, 4.625%, 2006	1,325,000	1,335,012
Kroger,
Sr. Notes, 7.25%, 2009	550,000	600,691
Nabisco,
Debs., 7.55%, 2015	40,000	47,999
Safeway,
Sr. Notes, 5.8%, 2012	210,000 [a]	217,691
Sara Lee,
Notes, 6.25%, 2011	300,000	327,096

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Food & Beverages (continued)
Unilever Capital,
Notes, 5.9%, 2032	250,000	269,915
		4,359,192
Foreign—3.3%
Asian Development Bank,
Sr. Notes, 4.5%, 2012	750,000	764,606
European Investment Bank:
Notes, 4.625%, 2007	500,000	506,983
Notes, 4.625%, 2014	500,000 [a]	513,632
Hydro-Quebec:
Debs., Ser. HH, 8.5%, 2029	200,000	294,124
Debs., Ser. HK, 9.375%, 2030	20,000	31,737
Inter-American Development Bank,
Bonds, 5.75%, 2008	1,600,000	1,675,618
KFW International Finance:
Debs., 8%, 2010	35,000	40,335
Notes, 5.25%, 2006	300,000	305,096
Korea Development Bank:
Bonds, 7.25%, 2006	300,000	310,087
Notes, 5.5%, 2012	350,000	362,344
Malaysia,
Notes, 8.75%, 2009	330,000	381,723
PEMEX Project Funding Master Trust,
Notes, 7.375%, 2014	400,000	435,600
Province of British Columbia,
Bonds, 6.5%, 2026	25,000	30,371
Province of Manitoba,
Debs., 8.8%, 2020	10,000	14,066
Province of Ontario:
Notes, 3.625%, 2009	1,200,000	1,173,548
Sr. Unsub. Notes, 5.5%, 2008	500,000	523,315
Province of Quebec,
Debs., 7.5%, 2023	200,000	257,742
Republic of Chile,
Bonds, 5.5%, 2013	350,000	364,805
Republic of Finland,
Bonds, 6.95%, 2026	25,000	31,846
Republic of Italy:
Debs., 6.875%, 2023	70,000	85,721
Notes, 5.375%, 2033	550,000	574,619
Sr. Notes, 2.75%, 2006	500,000	492,683

14

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Foreign (continued)
Republic of Korea,
Notes, 8.875%, 2008	840,000		944,094
Republic of South Africa,
Notes, 6.5%, 2014	170,000		184,025
United Mexican States:
Notes, Ser. A, 6.75%, 2034	450,000	[a]	449,325
Notes, Ser. A, 9.875%, 2010	2,025,000	[a]	2,420,888
			13,168,933
Health Care—.1%
UnitedHealth,
Notes, 5%, 2014	300,000		304,766
Industrial—.5%
John Deere Capital,
Notes, 7%, 2012	600,000		684,212
Praxair,
Notes, 2.75%, 2008	900,000		864,424
Tyco International,
Notes, 6.875%, 2029	235,000		274,195
Waste Management,
Sr. Notes, 7%, 2028	150,000		171,416
			1,994,247
Insurance—.7%
AXA,
Sub. Notes, 8.6%, 2030	165,000		220,914
Anthem,
Bonds, 6.8%, 2012	300,000		337,249
Berkshire Hathaway Finance,
Sr. Notes, 4.85%, 2015	200,000	[b]	198,926
GE Global Insurance,
Notes, 7%, 2026	150,000		161,164
Marsh & McLennan Cos.,
Sr. Notes, 5.875%, 2033	200,000		189,455
MetLife,
Sr. Notes, 6.125%, 2011	260,000		281,882
Nationwide Financial Services,
Sr. Notes, 6.25%, 2011	350,000		381,883
Progressive,
Sr. Notes, 6.625%, 2029	100,000		115,878
Prudential Financial,
Notes, Ser. B, 4.75%, 2014	350,000		345,955

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Insurance (continued)
Safeco Capital Trust I,
Capital Securities, 8.072%, 2037	300,000	343,272
Torchmark,
Debs., 8.25% 2009	150,000	169,311
		2,745,889
Mining & Metals—.1%
Alcan,
Debs., 7.25%, 2031	350,000	431,992
Alcoa,
Notes, 6%, 2012	150,000	161,726
		593,718
Oil & Gas—1.5%
Anadarko Finance,
Notes, Ser. B, 6.75%, 2011	300,000	334,020
BP Amoco,
Notes, 5.9%, 2009	850,000	903,733
Canadian Natural Resources,
Notes, 4.9%, 2014	350,000	344,008
ChevronTexaco Capital,
Notes, 3.5%, 2007	500,000	494,706
ConocoPhillips:
Notes, 5.9%, 2032	500,000	543,500
Notes, 8.75%, 2010	200,000	239,377
Devon Financing,
Notes, 7.875%, 2031	275,000	347,862
Encana,
Bonds, 7.2%, 2031	150,000	182,362
Kinder Morgan,
Sr. Notes, 6.5%, 2012	650,000	711,209
Marathon Oil,
Notes, 5.375%, 2007	200,000	204,501
Occidental Petroleum,
Sr. Notes, 5.875%, 2007	1,000,000	1,029,588
Pioneer Natural Resources,
Sr. Notes, 5.875%, 2016	200,000	198,685
Transocean,
Notes, 7.5%, 2031	150,000	188,139
Valero Energy,
Notes, 7.5%, 2032	250,000	296,187
		6,017,877

16

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Paper Products—.3%
International Paper:
Notes, 7.625%, 2007	10,000	10,530
Sr. Notes, 6.75%, 2011	200,000	218,473
MeadWestvaco,
Notes, 6.85%, 2012	600,000	662,979
Weyerhaeuser,
Debs., 7.375%, 2032	200,000	218,185
		1,110,167
Real Estate Investment Trusts—.3%
EOP Operating,
Notes, 4.75%, 2014	300,000	288,555
ERP Operating,
Notes, 5.2%, 2013	600,000	608,890
Simon Property,
Notes, 6.35%, 2012	400,000	430,217
		1,327,662
Retail—.5%
Federated Department Stores,
Debs., 7.45%, 2017	350,000	412,597
Home Depot,
Sr. Notes, 3.75%, 2009	875,000	857,195
May Department Stores,
Notes, 6.7%, 2034	200,000	217,839
NIKE,
Sr. Notes, 5.5%, 2006	400,000	408,627
Target,
Debs., 7%, 2031	125,000	156,203
		2,052,461
State Government—.1%
State of Illinois,
Bonds, 5.1%, 2033	450,000	443,183
Technology—.3%
Hewlett-Packard,
Sr. Notes, 5.5%, 2007	150,000	154,281
IBM:
Debs., 7.5%, 2013	75,000	88,610
Debs., 8.375%, 2019	600,000	794,065
Motorola,
Debs., 7.5%, 2025	150,000	175,748
		1,212,704

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Telecommunications—1.9%
AT&T Wireless Services:
Notes, 8.125%, 2012	250,000	295,976
Sr. Notes, 7.875%, 2011	475,000	547,161
BellSouth Telecommunications,
Debs., 6.375%, 2028	550,000	595,512
British Telecom,
Bonds, 8.875%, 2030	150,000 [c]	205,450
Deutsche Telekom International Finance,
Notes, 8.75%, 2030	300,000 [c]	403,206
France Telecom,
Notes, 8.75%, 2031	150,000 [c]	203,693
Koninklijke KPN,
Sr. Unsub. Notes, 8.375%, 2030	250,000	332,379
New Jersey Bell Telephone,
Debs., 8%, 2022	25,000	30,252
Pacific Bell,
Debs., 7.125%, 2026	310,000	357,491
SBC Communications,
Notes, 5.875%, 2012	775,000	824,248
Sprint Capital,
Sr. Notes, 7.625%, 2011	1,200,000	1,356,104
360 Communications,
Sr. Notes, 7.6%, 2009	200,000	221,371
Telecom Italia Capital,
Notes, Cl. B, 5.25%, 2013	800,000	802,822
Telefonica Europe,
Notes, 7.75%, 2010	200,000	229,619
Verizon Global Funding,
Sr. Notes, 7.25%, 2010	500,000	562,106
Vodafone,
Sr. Notes, 7.75%, 2010	580,000	660,987
		7,628,377
Transportation—.3%
Burlington Northern Santa Fe,
Debs., 7%, 2025	100,000	118,008
Canadian National Railway,
Notes, 6.9%, 2028	100,000	119,338
Continental Airlines,
Pass-Through Certificates, Ser. 974A, 6.9%, 2018	170,322	167,372

18

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Transportation (continued)
FedEx,
Notes, 9.65%, 2012	225,000	290,410
Norfolk Southern:
Bonds, 7.8%, 2027	250,000	321,933
Debs., 9%, 2021	10,000	13,822
Union Pacific,
Debs., 6.625%, 2029	200,000	226,088
United Parcel Service,
Debs., 8.375%, 2030	10,000	14,322
		1,271,293
U.S. Government—25.8%
U.S. Treasury Bonds:
5.375%, 2/15/2031	2,150,000	2,428,984
5.5%, 8/15/2028	2,350,000	2,646,852
6.25%, 5/15/2030	1,800,000	2,241,630
7.125%, 2/15/2023	1,950,000	2,546,427
7.875%, 2/15/2021	3,830,000	5,261,731
8.75%, 5/15/2020	3,380,000	4,936,896
8.875%, 8/15/2017	3,325,000	4,736,562
11.25%, 2/15/2015	25,000	39,014
12%, 8/15/2013	1,445,000	1,809,631
12.5%, 8/15/2014	40,000	53,501
12.75%, 11/15/2010	75,000	78,758
14%, 11/15/2011	30,000	34,643
U.S. Treasury Notes:
2.25%, 2/15/2007	5,000,000 [a]	4,884,350
2.5%, 5/31/2006	3,000,000 [a]	2,971,407
3.5%, 11/15/2006	12,700,000 [a]	12,695,428
3.625%, 5/15/2013	3,700,000 [a]	3,599,841
4%, 2/15/2014	6,850,000 [a]	6,772,136
4.375%, 8/15/2012	2,300,000 [a]	2,353,549
4.75%, 11/15/2008	6,500,000 [a]	6,707,155
5%, 8/15/2011	3,300,000 [a]	3,484,965
5.625%, 5/15/2008	3,000,000 [a]	3,161,460
5.75%, 8/15/2010	3,500,000 [a]	3,804,325
6%, 8/15/2009	5,550,000 [a]	6,019,752
6.125%, 8/15/2007	9,900,000 [a]	10,435,194
6.5%, 10/15/2006	2,900,000 [a]	3,021,539
6.5%, 2/15/2010	3,350,000 [a]	3,730,124
7%, 7/15/2006	3,500,000 [a]	3,644,760
		104,100,614

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies—10.0%
Federal Farm Credit Bank,
Bonds, 2.625%, 9/17/2007	1,500,000	1,456,687
Federal Home Loan Bank:
Bonds, 1.875%, 6/15/2006	3,250,000	3,186,596
Bonds, 2.875%, 9/15/2006	3,400,000	3,362,624
Bonds, 3.875%, 1/15/2010	1,500,000	1,483,323
Bonds, 4.5%, 9/16/2013	1,500,000	1,506,148
Sr. Notes, 5.8%, 9/2/2008	850,000	894,905
Federal Home Loan Mortgage Corp:
Notes, 3.5%, 9/15/2007	2,100,000	2,083,998
Notes, 3.625%, 9/15/2008	1,000,000	986,460
Notes, 4.5%, 1/15/2015	1,100,000	1,095,606
Notes, 4.875%, 3/15/2007	3,600,000	3,666,920
Notes, 5.5%, 9/15/2011	2,500,000	2,657,547
Notes, 5.5%, 8/20/2019	500,000	503,152
Notes, 6.25%, 7/15/2032	650,000	777,157
Sub. Notes, 5.875%, 3/21/2011	750,000	801,088
Federal National Mortgage Association:
Bonds, 6.25%, 5/15/2029	1,900,000	2,246,385
Notes, 2.625%, 1/19/2007	3,000,000	2,941,245
Notes, 5.25%, 1/15/2009	5,525,000	5,740,420
Notes, 5.375%, 11/15/2011	1,250,000	1,319,772
Notes, 7.25%, 1/15/2010	1,450,000	1,636,119
Financing Corp:
Bonds, 8.6%, 9/26/2019	40,000	55,541
Bonds, 9.65%, 11/2/2018	510,000	754,647
Tennessee Valley Authority:
Bonds, Ser. C, 6%, 3/15/2013	450,000	497,776
Notes, Ser. C, 4.75%, 8/1/2013	750,000	768,560
		40,422,676
U.S. Government Agencies/Mortgage-Backed—34.4%
Federal Home Loan Mortgage Corp:
4%, 9/1/2008—9/1/2018	2,341,992	2,283,003
4.5%, 5/1/2010-8/1/2033	9,027,231	8,938,036
5%, 11/1/2007-4/1/2035	16,124,590	16,092,283
5.5%, 9/1/2009-1/1/2035	12,856,930	13,041,102
6%, 12/1/2013-7/1/2034	5,892,131	6,067,760
6.5%, 3/1/2011-11/1/2033	3,481,826	3,624,147
7%, 9/1/2011-7/1/2034	1,118,686	1,181,587
7.5%, 7/1/2010-11/1/2033	771,897	827,996
8%, 5/1/2026-10/1/2031	256,339	279,882
8.5%, 6/1/2030	7,486	8,176

20

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
4%, 12/1/2018-3/1/2019	1,294,406	1,257,316
4.5%, 4/1/2018-10/1/2033	6,480,661	6,386,188
5%, 5/1/2010-5/1/2035	20,556,576	20,511,462
5.5%, 1/1/2017-1/1/2035	22,744,329	23,030,214
6%, 6/1/2011-9/1/2034	10,180,085	10,478,682
6.5%, 1/1/2011-1/1/2034	5,563,663	5,797,438
7%, 8/1/2008-10/1/2032	1,805,440	1,906,977
7.5%, 8/1/2015-3/1/2032	523,191	561,648
8%, 5/1/2027-10/1/2030	90,621	98,918
8.5%, 2/1/2025-2/1/2031	19,215	21,006
9%, 10/1/2030	8,101	8,976
Government National Mortgage Association I:
4.5%, 6/15/2019-8/15/2033	1,410,112	1,391,919
5%, 3/15/2018-5/15/2034	2,928,783	2,936,671
5.5%, 2/15/2033-1/15/2035	5,157,288	5,253,753
6%, 4/15/2017-9/15/2034	3,802,562	3,928,075
6.5%, 9/15/2008-11/15/2033	1,561,140	1,635,490
7%, 10/15/2011-8/15/2032	725,828	769,990
7.5%, 12/15/2026-10/15/2032	301,060	323,856
8%, 8/15/2024-3/15/2032	141,904	153,910
8.5%, 10/15/2026	35,738	39,066
9%, 2/15/2022-2/15/2023	43,387	47,857
		138,883,384
Utilities/Gas & Electric—1.6%
Cincinnati Gas & Electric,
Notes, 5.7%, 2012	185,000	194,886
Duke Capital,
Sr. Notes, 8%, 2019	225,000	275,229
Florida Power & Light,
First Mortgage Bonds, 5.625%, 2034	250,000	266,020
Georgia Power,
Sr. Notes, Ser. J, 4.875%, 2007	400,000	406,654
MidAmerican Energy,
Sr. Notes, 5.875%, 2012	350,000	369,236
NiSource Finance,
Bonds, 5.4%, 2014	150,000	154,648
Ohio Power,
Sr. Notes, Ser. F, 5.5%, 2013	400,000	416,179

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Utilities/Gas & Electric (continued)
Oncor Electric Delivery,
Sr. Secured Notes, 7%, 2032	250,000	297,476
PPL Electric Utilities,
Secured Bonds, 6.25%, 2009	300,000	321,162
Pacific Gas & Electric,
First Mortgage Bonds, 6.05%, 2034	350,000	375,307
Progress Energy,
Sr. Notes, 7.1%, 2011	500,000	548,271
Public Service Company of Colorado,
First Mortgage Bonds, 7.875%, 2012	350,000	420,084
Sempra Energy,
Sr. Notes, 7.95%, 2010	500,000	568,890
South Carolina Electric & Gas,
First Mortgage Bonds, 6.625%, 2032	200,000	239,454
Southern California Edison,
Notes, 6.65%, 2029	100,000	114,983
Southern Power,
Sr. Notes, Ser. D, 4.875%, 2015	300,000	295,177
Virginia Electric & Power,
Sr. Notes, Ser. A, 5.375%, 2007	1,000,000	1,019,922
		6,283,578
Total Bonds and Notes
(cost $395,942,308)		398,548,354

Short-Term Investments—.1%

Repurchase Agreement;
Goldman Sachs & Co., Tri-Party Repurchase
Agreement, 2.79%, dated 4/29/2005,
due 5/2/2005 in the amount of $ 352,897
(fully collateralized by $ 379,499 U.S. Treasury
Strips, due 11/15/2006, value $ 359,871)
(cost $352,815)	352,815	352,815

22

Investment of Cash Collateral
for Securities Loaned—18.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $73,416,657)	73,416,657 [d]	73,416,657

Total Investments (cost $469,711,780)	117.2%	472,317,826
Liabilities, Less Cash and Receivables	(17.2%)	(69,174,172)
Net Assets	100.0%	403,143,654

[a] All or a portion of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is $82,714,340 and the total market value of the collateral held by the fund is $85,330,480, consisting of cash collateral of $73,416,657 and U.S. Government and Agency securities valued at $11,913,823.
[b] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, this security amounted to $198,926 or .05% of net assets.
[c] Variable rate security—interest rate subject to periodic change.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government/Agency Securities	70.2	Mortgage/Asset-Backed Securities	4.7
Corporate Bonds	20.6	Foreign Securities	3.3
Short-Term/Money		State Government	.1
Market Investments	18.3		117.2

† Based on net assets. See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $82,714,340)—Note 1(b):
Unaffiliated issuers	396,295,123	398,901,169
Affiliated issuers	73,416,657	73,416,657
Cash		181,780
Interest receivable		3,987,891
Receivable for shares of Capital Stock subscribed		397,715
Receivable for investment securities sold		8,785
		476,893,997

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		92,424
Liability for securities on loan—Note 1(b)		73,416,657
Payable for shares of Capital Stock redeemed		241,262
		73,750,343

Net Assets ($)		403,143,654

Composition of Net Assets ($):
Paid-in capital		400,895,275
Accumulated distributions in excess
of investment income—net		(324,274)
Accumulated net realized gain (loss) on investments		(33,393)
Accumulated net unrealized appreciation
(depreciation) on investments		2,606,046

Net Assets ($)		403,143,654

Net Asset Value Per Share
	Investor Shares	BASIC Shares

Net Assets ($)	210,090,519	193,053,135
Shares Outstanding	20,534,656	18,852,480

Net Asset Value Per Share ($)	10.23	10.24

See notes to financial statements.

24

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Interest	8,733,409
Income on securities lending	32,612
Total Income	8,766,021
Expenses:
Management fee—Note 3(a)	296,448
Distribution fee (Investor Shares)—Note 3(b)	257,874
Loan commitment fees—Note 2	1,880
Total Expenses	556,202
Investment Income—Net	8,209,819

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(143,415)
Net unrealized appreciation
(depreciation) on investments	(4,733,000)
Net Realized and Unrealized Gain (Loss) on Investments	(4,876,415)
Net Increase in Net Assets Resulting from Operations	3,333,404

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	8,209,819	15,473,192
Net realized gain (loss) on investments	(143,415)	1,295,818
Net unrealized appreciation
(depreciation) on investments	(4,733,000)	2,615,812
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,333,404	19,384,822

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(4,342,057)	(9,000,973)
BASIC shares	(4,209,872)	(7,349,709)
Net realized gain on investments:
Investor shares	(253,303)	(993,873)
BASIC shares	(216,262)	(710,630)
Total Dividends	(9,021,494)	(18,055,185)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor shares	36,534,730	93,204,485
BASIC shares	59,548,194	75,296,765
Dividends reinvested:
Investor shares	4,453,952	9,587,604
BASIC shares	3,092,359	5,897,214
Cost of shares redeemed:
Investor shares	(36,047,437)	(113,902,366)
BASIC shares	(38,810,516)	(50,333,121)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	28,771,282	19,750,581
Total Increase (Decrease) in Net Assets	23,083,192	21,080,218

Net Assets ($):
Beginning of Period	380,060,462	358,980,244
End of Period	403,143,654	380,060,462
Undistributed (distributions in
excess of) investment income—net	(324,274)	17,836

26

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Capital Share Transactions:
Investor Shares
Shares sold	3,559,598	9,014,756
Shares issued for dividends reinvested	434,738	929,077
Shares redeemed	(3,514,983)	(11,024,045)
Net Increase (Decrease) in Shares Outstanding	479,353	(1,080,212)

BASIC Shares
Shares sold	5,811,651	7,292,526
Shares issued for dividends reinvested	301,511	571,043
Shares redeemed	(3,795,406)	(4,869,359)
Net Increase (Decrease) in Shares Outstanding	2,317,756	2,994,210

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31,
2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.11% to
5.04%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated
to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

28

[a]	As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31,
2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.40% to
5.32%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated
to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 150 million shares of $.001 par value Capital Stock.The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid

30

prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in registered investment companies are valued at their net asset value. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

32

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was as follows: ordinary income $16,350,682 and long-term capital gains $1,704,503.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 2005, the fund did not borrow under the Facility.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly

34

to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares.The BASIC shares bear no distribution fee. During the period ended April 30, 2005, the Investor shares were charged $257,874 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $49,647 and Rule 12b-1 distribution plan fees $42,777.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $111,861,200 and $80,629,691, respectively.

At April 30, 2005, accumulated net unrealized appreciation on investments was $2,606,046, consisting of $5,861,022 gross unrealized appreciation and $3,254,976 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are

36

asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and

38

Lipper averages, and discussed the results of the comparisons. The Board members took into consideration that the fund's total return performance was higher than the comparison group and Lipper category averages for the three- and five-year periods, higher than the Lipper category average for the one-year period, lower than the comparison group average for the one-year period, and lower than the comparison group and Lipper category averages for the ten-year period.The Board members also took into consideration that the fund's income performance was higher than the comparison group and Lipper category averages for the one-, five- and ten-year periods, and higher than the comparison group average and lower than the Lipper category average for the three-year period.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category. Noting the fund's "unitary fee" structure, the Board members took into consideration that the fund's management fee and expense ratio were the lowest among the funds in the comparison group and the expense ratio was notably lower than the Lipper category average.

Noting that neither the Manager nor its affiliates manage any other bond index funds, representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by separate accounts, commingled funds and/or mutual funds for which they serve as sub-investment adviser, with similar investment objectives, policies and strategies (the "Similar Accounts"). Representatives of the Manager explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance and the services provided. The Board concluded that the

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

Similar Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that certain Similar Accounts had lower fees as a result of historical pricing arrangements and other Similar Accounts were mutual funds that were sub-advised but not administered by an affiliate of the Manager.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund's advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

40

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material

economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 41

For More	Information

Dreyfus	Transfer Agent &
Bond Market Index Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Dreyfus
BASIC S&P 500
Stock Index Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
23	Statement of Financial Futures
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
27	Financial Highlights
28	Notes to Financial Statements
35	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC S&P 500 Stock Index Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,Tom Durante, CFA.

The six-month reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Tom Durante, CFA, Portfolio Manager

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund produced a total return of 3.16% .1 The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") the fund's benchmark, produced a 3.28% return for the same period.2,3

We attribute the fund and market's performance to investors' changing economic expectations. Stock market gains achieved in the wake of the U.S. presidential election during the first half of the reporting period were followed by relatively lackluster returns during the second half of the reporting period.The difference in return between the fund and S&P 500 Index was primarily the result of transaction costs and other operating expenses that are not reflected by the S&P 500 Index.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index.To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors.The S&P 500 Index is dominated by large-cap, blue-chip stocks that comprise nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to reflect the industries of the U.S. economy. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index.The fund does not attempt to manage market volatility.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was growing stronger due to low interest rates, strong consumer confidence and higher levels of capital spending among businesses. In addition, the resolution of the U.S. presidential election lifted a cloud of uncertainty from the economy and financial markets. These factors helped fuel a stock market rally that persisted through the end of 2004. By February 2005, however, the economy appeared to hit a "soft patch," and investors became concerned that rising short-term interest rates and higher energy prices might constrain economic growth further.

In this changing investment environment, investor sentiment shifted from smaller, faster-growing companies to shares of larger companies with track records of stable and predictable earnings under a broad range of economic conditions. As a result, the large-cap stocks in the S&P 500 Index generally produced higher returns than smaller-cap stocks for the first extended period in several years.

The fund's strongest gains during the reporting period stemmed from its energy holdings, which benefited from higher commodity prices as rising demand from China and other emerging markets was met by limited supplies of oil and gas. Large integrated energy companies, such as industry leader Exxon Mobil, produced particularly strong results.

The fund also received strong contributions to performance from the health care sector, where medical providers, HMOs and hospitals fared well.These companies benefited from greater pricing power and lower costs. In addition, as more workers found employment in the recovering economy, HMO enrollment trends improved, helping to boost revenues and earnings.

Consumer staples stocks benefited during the reporting period from investors' increasing preference for value-oriented stocks over more growth-oriented shares. Companies that sell home goods, food, beverages and tobacco products to consumers tend to offer attractive dividends and produce stable,predictable returns regardless of economic conditions. In addition, tobacco companies, such as Altria Group, gained value as litigation concerns eased.

4

On the other hand, technology stocks produced generally disappointing returns over the reporting period as investors turned away from the more growth-oriented parts of the market. Electronic equipment and Internet companies bore the brunt of the sector's weakness.Automobile companies also lost value as the industry's business fundamentals deteriorated in the rising interest-rate environment. Finally, in the consumer cyclicals area, large warehouse-type retailers, such as Wal-Mart Stores, were hurt by higher gasoline costs, which left their customer base with less disposable income. However, luxury retailers, whose customers generally have higher incomes, fared relatively well.

What is the fund's current strategy?

As an index fund, our strategy is to attempt to replicate the returns of the S&P 500 Index.Accordingly, as of April 30, 2005, the percentage of the fund's assets invested in each industry group closely approximated its representation in the S&P 500 Index. In our view, an investment in a broadly diversified index fund, such as Dreyfus BASIC S&P 500 Stock Index Fund, can help investors seek to manage stock market risk by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	"Standard & Poor's®,""S&P®,""Standard & Poor's® 500" and "S&P 500®" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.01
Ending value (after expenses)	$1,031.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.00
Ending value (after expenses)	$1,023.80

† Expenses are equal to the fund's annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied bt 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
Common Stocks—95.4%	Shares	Value ($)

Consumer Cyclical—8.3%
Albertson's	45,886 [a]	908,083
AutoNation	28,200 [b]	515,214
AutoZone	8,400 [b]	697,200
Bed Bath & Beyond	37,700 [b]	1,402,817
Best Buy	37,200	1,872,648
Big Lots	14,100 [b]	143,538
Brunswick	12,050	506,100
CVS	49,868	2,572,191
Circuit City Stores—Circuit City Group	23,886	377,399
Coach	47,600 [b]	1,275,680
Cooper Tire & Rubber	8,753	152,740
Costco Wholesale	58,900	2,390,162
Dana	18,749	214,113
Darden Restaurants	18,450	553,500
Delphi	69,972	230,907
Delta Air Lines	17,450 [a,b]	57,410
Dillard's, Cl. A	8,800	204,776
Dollar General	37,546	764,061
Eastman Kodak	35,750 [a]	893,750
Eaton	19,042	1,116,813
Family Dollar Stores	20,900	563,882
Federated Department Stores	21,100	1,213,250
Ford Motor	228,311	2,079,913
Gap	98,950	2,112,582
General Motors	70,450 [a]	1,879,606
Genuine Parts	21,800	935,220
Harley-Davidson	36,450	1,713,879
Harrah's Entertainment	14,194	931,410
Hasbro	20,775	393,063
Hilton Hotels	47,950	1,046,748
Home Depot	273,800	9,684,306
International Game Technology	43,000	1,156,270
J.C. Penney	33,750	1,600,088
Johnson Controls	23,856	1,308,978

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Cyclical (continued)
Jones Apparel Group	15,300	465,885
Kohl's	40,600 [b]	1,932,560
Kroger	91,300 [b]	1,439,801
Limited Brands	47,600	1,032,444
Liz Claiborne	13,500	478,305
Lowe's Cos.	96,400	5,023,404
Marriott International, Cl. A	25,050	1,571,888
Mattel	51,950	937,698
May Department Stores	36,400	1,276,912
Maytag	9,900 [a]	95,931
McDonald's	158,600	4,648,566
NIKE, Cl. B	28,650	2,200,607
Navistar International	8,200 [b]	242,146
Nordstrom	15,750	800,573
Office Depot	39,050 [b]	764,599
OfficeMax	11,614	377,223
PACCAR	21,674	1,471,665
RadioShack	19,752	493,207
Reebok International	6,965	282,849
Safeway	55,850 [b]	1,189,047
Sears Holdings	11,941	1,614,901
Southwest Airlines	91,893	1,367,368
Staples	92,700	1,767,789
Starbucks	49,850 [b]	2,468,572
Starwood Hotels & Resorts Worldwide	26,450	1,437,293
TJX Cos.	60,050	1,360,133
Target	111,650	5,180,560
Tiffany & Co.	18,100	545,715
Toys R Us	26,800 [b]	679,380
V. F.	12,450	704,546
Visteon	16,196	56,686
Wal-Mart Stores	422,500	19,916,650
Walgreen	127,400	5,485,844
Wendy's International	14,197	609,477
Whirlpool	8,350 [a]	518,201
Yum! Brands	36,360	1,707,466
		115,614,188

8

Common Stocks (continued)	Shares	Value ($)

Consumer Staples—7.7%
Alberto-Culver, Cl. B	10,616	472,412
Altria Group	258,000	16,767,420
Anheuser-Busch Cos.	96,900 [a]	4,541,703
Archer-Daniels-Midland	77,735	1,398,453
Avon Products	58,772	2,355,581
Brown-Forman, Cl. B	11,200 [a]	621,600
Campbell Soup	40,650	1,208,931
Clorox	19,150	1,212,195
Coca-Cola	282,500	12,271,800
Coca-Cola Enterprises	43,950	892,185
Colgate-Palmolive	65,500	3,261,245
ConAgra Foods	64,282	1,719,543
Fortune Brands	18,021	1,524,216
General Mills	45,500	2,247,700
Gillette	123,600	6,382,704
H.J. Heinz	43,650	1,608,502
Hershey Foods	27,300	1,744,470
International Flavors & Fragrances	11,000	416,900
Kellogg	43,750	1,966,562
Kimberly-Clark	60,000	3,747,000
McCormick & Co.	16,900	584,571
Molson Coors Brewing, Cl. B	10,065 [a]	621,514
Newell Rubbermaid	34,278 [a]	744,861
Pactiv	18,550 [b]	397,712
Pepsi Bottling Group	24,700	708,149
PepsiCo	209,220	11,641,001
Procter & Gamble	314,600	17,035,590
Reynolds American	14,550 [a]	1,134,464
SUPERVALU	16,800 [a]	530,208
Sara Lee	98,400	2,104,776
Sysco	79,408	2,747,517
UST	20,600	943,480
Wm. Wrigley Jr.	24,350	1,683,316
		107,238,281
Energy—8.3%
Amerada Hess	10,650	997,372
Anadarko Petroleum	29,575	2,160,158

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Apache	40,726 [a]	2,292,466
BJ Services	20,300	989,625
Baker Hughes	42,170	1,860,540
Burlington Resources	48,212	2,343,585
ChevronTexaco	262,420	13,645,840
ConocoPhillips	86,737	9,094,374
Devon Energy	59,800	2,701,166
Dynegy, Cl. A	41,250 [b]	138,188
EOG Resources	29,800	1,416,990
El Paso	80,236 [a]	801,558
Exxon Mobil	796,256	45,410,480
Halliburton	62,900	2,616,011
Kerr-McGee	20,339	1,578,306
KeySpan	20,100	762,393
Kinder Morgan	13,700	1,047,502
Marathon Oil	43,300	2,016,481
Nabors Industries	17,700 [b]	953,499
National-Oilwell Varco	20,900 [b]	830,566
Nicor	5,550 [a]	205,184
NiSource	33,850	786,674
Noble	16,950	862,755
Occidental Petroleum	49,500	3,415,500
Peoples Energy	4,720	186,912
Rowan Cos.	13,360 [a]	354,441
Schlumberger	73,500	5,028,135
Sempra Energy	29,642	1,196,944
Sunoco	8,618 [a]	855,423
Transocean	40,050 [b]	1,857,119
Unocal	33,700	1,838,335
Valero Energy	32,000	2,192,960
Williams Cos.	71,100 [a]	1,210,122
XTO Energy	43,366	1,308,352
		114,955,956
Health Care—13.0%
Abbott Laboratories	194,350	9,554,246
Aetna	36,754	2,696,641
Allergan	16,450	1,157,916

10

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
AmerisourceBergen	13,150 [a]	805,832
Amgen	156,166 [b]	9,090,423
Applera—Applied Biosystems Group	24,500	519,400
Bausch & Lomb	6,714	503,550
Baxter International	77,300	2,867,830
Becton, Dickinson & Co.	31,500	1,843,380
Biogen Idec	41,640 [b]	1,509,034
Biomet	31,475	1,217,767
Boston Scientific	94,800 [b]	2,804,184
Bristol-Myers Squibb	243,700 [a]	6,336,200
C.R. Bard	13,100	932,327
CIGNA	16,400	1,508,472
Cardinal Health	54,050	3,003,559
Caremark Rx	57,000 [b]	2,282,850
Chiron	18,400 [a,b]	628,360
Eli Lilly & Co.	141,250	8,258,887
Express Scripts	9,500 [a,b]	851,580
Fisher Scientific International	14,600 [a]	866,948
Forest Laboratories	43,800 [b]	1,562,784
Genzyme	30,950 [b]	1,813,979
Gilead Sciences	54,000 [b]	2,003,400
Guidant	40,200	2,978,016
HCA	51,350	2,867,384
Health Management Associates, Cl. A	30,450 [a]	753,029
Hospira	19,445 [b]	652,379
Humana	20,050 [b]	694,733
Johnson & Johnson	370,796	25,447,729
King Pharmaceuticals	30,150 [b]	241,200
Laboratory Corporation of America Holdings	16,800 [b]	831,600
Manor Care	10,750	358,513
McKesson	36,804	1,361,748
Medco Health Solutions	34,369 [b]	1,751,787
MedImmune	31,050 [b]	787,738
Medtronic	150,800	7,947,160
Merck & Co.	275,350	9,334,365
Millipore	6,250 [b]	301,375
Mylan Laboratories	33,600	554,400

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
PerkinElmer	16,182	299,367
Pfizer	930,340	25,277,338
Quest Diagnostics	11,350	1,200,830
Schering-Plough	183,900	3,837,993
St. Jude Medical	45,000 [b]	1,756,350
Stryker	46,700	2,267,285
Tenet Healthcare	58,350 [a,b]	698,450
Thermo Electron	19,900 [b]	497,102
UnitedHealth Group	79,950	7,556,075
Waters	15,100 [b]	598,413
Watson Pharmaceuticals	13,650 [b]	409,500
WellPoint Health Networks	38,050 [b]	4,860,888
Wyeth	166,650	7,489,251
Zimmer Holdings	30,720 [b]	2,501,222
		180,732,769
Interest Sensitive—22.7%
ACE	35,400	1,520,784
AFLAC	62,600	2,544,690
Allstate	84,650	4,753,944
Ambac Financial Group	13,600	909,160
American Express	146,300	7,710,010
American International Group	324,796	16,515,876
AmSouth Bancorporation	44,250	1,164,660
Aon	39,450 [a]	822,532
Apartment Investment & Management, Cl. A	11,900	453,628
Archstone-Smith Trust	24,900	895,653
BB&T	68,400	2,681,964
Bank of America	505,482	22,766,908
Bank of New York	97,028	2,710,962
Bear Stearns Cos.	14,098	1,334,516
CIT Group	26,300	1,059,364
Capital One Financial	30,800	2,183,412
Charles Schwab	143,150	1,481,603
Chubb	23,900	1,954,542
Cincinnati Financial	20,837	838,481
Citigroup	651,626	30,600,357
Comerica	21,200	1,213,912

12

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Compass Bancshares	15,400	662,508
Countrywide Financial	72,398	2,620,084
E*TRADE Financial	46,200 [b]	513,282
Equity Office Properties Trust	50,300	1,582,941
Equity Residential	35,250	1,210,837
Fannie Mae	120,650	6,509,067
Federated Investors, Cl. B	11,850	337,133
Fifth Third Bancorp	64,891 [a]	2,822,759
First Horizon National	15,400	639,562
Franklin Resources	24,700	1,696,396
Freddie Mac	85,750	5,275,340
General Electric	1,321,750	47,847,350
Golden West Financial	35,200	2,194,016
Goldman Sachs Group	55,850	5,964,222
H&R Block	20,650	1,028,576
Hartford Financial Services Group	36,900	2,670,453
Huntington Bancshares	28,876	678,875
J.P. Morgan Chase & Co.	443,148	15,727,322
Janus Capital Group	29,500	383,205
Jefferson-Pilot	17,000	853,570
KeyCorp	50,650 [a]	1,679,554
Lehman Brothers Holdings	34,450	3,159,754
Lincoln National	21,750	978,097
Loews	19,900	1,410,512
M&T Bank	12,300	1,272,435
MBIA	17,500 [a]	916,650
MBNA	159,318	3,146,530
MGIC Investment	12,050	710,950
Marsh & McLennan Cos.	66,000	1,849,980
Marshall & Ilsley	25,950	1,106,508
Mellon Financial	52,800	1,462,032
Merrill Lynch	116,050	6,258,577
MetLife	91,400	3,555,460
Morgan Stanley	138,760	7,301,551
National City	74,100	2,516,436
North Fork Bancorporation	58,725	1,653,109
Northern Trust	25,350	1,141,511

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
PNC Financial Services Group	35,250 [a]	1,876,358
Plum Creek Timber	22,900	790,966
Principal Financial Group	37,350 [a]	1,459,638
Progressive	25,000	2,281,750
ProLogis	22,900	906,611
Providian Financial	36,550 [b]	609,289
Prudential Financial	65,350	3,734,753
Regions Financial	57,886	1,938,602
SLM	53,550	2,551,122
Safeco	15,900	837,453
Simon Property Group	27,550 [a]	1,820,229
Sovereign Bancorp	46,700	960,619
St. Paul Travelers Cos.	83,527	2,990,267
State Street	41,600	1,923,168
SunTrust Banks	42,300	3,080,709
Synovus Financial	38,800	1,087,564
T. Rowe Price Group	15,450	852,377
Torchmark	13,516	722,160
U.S. Bancorp	231,157	6,449,280
UnumProvident	37,072 [a]	619,844
Wachovia	197,690	10,117,774
Washington Mutual	108,885	4,499,128
Wells Fargo	211,480	12,676,111
XL Capital, Cl. A	17,300	1,216,190
Zions Bancorporation	11,250	787,838
		314,243,902
Producer Goods & Services—9.9%
Air Products & Chemicals	28,350	1,664,996
Alcoa	108,638	3,152,675
Allegheny Technologies	11,133	249,379
American Power Conversion	22,450	544,637
American Standard Cos.	22,450	1,003,740
Ashland	8,300	558,092
Avery Dennison	12,692	664,426
Ball	13,700	541,150
Bemis	13,300	366,548
Black & Decker	10,050	840,482

14

Common Stocks (continued)	Shares		Value ($)

Producer Goods & Services (continued)
Boeing	103,844		6,180,795
Burlington Northern Santa Fe	47,217		2,278,220
CSX	26,850		1,077,491
Caterpillar	42,750		3,764,138
Centex	15,828		913,592
Cooper Industries, Cl. A	11,600		738,456
Cummins	5,347		363,596
Deere & Co.	30,800		1,926,232
Dover	25,400		923,544
Dow Chemical	118,913		5,461,674
E. I. du Pont de Nemours	124,294		5,855,490
Eastman Chemical	9,726		525,204
Ecolab	27,550		901,161
Emerson Electric	52,300		3,277,641
Engelhard	15,200		465,576
FedEx	37,592		3,193,440
Fluor	10,639		548,546
Freeport-McMoRan Copper & Gold, Cl. B	22,300	[a]	772,918
General Dynamics	24,950		2,620,997
Georgia-Pacific	32,387		1,109,902
Goodrich	15,000		604,500
Goodyear Tire & Rubber	21,900	[a,b]	259,953
Great Lakes Chemical	6,403		198,749
Hercules	13,950	[b]	184,558
Honeywell International	106,100		3,794,136
ITT Industries	11,550		1,044,813
Illinois Tool Works	34,250		2,870,835
Ingersoll-Rand, Cl. A	21,650		1,664,236
International Paper	61,138		2,096,422
KB HOME	10,300	[a]	587,100
L-3 Communications Holdings	14,400		1,021,968
Leggett & Platt	23,800		641,648
Lockheed Martin	50,050		3,050,548
Louisiana-Pacific	13,800		339,480
Masco	55,818		1,757,708
MeadWestvaco	25,246		743,494
Molex	20,925		531,704

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)

Producer Goods & Services (continued)
Monsanto	33,188		1,945,480
Newmont Mining	55,324	[a]	2,100,652
Norfolk Southern	49,900		1,566,860
Northrop Grumman	44,912		2,462,974
Nucor	19,900		1,016,890
PPG Industries	21,621		1,460,499
Pall	15,453		414,604
Parker-Hannifin	14,990		898,501
Phelps Dodge	12,075		1,036,639
Praxair	40,200		1,882,566
Pulte Homes	14,796		1,057,174
Raytheon	56,500		2,124,965
Rockwell Automation	21,800		1,007,814
Rockwell Collins	22,200		1,018,536
Rohm & Haas	24,255		1,058,973
Sealed Air	10,381	[b]	502,856
Sherwin-Williams	15,800		704,206
Sigma-Aldrich	8,600		502,498
Snap-On	7,250		240,483
Stanley Works	9,377		403,492
3M	96,300		7,364,061
Temple-Inland	14,300		482,625
Textron	16,850		1,269,648
Tyco International	251,082		7,861,377
Union Pacific	32,550		2,080,922
United Parcel Service, Cl. B	139,550		9,951,311
United States Steel	14,250		609,330
United Technologies	63,878		6,497,670
Vulcan Materials	12,850		681,564
W.W. Grainger	10,400		575,016
Weyerhaeuser	30,300		2,078,883
			136,735,659
Services—6.3%
ALLTEL	37,750		2,150,240
Affiliated Computer Services, Cl. A	15,800	[a,b]	753,186
Allied Waste Industries	33,800	[a,b]	270,062

16

Common Stocks (continued)	Shares		Value ($)

Services (continued)
Apollo Group, Cl. A	20,700	[a,b]	1,492,884
Automatic Data Processing	72,750		3,160,260
Carnival	65,700		3,211,416
Cendant	131,586		2,619,877
Cintas	18,600		717,774
Clear Channel Communications	65,750		2,100,055
Comcast, Cl. A	275,796	[b]	8,855,809
Computer Sciences	23,850	[b]	1,036,998
Convergys	17,750	[a,b]	230,040
Dow Jones & Co.	8,850		295,944
Electronic Data Systems	64,550		1,249,043
Equifax	16,850		567,003
First Data	99,972		3,801,935
Fiserv	24,150	[b]	1,021,545
Gannett	31,350	[a]	2,413,950
IMS Health	28,900		693,022
Interpublic Group of Companies	52,700	[b]	677,722
Knight-Ridder	9,450	[a]	611,415
McGraw-Hill Cos.	23,700		2,063,796
Meredith	5,660		266,020
Monster Worldwide	15,050	[a,b]	346,301
Moody's	17,100		1,404,594
NEXTEL Communications, Cl. A	140,550	[b]	3,933,995
New York Times, Cl. A	18,186		606,684
News, Cl. A	359,300		5,490,104
Omnicom Group	23,250		1,927,425
Paychex	44,375		1,357,875
R. R. Donnelley & Sons	26,900		885,279
Robert Half International	20,050	[a]	497,641
Ryder System	7,950		293,594
Sabre Holdings	16,426		321,292
SunGard Data Systems	36,050	[b]	1,204,070
Time Warner	573,100	[b]	9,633,811
Tribune	37,241		1,437,502
Unisys	42,100	[b]	273,229
Univision Communications, Cl. A	36,350	[a,b]	955,642

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Services (continued)
Viacom, Cl. B	212,600	7,360,212
Walt Disney	255,300	6,739,920
Waste Management	70,842	2,018,289
		86,947,455
Technology—13.6%
ADC Telecommunications	101,150 [b]	229,610
Adobe Systems	30,300	1,801,941
Advanced Micro Devices	49,100 [a,b]	698,693
Agilent Technologies	53,908 [b]	1,118,591
Altera	46,400 [b]	961,872
Analog Devices	46,500	1,586,115
Andrew	20,100 [a,b]	246,627
Apple Computer	101,900 [b]	3,674,514
Applied Materials	207,950	3,092,216
Applied Micro Circuits	38,400 [b]	102,528
Autodesk	28,600 [a]	910,338
Avaya	59,868 [b]	519,654
BMC Software	27,650 [b]	447,930
Broadcom, Cl. A	36,250 [b]	1,084,238
CIENA	71,400 [b]	164,220
Cisco Systems	806,050 [b]	13,928,544
Citrix Systems	21,150 [b]	475,875
Computer Associates International	66,349	1,784,788
Compuware	48,350 [b]	287,682
Comverse Technology	24,650 [b]	561,774
Corning	175,800 [b]	2,417,250
Danaher	34,300	1,736,609
Dell	306,600 [b]	10,678,878
EMC	300,000 [b]	3,936,000
eBay	150,900 [b]	4,788,057
Electronic Arts	38,400 [b]	2,050,176
Freescale Semiconductor, Cl. B	50,113 [b]	945,131
Gateway	37,300 [b]	127,193

18

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Hewlett-Packard	361,065	7,391,001
Intel	776,500	18,263,280
International Business Machines	203,600	15,550,968
Intuit	23,150 [b]	932,945
JDS Uniphase	180,200 [b]	266,696
Jabil Circuit	22,900 [b]	632,040
KLA-Tencor	24,500	955,990
LSI Logic	48,032 [a,b]	257,451
Lexmark International	15,800 [b]	1,097,310
Linear Technology	38,300	1,368,842
Lucent Technologies	552,571 [a,b]	1,342,747
Maxim Integrated Products	40,750	1,524,050
Mercury Interactive	10,550 [b]	436,032
Micron Technology	76,550 [b]	743,301
Microsoft	1,261,750	31,922,275
Motorola	305,706	4,689,530
NCR	23,200 [b]	765,600
NVIDIA	20,700 [b]	454,158
National Semiconductor	44,300	845,244
Network Appliance	45,650 [b]	1,215,659
Novell	47,300 [b]	279,543
Novellus Systems	17,450 [b]	408,854
Oracle	560,350 [b]	6,477,646
PMC-Sierra	22,450 [b]	180,947
Parametric Technology	33,750 [b]	179,550
Pitney Bowes	28,756	1,285,968
QLogic	11,500 [b]	382,260
QUALCOMM	205,200 [a]	7,159,428
Sanmina-SCI	65,250 [b]	261,653
Scientific-Atlanta	19,000	581,020
Siebel Systems	64,200 [b]	577,800
Solectron	121,050 [a,b]	399,465
Sun Microsystems	421,200 [b]	1,528,956

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Symantec	88,500 [b]	1,662,030
Symbol Technologies	30,300	405,111
Tektronix	11,168	241,899
Tellabs	57,650 [b]	447,364
Teradyne	24,250 [a,b]	267,235
Texas Instruments	214,600	5,356,416
VERITAS Software	52,630 [b]	1,083,652
Xerox	119,398 [a,b]	1,582,024
Xilinx	43,500	1,171,890
Yahoo!	162,600 [b]	5,611,326
		188,544,200
Utilities—5.6%
AES	80,900 [b]	1,300,872
AT&T	99,849	1,910,111
Allegheny Energy	20,200 [a,b]	493,688
Ameren	24,350 [a]	1,258,895
American Electric Power	47,790	1,683,164
BellSouth	228,400	6,050,316
CMS Energy	26,850 [a,b]	346,902
Calpine	66,600 [a,b]	119,214
CenterPoint Energy	36,044 [a]	426,761
CenturyTel	16,800	515,592
Cinergy	23,850	944,460
Citizens Communications	41,800 [a]	532,950
Consolidated Edison	30,200	1,307,056
Constellation Energy Group	22,050	1,158,948
DTE Energy	21,700 [a]	997,115
Dominion Resources	42,434	3,199,524
Duke Energy	116,922	3,412,953
Edison International	40,600	1,473,780
Entergy	26,550	1,946,115
Exelon	82,874	4,102,263

20

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
FPL Group	48,800	1,992,016
FirstEnergy	41,131 [a]	1,790,021
PG&E	45,000 [a]	1,562,400
PPL	23,550	1,277,823
Pinnacle West Capital	12,100	506,990
Progress Energy	30,824	1,294,300
Public Service Enterprise Group	29,750	1,728,475
Qwest Communications International	208,374 [a,b]	712,639
SBC Communications	411,928	9,803,886
Southern	92,650	3,052,818
Sprint (FON Group)	184,300	4,102,518
TECO Energy	25,800	428,538
TXU	29,970	2,571,126
Verizon Communications	345,392	12,365,034
Xcel Energy	49,980 [a]	858,656
		77,227,919
Total Common Stocks
(cost $1,016,192,048)		1,322,240,329

	Principal
Short-Term Investments—4.5%	Amount ($)	Value ($)

Repurchase Agreement—3.9%
Goldman Sachs & Co., Tri-Party Repurchase Agreement,
2.79%, dated 4/29/2005, due 5/2/2005 in the
amount of $54,512,671 (fully collateralized by
$53,778,000 of various U.S. Government Agency
Obligations,value $54,500,561)	54,500,000	54,500,000
U.S. Treasury Bills—.6%
2.71%, 6/16/2005	2,500,000 [c]	2,491,725
2.68%, 6/30/2005	5,000,000 [c]	4,977,950
		7,469,675
Total Short-Term Investments
(cost $61,969,382)		61,969,675

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.9%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $40,032,731)	40,032,731 [d]	40,032,731

Total Investments (cost $1,118,194,161)	102.8%	1,424,242,735
Liabilities, Less Cash and Receivables	(2.8%)	(38,761,771)
Net Assets	100.0%	1,385,480,964

[a] All or a portion of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is $38,077,892 and the total market value of the collateral held by the fund is $40,032,731.
[b] Non-income producing.
[c] Partially held by the broker in a segregated account as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	22.7	Services	6.3
Technology	13.6	Utilities	5.6
Health Care	13.0	Short-Term Investments/
Producer Goods & Services	9.9	Money Market Investments	4.5
Consumer Cyclical	8.3	Investment of Cash Collateral	2.9
Energy	8.3	Future Contracts	(.2)
Consumer Staples	7.7		102.6

† Based on net assets. See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES April 30, 2005 (Unaudited)
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2005 ($)

Financial Futures Long
Standard & Poor's 500	223	64,586,375	June 2005	(2,213,813)

See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $38,077,892)—Note 1(b):
Unaffiliated issuers	1,078,161,430	1,384,210,004
Affiliated issuers	40,032,731	40,032,731
Cash		376,223
Dividends and interest receivable		1,682,221
Receivable for futures variation margin—Note 4		860,590
Receivable for shares of Capital Stock subscribed		374,181
		1,427,535,950

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		236,463
Liability for securities loaned—Note 1(b)		40,032,731
Payable for shares of Capital Stock redeemed		1,681,941
Payable for investment securities purchased		103,851
		42,054,986

Net Assets ($)		1,385,480,964

Composition of Net Assets ($):
Paid-in capital		1,308,529,064
Accumulated undistributed investment income—net		6,167,570
Accumulated net realized gain (loss) on investments		(233,050,432)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($2,213,813) net unrealized
(depreciation) on financial futures]		303,834,762

Net Assets ($)		1,385,480,964

Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		57,432,260
Net Asset Value, offering and redemption price per share ($)		24.12

See notes to financial statements.

24

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends	16,198,919
Interest	618,312
Income from securities lending	16,103
Total Income	16,833,334
Expenses:
Management fee—Note 3(a)	1,396,134
Loan commitment fees—Note 2	6,537
Total Expenses	1,402,671
Investment Income—Net	15,430,663

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(9,563,534)
Net realized gain (loss) on financial futures	2,366,250
Net Realized Gain (Loss)	(7,197,284)
Net unrealized appreciation (depreciation) on investments [including
($2,497,488) net unrealized (depreciation) on financial futures]	33,448,609
Net Realized and Unrealized Gain (Loss) on Investments	26,251,325
Net Increase in Net Assets Resulting from Operations	41,681,988

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	15,430,663	20,218,955
Net realized gain (loss) on investments	(7,197,284)	(46,757,519)
Net unrealized appreciation
(depreciation) on investments	33,448,609	142,636,199
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,681,988	116,097,635

Dividends to Shareholders from ($):
Investment income—net	(16,751,971)	(19,461,638)

Capital Stock Transactions ($):
Net proceeds from shares sold	219,911,466	302,924,387
Dividends reinvested	14,825,298	17,625,867
Cost of shares redeemed	(212,508,875)	(410,410,373)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	22,227,889	(89,860,119)
Total Increase (Decrease) in Net Assets	47,157,906	6,775,878

Net Assets ($):
Beginning of Period	1,338,323,058	1,331,547,180
End of Period	1,385,480,964	1,338,323,058
Undistributed investment income—net	6,167,570	7,488,878

Capital Share Transactions (Shares):
Shares sold	8,854,047	13,000,240
Shares issued for dividends reinvested	598,440	784,433
Shares redeemed	(8,586,617)	(17,775,102)
Net Increase (Decrease) in Shares Outstanding	865,870	(3,990,429)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
See notes to financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly

28

affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

30

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $197,191,966 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $44,810,490 of the carryover expires in fiscal 2009, $62,001,872 expires in fiscal 2010, $45,030,585 expires in fiscal 2011 and $45,349,019 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was as follows: ordinary income $19,461,638. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year,plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The component of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $236,463.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2005, amounted to $88,747,637 and $85,644,631, respectively.

32

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2005, are set forth in the Statement of Financial Futures.

At April 30, 2005, accumulated net unrealized appreciation on investments was $306,048,574, consisting of $418,819,765 gross unrealized appreciation and $112,771,191 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

34

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and discussed the results of the comparisons. The Board

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

members took into consideration that the fund's total return performance was higher than the fund's comparison group and Lipper category averages for the one-, three-, five- and ten-year periods.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category.They took into consideration that the fund's expense ratio was below the comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts, or mutual funds for which the Manager or its affiliates serve as sub-investment adviser, with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee"structure,the Board members concluded that the Similar Funds had advisory fees and expense ratios that were higher than the fund's management fee and expense ratio and the two Separate Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that one of the Similar Accounts has lower fees as a result of historical pricing arrangements and the other Similar Account was a mutual fund that was sub-advised but not administered by an affiliate of the Manager. The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee.The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

36

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the Manager's soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's performance.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

38

NOTES

For More Information

Dreyfus BASIC	Transfer Agent &
S&P 500 Stock Index Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0713SA0405

Dreyfus Disciplined
Stock Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
23	Information About the Review
and Approval of the Fund's
Investment Management Agreement

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Disciplined Stock Fund

The Fund

L E T T E R F R O M T H E C H A I R M A N

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sean P. Fitzgibbon.

The six-month reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Crporation May 16, 2005

D I S C U S S I O N O F F U N D P E R F O R M A N C E

Sean P. Fitzgibbon, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund produced a total return of 4.32% .1 For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of 3.28% .2

We attribute the generally favorable environment for stocks to good corporate revenue and earnings reports in expanding U.S. and global economies. These positive factors outweighed the negative impact of high energy prices, rising short-term interest rates and ongoing geopolitical uncertainties. The fund matched or exceeded the benchmark's performance in virtually every investment sector, deriving particularly good returns from holdings in the consumer discretionary and financial sectors.

What is the fund's investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.

The fund invests in a diversified portfolio of large-cap companies that we believe meet our standards for value and growth.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 500 Index.

In addition to identifying what we believe are attractive investment opportunities, our approach has been designed to manage the risks associated with modifying the fund's sector and industry exposure often in an effort to capitalize on those sectors and industries currently

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

in favor.We do not believe that the advantages of attempting to rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to minimize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the reporting period, the fund held positions in approximately 99 stocks across nine economic sectors. Our 10 largest holdings accounted for approximately 27% of the portfolio, so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

The fund produced its best performance compared to the benchmark in the consumer discretionary sector. Much of the fund's relatively strong returns in the sector flowed from our decision to avoid the troubled automotive industry, which suffered substantial declines during the reporting period. Instead, we focused on travel and leisure-related companies, such as cruise line operator Carnival, hotel operator and franchiser Marriott International and diversified entertainment company Walt Disney.The timely sale of the fund's position in online auctioneer eBay further boosted relative performance. This move, prompted by the stock's rising valuation, preceded a sharp decline in the stock's price, illustrating the importance of disciplined adherence to the fund's growth-and-value investment criteria.

In the financial sector, the fund enhanced performance by trimming its exposure to banking stocks that we believed were vulnerable to a rising interest-rate environment. Instead, the fund emphasized asset management companies, such as Franklin Resources, and brokerage firms, such as Goldman Sachs Group and Lehman Brothers Holdings. In the health care area, the fund benefited from its holdings among service providers, such as WellPoint, and its increased exposure in 2005 to major pharmaceutical firms, such as Johnson & Johnson.

On the negative side, technology holdings, such as IBM, declined even more steeply in 2005, detracting from the fund's total returns. Finally, telecommunications provider Verizon Communications lost significant ground during the reporting period over concerns related to its bid to acquire MCI.

What is the fund's current strategy?

As of April 30, 2005, the fund held slightly overweighted positions among consumer discretionary stocks in the travel-, leisure- and media-related areas, reflecting the group's attractive valuations and rebounding advertising spending. On the other hand, the fund held mildly underweighted exposure to consumer staples stocks, particularly in the beverage and food retailing areas, in light of challenging business trends. More generally, we believe that the economy's recent rate of cyclical growth shows signs of slowing. Accordingly, within most industry groups, we currently are in the process of shifting our emphasis toward companies that, in our judgment, have stable growth characteristics.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation in effect through October 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	SOURCE: LIPPER, INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

T h e F u n d 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 4.56
Ending value (after expenses)	$1,043.20

C O M P A R I N G Y O U R F U N D ' S E X P E N S E S W I T H T H O S E O F O T H E R F U N D S ( U n a u d i t e d )

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 4.51
Ending value (after expenses)	$1,020.33

† Expenses are equal to the fund's annualized expense ratio of .90%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

S TAT E M E N T O F I N V E S T M E N T S A p r i l 3 0 , 2 0 0 5 (Unaudited)
Common Stocks—99.4%	Shares	Value ($)

Consumer Discretionary—12.3%
Advance Auto Parts	227,690 [a]	12,147,262
Carnival	208,490	10,190,991
Coach	404,300 [a]	10,835,240
Comcast, Cl. A	314,620 [a]	10,102,448
Dollar General	390,700	7,950,745
Home Depot	259,210	9,168,258
J. C. Penney	242,350	11,489,813
Marriott International, Cl. A	91,830	5,762,333
McDonald's	389,140	11,405,693
Nordstrom	124,250	6,315,628
Omnicom Group	70,480 [b]	5,842,792
Time Warner	995,670 [a]	16,737,213
Viacom, Cl. B	167,720	5,806,466
Walt Disney	610,080	16,106,112
		139,860,994
Consumer Staples—8.9%
Altria Group	216,020	14,039,140
Bunge	121,140 [b]	6,880,752
CVS	124,750	6,434,605
Diageo, ADR	103,500	6,184,125
Estee Lauder Cos., Cl. A	188,040	7,222,616
Gillette	273,340	14,115,278
Kellogg	135,460	6,088,927
Procter & Gamble	400,700	21,697,905
Wal-Mart Stores	375,530	17,702,484
		100,365,832
Energy Related—8.6%
Anadarko Petroleum	54,250	3,962,420
ChevronTexaco	152,510	7,930,520
ConocoPhillips	177,380	18,598,293
Devon Energy	238,552	10,775,394
Exxon Mobil	712,720	40,646,422
Transocean	150,180 [a]	6,963,847
Weatherford International	170,370 [a]	8,884,796
		97,761,692

T h e F u n d 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financials—19.6%
American Express	166,290	8,763,483
American International Group	146,900	7,469,865
Ameritrade Holding	543,170 [a,b]	5,692,422
Axis Capital Holdings	108,670	2,890,622
Bank of America	740,030	33,330,951
CIT Group	279,930	11,275,580
Chubb	203,490	16,641,412
Citigroup	873,560	41,022,378
Franklin Resources	262,530	18,030,560
Freddie Mac	85,430	5,255,654
Goldman Sachs Group	226,860	24,226,379
Lehman Brothers Holdings	123,040	11,285,229
Merrill Lynch	102,360	5,520,275
Radian Group	189,130	8,403,046
Wachovia	440,230	22,530,971
		222,338,827
Health Care—14.2%
Aetna	81,160	5,954,709
Bausch & Lomb	3,660	274,500
Charles River Laboratories International	130,700 [a]	6,191,259
Fisher Scientific International	198,400 [a]	11,780,992
Genzyme	76,800 [a]	4,501,248
Hospira	191,780 [a]	6,434,219
Johnson & Johnson	325,900	22,366,517
Laboratory Corporation of America Holdings	98,820 [a]	4,891,590
McKesson	159,380	5,897,060
Medco Health Solutions	69,880 [a]	3,561,784
Pfizer	902,204	24,512,883
Sanofi-Aventis, ADR	286,290	12,702,687
Triad Hospitals	102,400 [a]	5,248,000
Waters	156,380 [a]	6,197,339
WebMD	798,620 [a]	7,586,890
WellPoint	108,560 [a]	13,868,540
Wyeth	425,860	19,138,148
		161,108,365

8

Common Stocks (continued)	Shares	Value ($)

Industrials—12.5%
Burlington Northern Santa Fe	142,890	6,894,443
Danaher	252,830	12,800,783
Deere & Co.	117,940	7,375,968
Eaton	141,650	8,307,772
FedEx	70,700	6,005,965
General Dynamics	85,060	8,935,553
General Electric	1,145,280	41,459,136
Manpower	94,630	3,647,987
Norfolk Southern	188,640	5,923,296
PACCAR	63,030	4,279,737
Rockwell Automation	143,670	6,641,864
Textron	99,040 [b]	7,462,664
Tyco International	385,010	12,054,663
United Technologies	91,710 [b]	9,328,741
		141,118,572
Information Technology—14.2%
Alliance Data Systems	131,350 [a]	5,306,540
Altera	397,040 [a]	8,230,639
Cisco Systems	751,600 [a]	12,987,648
EMC	1,173,790 [a]	15,400,125
Global Payments	106,610	6,904,064
Intel	847,140	19,924,733
International Business Machines	359,150	27,431,877
Lucent Technologies (warrants)	1,426 [a]	684
Microsoft	1,352,050	34,206,865
Motorola	556,560	8,537,630
Texas Instruments	610,770	15,244,819
VeriSign	253,390 [a]	6,704,699
		160,880,323
Materials—3.1%
Air Products & Chemicals	139,240	8,177,565
Alcoa	400,490	11,622,220
Dow Chemical	136,310	6,260,718
E. I. duPont deNemours	106,010	4,994,131

T h e F u n d 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Materials (continued)
PPG Industries	54,180	3,659,859
		34,714,493
Telecommunication Services—2.3%
SBC Communications	357,850	8,516,830
Verizon Communications	477,180	17,083,044
		25,599,874
Utilities—3.7%
Constellation Energy Group	154,720	8,132,083
Exelon	253,320	12,539,340
PG&E	417,060	14,480,323
Sempra Energy	175,740	7,096,381
		42,248,127
Total Common Stocks
(cost $943,978,470)		1,125,997,099

	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)

U.S.Treasury Bills:
2.53%, 5/12/2005	184,000	183,867
2.62%, 6/2/2005	963,000	960,824
Total Short-Term Investments
(cost $1,144,697)		1,144,691

10

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $9,664,850)	9,664,850 [c]	9,664,850

Total Investments (cost $954,788,017)	100.3%	1,136,806,640
Liabilities, Less Cash and Receivables	(.3%)	(3,678,758)
Net Assets	100.0%	1,133,127,882

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is $9,488,992 and the total market value of the collateral held by the fund is $9,664,850.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited)†

	Value (%)		Value (%)

Financials	19.6	Consumer Staples	8.9
Health Care	14.2	Energy Related	8.6
Information Technology	14.2	Other	10.0
Industrials	12.5
Consumer Discretionary	12.3		100.3

† Based on net assets. See notes to financial statements.

T h e F u n d 11

S TAT E M E N T O F A S S E T S A N D L I A B I L I T I E S A p r i l 3 0 , 2 0 0 5 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $9,488,992)—Note 1(b):
Unaffiliated issuers	945,123,167	1,127,141,790
Affiliated issuers	9,664,850	9,664,850
Cash		336,232
Receivable for investment securities sold		12,051,215
Dividends and interest receivable		1,081,933
Receivable for shares of Capital Stock subscribed		42,575
		1,150,318,595

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		848,615
Liability for securities loaned—Note 1(b)		9,664,850
Payable for investment securities purchased		6,130,250
Payable for shares of Capital Stock redeemed		546,998
		17,190,713

Net Assets ($)		1,133,127,882

Composition of Net Assets ($):
Paid-in capital		1,067,796,964
Accumulated distributions in excess of investment income—net		(879,003)
Accumulated net realized gain (loss) on investments		(115,808,702)
Accumulated net unrealized appreciation
(depreciation) on investments		182,018,623

Net Assets ($)		1,133,127,882

Shares Outstanding
(165 million shares of $.001 par value Capital Stock authorized)		36,529,492
Net Asset Value, offering and redemption price per share ($)		31.02

See notes to financial statements.

12

S TAT E M E N T O F O P E R AT I O N S S i x M o n t h s E n d e d A p r i l 3 0 , 2 0 0 5 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $2,548 foreign taxes withheld at source)	13,924,446
Interest	79,260
Income from securities lending	598
Total Income	14,004,304
Expenses:
Management fee—Note 3(a)	5,467,351
Distribution fees—Note 3(b)	607,483
Loan commitment fees—Note 2	5,897
Interest expense—Note 2	420
Total Expenses	6,081,151
Less—reduction in management fee
due to undertaking—Note 3(a)	(607,483)
Net Expenses	5,473,668
Investment Income—Net	8,530,636

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	89,491,244
Net unrealized appreciation (depreciation) on investments	(41,391,536)
Net Realized and Unrealized Gain (Loss) on Investments	48,099,708
Net Increase in Net Assets Resulting from Operations	56,630,344

See notes to financial statements.

T h e F u n d 13

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	8,530,636	8,927,109
Net realized gain (loss) on investments	89,491,244	182,011,874
Net unrealized appreciation
(depreciation) on investments	(41,391,536)	(113,290,391)
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,630,344	77,648,592

Dividends to Shareholders from ($):
Investment income—net	(12,094,806)	(8,969,807)

Capital Stock Transactions ($):
Net proceeds from shares sold	20,834,315	56,770,640
Dividends reinvested	11,217,917	8,320,272
Cost of shares redeemed	(188,803,533)	(352,706,942)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(156,751,301)	(287,616,030)
Total Increase (Decrease) in Net Assets	(112,215,763)	(218,937,245)

Net Assets ($):
Beginning of Period	1,245,343,645	1,464,280,890
End of Period	1,133,127,882	1,245,343,645
Undistributed (distributions in excess of)
investment income—net	(879,003)	2,685,167

Capital Share Transactions (Shares):
Shares sold	662,326	1,901,342
Shares issued for dividends reinvested	356,546	285,532
Shares redeemed	(5,976,703)	(11,834,458)
Net Increase (Decrease) in Shares Outstanding	(4,957,831)	(9,647,584)

See notes to financial statements.

14

F I N A N C I A L H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
April 30, 2005			Year Ended October 31,

(Unaudited)		2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	30.02	28.64	25.06	29.57	42.34	40.96
Investment Operations:
Investment income—net [a]	.22	.19	.17	.12	.05	.01
Net realized and unrealized
gain (loss) on investments	1.08	1.38	3.58	(4.53)	(10.87)	2.78
Total from
Investment Operations	1.30	1.57	3.75	(4.41)	(10.82)	2.79
Distributions:
Dividends from investment
income—net	(.30)	(.19)	(.17)	(.10)	(.03)	(.02)
Dividends from net realized
gain on investments	—	—	—	—	(1.92)	(1.39)
Total Distributions	(.30)	(.19)	(.17)	(.10)	(1.95)	(1.41)
Net asset value,
end of period	31.02	30.02	28.64	25.06	29.57	42.34

Total Return (%)	4.32[b]	5.54	14.99	(14.96)	(26.63)	6.88

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50[b]	1.00	1.00	1.00	1.00	1.00
Ratio of net expenses
to average net assets	.45[b]	.93	1.00	1.00	1.00	1.00
Ratio of net investment
income to average
net assets	.69[b]	.66	.66	.41	.16	.02
Portfolio Turnover Rate	32.09[b]	79.49	50.96	41.46	53.68	50.32

Net Assets, end of period
($ x 1,000) 1,133,128 1,245,344			1,464,281	1,560,441	2,362,569	3,514,925

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
See notes to financial statements.

T h e F u n d 15

N O T E S T O F I N A N C I A L S TAT E M E N T S (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to seek capital appre-ciation.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or

16

market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt oblig-

T h e F u n d 17

N O T E S T O F I N A N C I A L S TAT E M E N T S (Unaudited) (continued)

ation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

The fund has an unused capital loss carryover of $203,197,565 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $33,399,694 of the carryover expires in fiscal 2009, $162,812,878 expires in fiscal 2010 and $6,984,993 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was as follows: ordinary income $8,969,807. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2005 was approximately $26,000, with a related weighted average annualized interest rate of 3.26% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and

T h e F u n d 19

N O T E S T O F I N A N C I A L S TAT E M E N T S (Unaudited) (continued)

expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed to waive receipt of a portion of the fund's management fee, in the amount of .10 of 1% of the value of the fund's average daily net assets from November 1, 2004 through October 31, 2005.The reduction in management fee, pursuant to the undertaking, amounted to $607,483 during the period ended April 30, 2005.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2005, the fund was charged $607,483 pursuant to the Plan.

20

DS.0728SA0405 6/22/05 2:14 PM Page 21

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $848,497 and Rule 12b-1 distribution plan fees $94,300, which are offset against an expense reimbursement currently in effect in the amount of $94,182.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $387,700,048 and $552,213,531, respectively.

At April 30, 2005, accumulated net unrealized appreciation on investments was $182,018,623, consisting of $200,971,710 gross unrealized appreciation and $18,953,087 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the

T h e F u n d 21

N O T E S T O F I N A N C I A L S TAT E M E N T S (Unaudited) (continued)

"Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

22

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio.The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and

T h e F u n d 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

discussed the results of the comparisons.The Board members took into consideration that the fund's total return performance was below the fund's comparison group and Lipper category averages for the three-and five-year periods, below the fund's comparison group for the one-year period, higher than the Lipper category average for the one-year period, and higher than the comparison group and Lipper category average for the ten-year period.They also took into consideration the fund's improved one-year total return performance, from the three- and five-year periods, achieving second quartile comparison group and Lipper rankings, as it did for the ten-year period. Representatives of the Manager discussed with the Board members the Manager's efforts to improve the fund's total return performance, including the portfolio management change in October 2004, when Sean Fitzgibbon became the portfolio manager of the fund.The change to the fund's investment objective in October 2004 also was noted.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category. They noted that the Manager's voluntary waiver of a portion of the management fee over the fund's short-term time period was not fully reflected in the fund's annual expense ratio because the waiver had not been in effect for the fund's full fiscal year.They also noted that the Fund's expense ratio was generally around or below the comparison group and Lipper category averages, with or without the voluntary waiver. Representatives of the Manager and the Board members agreed that the Manager's voluntary waiver of a portion of the fund's management fee would remain at 0.10% of the value of the fund's average daily net assets and continue until October 31, 2005.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts, or mutual funds for which the Manager or its affiliates serve as sub-investment adviser, with similar investment objectives, policies

24

and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board members concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio and the Separate Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that certain Similar Accounts have lower fees as a result of historical pricing arrangements and other Similar Accounts were mutual funds that were sub-advised but not administered by an affiliate of the Manager. The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee. The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager's soft dollar arrangements with respect to trading the fund's portfolio.

T h e F u n d 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the Manager's efforts to improve the fund's total return performance, noting, in particular, the change in portfolio managers in October 2004.
  The Board concluded, taking into account the existing voluntary fee waiver, that the fee paid to the Manager by the fund was rea- sonable in light of considerations described above.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

26

N O T E S

For More	Information

Dreyfus	Transfer Agent &
Disciplined Stock Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0728SA0405

Dreyfus Institutional
Government Money
Market Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
19	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Institutional
Government Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Government Money Market Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

While most longer-term investments produced mixed results over the reporting period, higher interest rates helped improve the yields of money market instruments. Between the Federal Reserve Board's initial rate hike in June 2004 and the reporting period's end, the overnight federal funds rate rose from 1% to 2.75% .What's more, yield differences across the municipal money market's maturity spectrum have widened through most of the reporting period, which offered investors opportunities to capture incrementally higher levels of current income.

In this rising interest-rate environment, the money market investments that are right for you depend on your current liquidity needs, future goals and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your portfolio diversification and capital preservation needs.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the six-month period ended April 30, 2005, Dreyfus Institutional Government Money Market Fund produced a 2.07% annualized yield and, after taking into account the effects of compounding, an annualized effective yield of 2.08% .1

We attribute the fund's performance primarily to rising interest rates in a recovering economy, which resulted in higher yields for short-term U.S. government securities.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk.To pursue its goal, the fund normally invests at least 80% of its assets in money market instruments issued or guaranteed by the U.S. government and its agencies and instrumentalities.The fund may also invest in repurchase agreements, including tri-party repurchase agreements.

What other factors influenced the fund's performance?

The fund's performance was influenced primarily by rising short-term interest rates in a recovering economy. In fact, the Federal Reserve Board (the "Fed") raised interest rates at each of four meetings of its Federal Open Market Committee ("FOMC") during the reporting period, continuing its gradual move away from the aggressively accommodative monetary policy that had prevailed over the past several years. At its November 2004 FOMC meeting, the Fed increased the overnight federal funds rate from 1.75% to 2%, which was followed by another increase, to 2.25%, in late December. In its public comment accompanying the December rate hike, the Fed stated that economic activity was growing at a moderate pace and job

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

creation was on an upward trend. It was later confirmed that the U.S. economy grew at a 3.8% annualized rate during the fourth quarter of 2004 and by a relatively robust 4.4% rate for the year overall.

As most analysts expected, the Fed raised its target for the federal funds rate by 25 basis points at each of its FOMC meetings in February and March 2005. In its announcement of the March rate increase to 2.75%, the Fed noted that "pressures on inflation have picked up in recent months and pricing power is more evident."This more hawkish tone, together with a renewed surge in energy prices, caused investors' inflation concerns to intensify.

Even as the Fed's inflation concerns appeared to intensify, weaker-than-expected data in April suggested that the U.S. economy might be hitting another soft patch. However, it later was estimated that the U.S. labor market added more jobs than expected in April, and employment statistics for February and March were revised upward. While these data provided some encouragement that high energy prices had not hindered the economic expansion, difficulties encountered by the airline and automotive industries were regarded as potential threats to consumer and business confidence and spending.

In this changing environment, most money market investors focused primarily on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding instruments as they became available. As a result, demand for shorter-term money market instruments was robust, while demand for instruments with one-year maturities was relatively low. This caused yield differences between overnight instruments and one-year securities to steepen significantly.

Like many other managers of money market funds, we focused primarily on securities with relatively short maturities. Accordingly, over most of the reporting period, we set the fund's weighted average maturity in a range we considered shorter than average. In addition,

4

we increased the fund's holdings of short-term U.S. government agency securities during the reporting period, as they offered higher yields than other money market instruments issued by the U.S. government. In fact, returns from U.S. Treasury bills and repurchase agreements proved to be relatively modest, and we reduced the fund's exposure to these areas of the market during the reporting period.

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed raised short-term interest rates for the eighth consecutive time, increasing the federal funds rate to 3%, and more rate hikes are expected at subsequent meetings of the Federal Open Market Committee. Accordingly, we have maintained the fund's relatively short weighted average maturity. On April 30, 2005, the fund's average maturity was 33 days, compared to 35 days when the reporting period began.

In addition, we have continued to allocate the largest portion of the fund's assets to U.S. government agency securities, followed by repurchase agreements and U.S. government-issued floating-rate notes. As always, we intend to continue to monitor economic and market conditions, and we are prepared to adjust our strategies as needed.

May 16, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Government Money Market Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.50
Ending value (after expenses)	$1,010.30

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.51
Ending value (after expenses)	$1,023.31

† Expenses are equal to the fund's annualized expense ratio of .30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Annualized
	Yield on
	Date of	Principal
U.S. Government Agencies—79.3%	Purchase (%)	Amount ($)	Value ($)

Federal Farm Credit Bank, Discount Notes
6/2/2005	2.76	10,000,000	9,975,556
Federal Home Loan Banks, Discount Notes
5/4/2005	2.70	10,000,000	9,997,758
5/11/2005	2.74	10,000,000	9,992,389
6/29/2005	2.90	10,000,000	9,952,718
8/2/2005	3.03	10,000,000	9,922,242
Federal Home Loan Banks, Floating Rate Notes
8/26/2005	2.83 [a]	11,000,000	10,997,257
9/16/2005	2.91 [a]	20,000,000	19,997,135
Federal Home Loan Mortgage Corp.,
Discount Notes
5/3/2005	2.64	7,500,000	7,498,904
5/10/2005	2.66	10,000,000	9,993,388
5/17/2005	2.72	7,500,000	7,491,000
6/15/2005	2.74	10,000,000	9,966,125
6/21/2005	2.81	7,300,000	7,271,250
6/30/2005	2.90	10,000,000	9,952,167
7/26/2005	2.84	10,000,000	9,932,992
Federal National Mortgage Association,
Discount Notes
5/18/2005	2.75	10,000,000	9,987,108
5/23/2005	2.77	10,000,000	9,983,133
6/8/2005	2.86	10,000,000	9,970,054
7/20/2005	3.01	10,000,000	9,933,667
7/27/2005	3.02	10,000,000	9,927,500
Federal National Mortgage Association,
Floating Rate Notes
9/6/2005	2.89 [a]	10,000,000	9,997,413
Total U.S. Government Agencies
(cost $202,739,756)			202,739,756

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements—20.9%	Purchase (%)	Amount ($)	Value ($)

Goldman Sachs & Co.
dated 4/30/2005, due 5/2/2005 in the amount
of $23,523,990 (fully collateralized by
$16,525,000 U.S. Treasury Bonds
8.75%, due 5/15/2017, value $23,990,294)	2.79	23,518,522	23,518,522
Salomon Smith Barney Inc.
dated 4/30/2005, due 5/2/2005 in the amount
of $30,007,425 (fully collateralized by
$30,625,000 Federal Home Loan
Discount Notes, due 5/9/2005,
value $30,600,500)	2.97	30,000,000	30,000,000
Total Repurchase Agreements
(cost $53,518,522)			53,518,522

Total Investments (cost $256,258,278)		100.2%	256,258,278

Liabilities, Less Cash and Receivables		(.2%)	(569,001)

Net Assets		100.0%	255,689,277

a Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †

Value (%)

Government Agency	79.3
Repurchase Agreements	20.9
100.2

† Based on net assets. See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $53,518,522)—Note 1(b)	256,258,278	256,258,278
Interest receivable		129,972
		256,388,250

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		75,184
Dividends payable		623,789
		698,973

Net Assets ($)		255,689,277

Composition of Net Assets ($):
Paid-in capital		255,731,908
Accumulated net realized gain (loss) on investments		(42,631)

Net Assets ($)		255,689,277

Shares Outstanding
(2 billion shares of $.001 par value Capital Stock authorized)		255,731,908
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Interest Income	2,898,226
Expenses:
Management fee—Note 3(a)	178,347
Shareholder servicing costs—Note 3(b)	178,347
Total Expenses	356,694
Investment Income—Net, representing net increase
in net assets resulting from operations	2,541,532

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net, representing
net increase in net assets resulting
from operations	2,541,532	2,502,692

Dividends to Shareholders from ($):
Investment income—net	(2,541,532)	(2,502,692)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,061,314,149	5,027,651,050
Dividends reinvested	7	45
Cost of shares redeemed	(1,014,433,817)	(5,148,251,988)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	46,880,339	(120,600,893)
Total Increase (Decrease) in Net Assets	46,880,339	(120,600,893)

Net Assets ($):
Beginning of Period	208,808,938	329,409,831
End of Period	255,689,277	208,808,938

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
	April 30, 2005		Year Ended October 31,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.010	.009	.009	.016	.045	.058
Distributions:
Dividends from
investment income—net	(.010)	(.009)	(.009)	(.016)	(.045)	(.058)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	2.08[a]	.89	.93	1.66	4.59	5.94

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.30[a]	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	2.14[a]	.83	.97	1.65	4.08	5.81

Net Assets, end of period
($ x 1,000)	255,689	208,809	329,410	822,496	624,020	292,672

[a] Annualized.
See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high quality money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

14

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $42,631 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $10,982 of the carryover expires in fiscal 2006 and $31,649 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2005, the fund was charged $178,347 pursuant to the Plan.

16

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $37,592 and shareholder services plan fees $37,592.

NOTE 4—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

18

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio.The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and iMoneyNet and

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

Lipper averages, and discussed the results of the comparisons.The Board members took into consideration that the fund's performance was higher than the iMoneyNet category average but lower than the fund's comparison group for the one-, three- and five-year periods, lower than the iMoneyNet category average for the ten-year period and higher than the fund's comparison group for the ten-year period.

The Board members reviewed the range of management fees and expense ratios in the comparison group and discussed the fund's management fee and expense ratio, noting its "unitary fee" structure.They took into consideration that the Fund's expense ratio was below the fund's comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts and/or commingled funds with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund.The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board concluded that the Similar Funds had expense ratios that were lower than the fund's expense ratio, and the Separate Accounts had advisory fees that were both higher and lower than the fund's management fee.The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee.The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

20

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

  The Board was generally satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

22

NOTES

For More	Information

Dreyfus Institutional	Transfer Agent &
Government Money	Dividend Disbursing Agent
Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0919SA0405

Dreyfus
Institutional Prime
Money Market Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
20	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Institutional Prime Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Prime Money Market Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

While most longer-term investments produced mixed results over the reporting period, higher interest rates helped improve the yields of money market instruments. Between the Federal Reserve Board's initial rate hike in June 2004 and the reporting period's end, the overnight federal funds rate rose from 1% to 2.75% .What's more, yield differences across the municipal money market's maturity spectrum have widened through most of the reporting period, which offered investors opportunities to capture incrementally higher levels of current income.

In this rising interest-rate environment, the money market investments that are right for you depend on your current liquidity needs, future goals and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your portfolio diversification and capital preservation needs.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the six-month period ended April 30, 2005, Dreyfus Institutional Prime Money Market Fund produced a 2.11% annualized yield and, after taking into account the effects of compounding, an annualized effective yield of 2.13% .1

We attribute the fund's performance primarily to rising interest rates, which resulted in higher yields for money market instruments.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with the stability of principal. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including:

  Securities issued or guaranteed by the U.S. government or its agen- cies and instrumentalities
  Certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by U.S. or foreign banks or their sub- sidiaries or branches
  Repurchase agreements, including tri-party repurchase agreements
  Asset-backed securities
  Domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

What other factors influenced the fund's performance?

The fund's performance was influenced primarily by rising short-term interest rates in a recovering economy. In fact, the Federal Reserve Board (the "Fed") raised interest rates at each of four meetings of its Federal Open Market Committee ("FOMC") during the reporting period. At its December 2004 FOMC meeting, the Fed stated that

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

economic activity was growing at a moderate pace and job creation was on an upward trend. It was later confirmed that the U.S. economy grew at a 3.8% annualized rate during the fourth quarter of 2004 and by a relatively robust 4.4% rate for the year overall.

As most analysts expected, the Fed raised its target for the federal funds rate at its FOMC meetings in February and March 2005. In its announcement of the March rate increase to 2.75%, the Fed noted that "pressures on inflation have picked up in recent months and pricing power is more evident." This more hawkish tone, together with a renewed surge in energy prices, caused investors' inflation concerns to intensify.

Even as the Fed's inflation concerns appeared to intensify, weaker-than-expected data in April suggested that the U.S. economy might be hitting another soft patch. However, it later was estimated that the U.S. labor market added more jobs than expected in April, and employment statistics for February and March were revised upward. While these data provided some encouragement that high energy prices had not hindered the economic expansion, difficulties encountered by the airline and automotive industries were regarded as potential threats to consumer and business confidence and spending.

In this changing economic environment, most money market investors focused primarily on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding instruments as they became available. As a result, demand for shorter-term money market instruments was robust, while demand for instruments with one-year maturities was relatively low. This caused yield differences between overnight instruments and one-year securities to steepen significantly.

Like many other managers of money market funds, we focused primarily on securities with relatively short maturities. Accordingly, over most of the reporting period, we set the fund's weighted average maturity in a range we considered shorter than average. However, we tended to

4

emphasize commercial paper, which offered higher yields than other comparable money market instruments.The fund also received relatively attractive levels of income from short-term U.S. government agency securities. Returns from U.S. Treasury bills and repurchase agreements proved to be more modest during the reporting period.

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed raised short-term interest rates for the eighth consecutive time, increasing the federal funds rate to 3%, and more rate hikes are expected at subsequent meetings of the Federal Open Market Committee.Accordingly, we have maintained the fund's relatively short weighted average maturity. On April 30, 2005, the fund's average maturity was 25 days, compared to 31 days when the reporting period began. In addition, we have continued to allocate the largest portion of the fund's assets to commercial paper, followed by repurchase agreements, corporate notes and time deposits.As always, we intend to continue to monitor economic and market conditions, and we are prepared to adjust our strategies as needed.

May 16, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional Prime Money Market Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.50
Ending value (after expenses)	$1,010.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.51
Ending value (after expenses)	$1,023.31

† Expenses are equal to the fund's annualized expense ratio of .30%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Principal
Negotiable Bank Certificates of Deposit—2.3%	Amount ($)	Value ($)

Washington Mutual Bank
2.77%, 5/18/2005
(cost $10,000,000)	10,000,000	10,000,000

Commercial Paper—33.6%

Alliance & Leicester PLC
3%, 7/11/2005	10,000,000 [a]	9,941,425
Amstel Funding Corp.
2.90%, 6/7/2005	10,000,000 [a]	9,970,451
Bank Of America Corp.
2.82%, 5/9/2005	10,000,000	9,993,756
Britannia Building Society
3.09%, 7/11/2005	9,000,000	8,945,508
Ciesco LLC
2.78%, 5/12/2005	10,000,000 [a]	9,991,551
CIT Group Inc.
3.07%, 7/1/2005	10,000,000	9,948,319
Dupont (Ei) De Nemours & Co.
2.93%, 6/13/2005	10,000,000	9,965,122
Grampian Funding LLC
2.69%, 6/21/2005	10,000,000 [a]	9,962,317
International Lease Finance Corp.
2.71%, 5/11/2005	10,000,000	9,992,528
KFW International Finance Inc.
2.56%, 5/10/2005	7,500,000 [a]	7,495,238
Mont Blanc Captial Corp.
2.85%, 5/10/2005	10,000,000 [a]	9,992,900
Nestle Capital Corp.
2.55%, 5/6/2005	10,000,000 [a]	9,996,486
Scaldis Capital Ltd.
2.85%, 5/31/2005	10,000,000 [a]	9,976,417
Shell Finance (UK) PLC
3%, 7/6/2005	10,000,000	9,945,366
Windmill Funding Corp.
3.07%, 7/5/2005	10,000,000 [a]	9,944,931
Total Commercial Paper
(cost $146,062,315)		146,062,315

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Corporate Notes—18.9%	Amount ($)	Value ($)

American Honda Finance Corp.
3.11%, 10/20/2005	10,000,000 [a,b]	10,004,411
Caterpillar Financial Services Corp.
2.76%, 8/15/2005	10,000,000 [b]	10,002,533
Credit Suisse First Boston
3.08%, 12/29/2005	10,000,000 [b]	10,001,182
General Electric Co.
3.13%, 10/24/2005	10,000,000 [b]	10,003,723
Johnson Controls Inc.
2.97%, 9/15/2005	10,000,000 [b]	10,003,931
Lehman Brothers Holdings Inc.
2.95%, 5/16/2005	12,000,000 [b]	12,000,000
Northern Rock PLC
3.11%, 7/13/2005	10,000,000 [a,b]	10,001,043
SLM Corp.
2.97%, 8/15/2005	10,000,000 [b]	10,003,160
Total Corporate Notes
(cost $82,019,983)		82,019,983

Short-Term Bank Notes—8.2%

Abbey National Treasury Services PLC
2.99%, 5/26/2005	10,000,000 [b]	9,999,775
American Express Centurion Bank
2.78%, 3/16/2006	10,000,000 [b]	10,000,000
HSBC USA Inc.
2.78%, 8/18/2005	10,000,000 [b]	10,003,880
Natexis Banques Populaires
2.95%, 8/16/2005	5,500,000 [b]	5,499,269
Total Short-Term Bank Notes
(cost $35,502,924)		35,502,924

Time Deposits—4.4%

Suntrust Bank Atlanta (Grand Cayman)
2.97%, 5/2/2005
(cost $19,083,000)	19,083,000	19,083,000

8

	Principal
Repurchase Agreements—32.7%	Amount ($)	Value ($)

Credit Suisse First Boston Inc.
2.85% dated 4/29/2005, due 5/2/2005 in the
amount of $10,002,375 (fully collateralized by
$6,785,000 U.S. Treasury Bonds
8.75%, due 5/15/2020, value $10,201,061)	10,000,000	10,000,000
Goldman Sachs & Co.
2.79% dated 4/29/2005, due 5/2/2005 in the
amount of $31,633,219 (fully collateralized by
$22,221,000 U.S. Treasury Bonds
8.75%, due 5/15/2017, value $32,259,506)	31,625,866	31,625,866
Salomon Smith Barney Inc.
2.97% dated 4/29/2005, due 5/2/2005 in the
amount of $100,274,812 (fully collateralized by
$20,515,000 Federal Home Loan Bank Bonds
3%-8.75%, due 7/23/2010-4/17/2018 and
$82,603,000 Federal Home Loan Bank Discount Notes
due 5/27/2005-7/1/2005, value $102,329,928)	100,250,000	100,250,000
Total Repurchase Agreements
(cost $141,875,866)		141,875,866

Total Investments (cost $434,544,088)	100.1%	434,544,088

Liabilities, Less Cash and Receivables	(.1%)	(553,311)

Net Assets	100.0%	433,990,777

[a] Securities exempt from registration under Rule 144A of the Secutities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to $107,277,170 or 24.7% of net assets.
[b] Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Repurchase Agreements	32.7	Brokerage Firms	2.8
Banking	30.7	Aerospace & Defense	2.3
Finance & Financial	10.9	Other	13.8
Asset-Backed—Multiseller Program	6.9		100.1

† Based on net assets. See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including Repurchase Agreements
of $141,875,866)—Note 1(b)	434,544,088	434,544,088
Cash		55,726
Interest receivable		372,011
		434,971,825

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		94,761
Dividend payable		886,287
		981,048

Net Assets ($)		433,990,777

Composition of Net Assets ($):
Paid-in capital		433,985,515
Accumulated undistributed net investment income—net		2,375
Accumulated net realized gain (loss) on investments		2,887

Net Assets ($)		433,990,777

Shares Outstanding
(2 billion shares of $.001 par value Capital Stock authorized)		433,985,515
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Interest Income	5,021,221
Expenses:
Management fee—Note 3(a)	314,086
Shareholder servicing costs—Note 3(b)	314,086
Total Expenses	628,172
Investment Income—Net, representing net increase in
net assets resulting from operations	4,393,049

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	4,393,049	4,514,979
Net realized gain (loss) from investments	—	2,887
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,393,049	4,517,866

Dividends to Shareholders from ($):
Investment income—net	(4,393,049)	(4,514,979)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,514,812,388	3,487,112,401
Dividends reinvested	369,820	398,856
Cost of shares redeemed	(1,573,645,395)	(3,557,588,810)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(58,463,187)	(70,077,553)
Total Increase (Decrease) in Net Assets	(58,463,187)	(70,074,666)

Net Assets ($):
Beginning of Period	492,453,964	562,528,630
End of Period	433,990,777	492,453,964
Undistributed investment income—net	2,375	2,375

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Annualized. See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of princi-pal.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

14

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to

16

the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2005, the fund was charged $314,086 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $47,381 and shareholder servicing plan fees $47,380.

NOTE 4—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution

18

of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and iMoneyNet and Lipper category averages, and discussed the results of the comparisons.

20

The Board members took into consideration that the fund's performance was higher than the average of the fund's comparison group for the five- and ten-year periods, higher than the iMoneyNet category for the one-, three- and five-year periods, lower than the average of the fund's comparison group for the one- and three-year periods, and lower than the iMoneyNet category for the ten-year period.

The Board members reviewed the range of management fees and expense ratios in the comparison group and discussed the fund's management fee and expense ratio, noting its "unitary fee" structure.They took into consideration that the fund's expense ratio was below the fund's comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts and/or commingled funds with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio, and the Separate Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that certain Similar Accounts may have lower fees as a result of a larger overall trust department relationship with a particular client in which the client pays additional fees for services rendered or as a result of a particular historical pricing arrangement.The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

fund's management fee.The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement.

22

Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 23

NOTES

For More	Information

Dreyfus Institutional	Transfer Agent &
Prime Money Market Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0922SA0405

Dreyfus Institutional
U.S. Treasury
Money Market Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
19	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Institutional
U.S. Treasury Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

While most longer-term investments produced mixed results over the reporting period, higher interest rates helped improve the yields of money market instruments. Between the Federal Reserve Board's initial rate hike in June 2004 and the reporting period's end, the overnight federal funds rate rose from 1% to 2.75% .What's more, yield differences across the municipal money market's maturity spectrum have widened through most of the reporting period, which offered investors opportunities to capture incrementally higher levels of current income.

In this rising interest-rate environment, the money market investments that are right for you depend on your current liquidity needs, future goals and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your portfolio diversification and capital preservation needs.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended April 30, 2005, Dreyfus Institutional U.S.Treasury Money Market Fund produced a 1.93% annualized yield and, after taking into account the effects of compounding, an annualized effective yield of 1.95% .1

We attribute the fund's performance primarily to rising interest rates in a recovering economy, which resulted in higher yields for short-term U.S. government securities.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal and conservative investment risk.As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that invests in a portfolio of U.S.Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature — that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest-quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio.The fund is required to maintain an average dollar-weighted maturity of 90 days or less.

What other factors influenced the fund's performance?

The fund's performance was influenced primarily by rising short-term interest rates in a recovering economy. In fact, the Federal Reserve Board (the "Fed") raised interest rates at each of four meetings of its Federal Open Market Committee ("FOMC") during the reporting period, continuing its gradual move away from the aggressively

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

accommodative monetary policy that had prevailed over the past several years. At its November 2004 FOMC meeting, the Fed increased the overnight federal funds rate from 1.75% to 2%, which was followed by another increase, to 2.25%, in late December. In its public comment accompanying the December rate hike, the Fed stated that economic activity was growing at a moderate pace and job creation was on an upward trend. It was later confirmed that the U.S. economy grew at a 3.8% annualized rate during the fourth quarter of 2004 and by a relatively robust 4.4% rate for the year overall.

As most analysts expected, the Fed raised its target for the federal funds rate by 25 basis points at each of its FOMC meetings in February and March 2005. In its announcement of the March rate increase to 2.75%, the Fed noted that "pressures on inflation have picked up in recent months and pricing power is more evident."This more hawkish tone, together with a renewed surge in energy prices, caused investors' inflation concerns to intensify.

Even as the Fed's inflation concerns appeared to intensify, weaker-than-expected data in April suggested that the U.S. economy might be hitting another soft patch. However, it later was estimated that the U.S. labor market added more jobs than expected in April, and employment statistics for February and March were revised upward. While these data provided some encouragement that high energy prices had not hindered the economic expansion, difficulties encountered by the airline and automotive industries were regarded as potential threats to consumer and business confidence and spending.

In this changing environment, most money market investors focused primarily on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding instruments as they became available. As a result, demand for shorter-term money market instruments was robust, while demand for instruments with one-year maturities was relatively low. This caused yield differences between overnight instruments and one-year securities to steepen significantly.

4

Like many other managers of money market funds, we focused primarily on securities with relatively short maturities. Over most of the reporting period, we set the fund's weighted average maturity in a range we considered modestly shorter than average.We achieved this position by balancing the fund's holdings of U.S. Treasury bills with repurchase agreements that are backed by U.S.Treasury securities.

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed raised short-term interest rates for the eighth consecutive time, increasing the federal funds rate to 3%, and more rate hikes are expected at subsequent meetings of the Federal Open Market Committee. Accordingly, we have continued to focus on repurchase agreements and U.S.Treasury bills with shorter maturities. On April 30, 2005, the fund's average maturity was 29 days, which was roughly in line with industry averages. In comparison, the fund's weighted average maturity was 35 days when the reporting period began.

As always, we intend to continue to monitor economic and market conditions, and we are prepared to adjust our strategies as needed.

May 16, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Institutional U.S.Treasury Money Market Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.49
Ending value (after expenses)	$1,009.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

Expenses paid per $1,000 †	$ 1.51
Ending value (after expenses)	$1,023.31

† Expenses are equal to the fund's annualized expense ratio of .30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—46.8%	Purchase (%)	Amount ($)	Value ($)

5/5/2005	2.62	7,500,000	7,497,826
5/12/2005	2.59	17,500,000	17,486,162
5/19/2005	2.67	7,500,000	7,490,025
5/26/2005	2.67	10,000,000	9,981,569
6/2/2005	2.71	10,000,000	9,976,044
6/9/2005	2.75	7,500,000	7,477,859
6/16/2005	2.74	7,500,000	7,473,981
6/23/2005	2.75	10,000,000	9,959,882
7/7/2005	2.74	10,000,000	9,949,285
7/14/2005	2.74	10,000,000	9,944,192
7/21/2005	2.76	10,000,000	9,938,463
7/28/2005	2.86	10,000,000	9,930,700
8/4/2005	2.89	10,000,000	9,924,369
Total U.S. Treasury Bills
(cost $127,030,357)			127,030,357

U.S. Treasury Notes—10.1%

1.25%, 5/31/2005	2.46	20,000,000	19,979,748
1.125%, 6/30/2005	2.63	7,500,000	7,481,232
Total U.S. Treasury Notes
(cost $27,460,980)			27,460,980

Repurchase Agreements—39.6%

Barclays Capital Inc.
dated 4/29/2005, due 5/2/2005 in the amount
of $35,008,313 (fully collateralized by
$11,947,000 U.S. Treasury Bills, due 9/22/2005
and $23,870,000 U.S. Treasury Notes
2.50%, due 5/31/2006, value $35,700,901)	2.85	35,000,000	35,000,000
Credit Suisse First Boston Inc.
dated 4/29/2005, due 5/2/2005 in the amount
of $35,008,312 (fully collateralized by
$23,750,000 U.S. Treasury Bonds
8.75%, due 5/15/2020, value $35,707,473)	2.85	35,000,000	35,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)

Goldman Sachs & Co.
dated 4/29/2005, due 5/2/2005 in the amount
of $37,373,784 (fully collateralized by
$26,253,000 U.S. Treasury Bonds
8.75%, due 5/15/2017, value $38,112,992)	2.79	37,365,097	37,365,097
Total Repurchase Agreements
(cost $107,365,097)			107,365,097

Total Investments (cost $261,856,434)		96.5%	261,856,434

Cash and Receivables (Net)		3.5%	9,534,767

Net Assets		100.0%	271,391,201

Portfolio Summary (Unaudited) †

Value (%)

U.S. Treasury	56.9
Repurchase Agreements	39.6
96.5

† Based on net assets. See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $107,365,097)—Note 1(b)	261,856,434	261,856,434
Cash		1,402
Receivable for investment securities sold		9,999,701
Interest receivable		231,172
		272,088,709

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		77,677
Dividends payable		619,831
		697,508

Net Assets ($)		271,391,201

Composition of Net Assets ($):
Paid-in capital		271,380,790
Accumulated undistributed investment income—net		11,467
Accumulated net realized gain (loss) on investments		(1,056)

Net Assets ($)		271,391,201

Shares Outstanding
(2 billion shares of $.001 par value Capital Stock authorized)		271,380,790
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Interest Income	3,369,468
Expenses:
Management fee—Note 3(a)	227,688
Shareholder servicing costs—Note 3(b)	227,688
Total Expenses	455,376
Investment Income—Net, representing net
increase in net assets resulting from operations	2,914,092

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	2,914,092	3,026,862
Net realized gain (loss) on investments	—	(1,056)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,914,092	3,025,806

Dividends to Shareholders from ($):
Investment income—net	(2,914,092)	(3,026,862)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,172,268,314	2,165,674,933
Dividends reinvested	6,847	5,683
Cost of shares redeemed	(1,245,730,505)	(2,362,382,045)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(73,455,344)	(196,701,429)
Total Increase (Decrease) in Net Assets	(73,455,344)	(196,702,485)

Net Assets ($):
Beginning of Period	344,846,545	541,549,030
End of Period	271,391,201	344,846,545
Undistributed investment income—net	11,467	11,467

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
	April 30, 2005		Year Ended October 31,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.010	.008	.009	.016	.044	.055
Distributions:
Dividends from
investment income—net	(.010)	(.008)	(.009)	(.016)	(.044)	(.055)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.94[a]	.84	.88	1.59	4.53	5.64

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.30[a]	.30	.30	.30	.30	.30
Ratio of net investment income
to average net assets	1.92[a]	.84	.89	1.56	4.52	5.53

Net Assets, end of period
($ x 1,000)	271,391	344,847	541,549	615,142	420,096	462,366

[a] Annualized. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Institutional U.S.Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

14

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,056 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, the carryover expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2005, the fund was charged $227,688 pursuant to the Plan.

16

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $38,839 and shareholder services plan fees $38,838.

NOTE 4—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

18

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one-year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the Fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the Fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio.The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and iMoneyNet and

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

Lipper averages, and discussed the results of the comparisons.The Board members took into consideration that the Fund's performance was generally higher than the fund's comparison group and iMoneyNet category averages for the one-, three-, five- and ten-year periods.

The Board members reviewed the range of management fees and expense ratios in the comparison group and discussed the fund's management fee and expense ratio, noting its "unitary fee" structure.They took into consideration that the Fund's expense ratio was below the fund's comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts and/or commingled funds with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio, and the Separate Accounts had advisory fees that were both higher and lower than the fund's management fee. The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee. The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

20

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

22

NOTES

For More	Information

Dreyfus Institutional	Transfer Agent &
U.S. Treasury	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0930SA0405

Dreyfus
Money Market
Reserves

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
21	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus
Money Market Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

While most longer-term investments produced mixed results over the reporting period, higher interest rates helped improve the yields of money market instruments. Between the Federal Reserve Board's initial rate hike in June 2004 and the reporting period's end, the overnight federal funds rate rose from 1% to 2.75% .What's more, yield differences across the municipal money market's maturity spectrum have widened through most of the reporting period, which offered investors opportunities to capture incrementally higher levels of current income.

In this rising interest-rate environment, the money market investments that are right for you depend on your current liquidity needs, future goals and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your portfolio diversification and capital preservation needs.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the six-month period ended April 30, 2005, the fund's Investor shares produced an annualized yield of 1.70%, and its Class R shares produced an annualized yield of 1.91% .Taking into account the effects of compounding, the annualized effective yields for the fund's Investor shares and Class R shares were 1.72% and 1.92%, respectively.1

We attribute the fund's performance primarily to rising interest rates, which resulted in higher yields for money market instruments.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including:

  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches repurchase agreements
  asset-backed securities
  domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with float- ing or variable rates of interest

What other factors influenced the fund's performance?

The fund's performance was influenced primarily by rising short-term interest rates in a recovering economy. In fact, the Federal Reserve Board (the "Fed") raised interest rates at each of four meetings of its

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Federal Open Market Committee ("FOMC") during the reporting period. At its December 2004 FOMC meeting, the Fed stated that economic activity was growing at a moderate pace and job creation was on an upward trend. It was later confirmed that the U.S. economy grew at a 3.8% annualized rate during the fourth quarter of 2004 and by a relatively robust 4.4% rate for the year overall.

As most analysts expected, the Fed raised its target for the federal funds rate at its FOMC meetings in February and March 2005. In its announcement of the March rate increase to 2.75%, the Fed noted that "pressures on inflation have picked up in recent months and pricing power is more evident." This more hawkish tone, together with a renewed surge in energy prices, caused investors' inflation concerns to intensify.

Even as the Fed's inflation concerns appeared to intensify, weaker-than-expected data in April suggested that the U.S. economy might be hitting another soft patch. However, it later was estimated that the U.S. labor market added more jobs than expected in April, and employment statistics for February and March were revised upward. While these data provided some encouragement that high energy prices had not hindered the economic expansion, difficulties encountered by the airline and automotive industries were regarded as potential threats to consumer and business confidence and spending.

In this changing environment, most money market investors focused primarily on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding instruments as they became available. As a result, demand for shorter-term money market instruments was robust, while demand for instruments with one-year maturities was relatively low. This caused yield differences between overnight instruments and one-year securities to steepen significantly.

Like many other managers of money market funds, we focused primarily on securities with relatively short maturities. Accordingly,

4

over most of the reporting period, we set the fund's weighted average maturity in a range we considered shorter than average. However, we tended to emphasize commercial paper, which offered higher yields than other comparable money market instruments. The fund also received relatively attractive levels of income from short-term U.S. government agency securities. Returns from U.S. Treasury bills and repurchase agreements proved to be more modest during the reporting period.

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed raised short-term interest rates for the eighth consecutive time, increasing the federal funds rate to 3%, and more rate hikes are expected at subsequent meetings of the Federal Open Market Committee.Accordingly, we have maintained the fund's relatively short weighted average maturity. On April 30, 2005, the fund's average maturity was 28 days, compared to 30 days when the reporting period began. In addition, we have continued to allocate the largest portion of the fund's assets to commercial paper, followed by repurchase agreements, corporate floating-rate notes and time deposits.As always, we intend to continue to monitor economic and market conditions, and we are prepared to adjust our strategies as needed.

May 16, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.49	$ 2.49
Ending value (after expenses)	$1,008.50	$1,009.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.51
Ending value (after expenses)	$1,021.32	$1,022.32

† Expenses are equal to the fund's annualized expense ratio of .70% for Investor shares and .50% for Class R shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Principal
Commercial Paper—33.3%	Amount ($)	Value ($)

AWB Harvest Finance Ltd.
2.86%, 6/14/2005	10,000,000 [a]	9,965,289
Alliance & Leicester PLC
3%, 7/11/2005	10,000,000 [a]	9,941,425
Amstel Funding Corp.
2.90%, 6/7/2005	10,000,000 [a]	9,970,451
Bank Of America Corp.
2.82%, 5/9/2005	10,000,000	9,993,756
Charta LLC
2.95%, 5/19/2005	10,000,000 [a]	9,985,300
Ciesco LLC
2.78%, 5/12/2005	10,000,000 [a]	9,991,551
CIT Group Inc.
2.75%, 5/17/2005	10,000,000	9,987,867
Edison Asset Securitization
3.11%, 8/12/2005	10,000,000 [a]	9,912,164
Grampian Funding Ltd.
2.93%, 7/1/2005	10,000,000 [a]	9,950,861
ING (U.S.) Funding LLC
3%, 6/22/2005	10,000,000	9,956,811
Kimberly-Clark Corp.
2.70%, 5/3/2005	10,000,000	9,998,506
Nestle Capital Corp.
2.55%, 5/6/2005	10,000,000 [a]	9,996,486
Proctor & Gamble Co.
2.84%, 6/1/2005	18,000,000 [a]	17,956,031
Scaldis Capital LLC
2.85%, 5/31/2005	10,000,000 [a]	9,976,417
Sherwin Williams Co.
2.97%, 6/20/2005	10,000,000 [a]	9,959,028
Total Commercial Paper
(cost $157,541,943)		157,541,943

Corporate Notes—14.8%

Bear Stearns Cos. Inc.
2.86%, 11/28/2005	10,000,000 [b]	10,005,247
Canadian Imperial Bank Of Commerce
3.02%, 5/31/2005	10,000,000 [b]	9,999,875
General Electric Co.
3.13%, 10/24/2005	10,000,000 [b]	10,003,723

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Corporate Notes (continued)	Amount ($)	Value ($)

Johnson Controls Inc.
2.97%, 9/15/2005	10,000,000 [b]	10,003,931
Lehman Brothers Holdings Inc.
2.95%, 5/16/2005	10,000,000 [b]	10,000,000
National City Bank
3.03%, 10/3/2005	10,000,000 [b]	9,998,511
Skandinaviska Enskilda Banken AB
2.97%, 1/19/2006	10,000,000 [a,b]	10,000,000
Total Corporate Notes
(cost $70,011,287)		70,011,287

Short-Term Bank Notes—8.5%

Abbey National Treasury Services
2.99%, 5/26/2005	10,000,000 [b]	9,999,776
American Express Centurion Bank
2.78%, 3/16/2006	10,000,000 [b]	10,000,000
Natexis Banques Populaires
2.98%, 6/22/2005	10,000,000 [b]	9,999,426
Royal Bank of Scotland PLC
2.94%, 6/20/2005	10,000,000 [b]	9,999,584
Total Short-Term Bank Notes
(cost $39,998,786)		39,998,786

Time Deposits—6.3%

Branch Banking & Trust Co. (Grand Cayman)
2.98%, 5/2/2005	15,000,000	15,000,000
Marshall & Ilsley Bank (Grand Cayman)
2.94%, 5/2/2005	15,000,000	15,000,000
Total Time Deposits
(cost $30,000,000)		30,000,000

Repurchase Agreements—37.2%

Goldman Sachs & Co.
2.79% dated 4/29/2005, due 5/2/2005 in the amount
of $26,334,138 (fully collateralized by
$18,517,000 U.S. Treasury Bonds
8.75%, due 5/15/2017, value $26,855,438)	26,328,017	26,328,017

8

	Principal
Repurchase Agreements (continued)	Amount ($)	Value ($)

Greenwich Capital Markets Inc.
2.84% dated 4/29/2005, due 5/2/2005 in the amount
of $50,011,833 (fully collateralized by $36,745,000
Federal Home Loan Banks 2.30%—4.03%, due
4/17/2006—7/16/2013, $1,700,000 Federal Home
Loan Mortgage Corporation 5.98%—7.20%,
due 12/8/2005—7/26/2006, and $11,052,000
Tennessee Valley Authority 6.375%—6.79%,
due 6/15/2005—5/23/2012, value $51,003,818)	50,000,000	50,000,000
Salomon Smith Barney Holdings Inc.
2.97% dated 4/29/2005, due 5/2/2005 in the amount
of $100,024,750 (fully collateralized by $71,090,000
Federal Home Loan Bank Discount Notes, due from
5/9/2005—5/25/2005, $16,600,000 Federal Home
Loan Bank Notes 3.25%, due 10/26/2007, and
$14,600,000 Federal Home Loan Mortgage
Corporation 2.18%, due 5/12/2006,
value $102,000,492)	100,000,000	100,000,000
Total Repurchase Agreements
(cost $176,328,017)		176,328,017

Total Investments (cost $473,880,033)	100.1%	473,880,033

Liabilities, Less Cash and Receivables	(.1%)	(250,059)

Net Assets	100.0%	473,629,974

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to $127,605,003 or 26.9% of net assets.
[b] Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Repurchase Agreements	37.2	Household Products	3.8
Banking	31.6	Building & Constrction	2.3
Finance	10.5	Asset-Backed Ctfs	2.1
Asset-Backed-Multiseller Programs	8.4
Brokerage Firms	4.2		100.1

† Based on net assets. See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $176,328,017)—Note 1(b)	473,880,033	473,880,033
Cash		681,793
Interest receivable		207,271
		474,769,097

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		247,663
Dividend payable		860,956
Payable for Capital Stock redeemed		30,504
		1,139,123

Net Assets ($)		473,629,974

Composition of Net Assets ($):
Paid-in capital		473,631,217
Accumulated net realized gain (loss) on investments		(1,243)

Net Assets ($)		473,629,974

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	302,855,362	170,774,612
Shares Outstanding	302,854,385	170,776,832

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Interest Income	5,923,906
Expenses:
Management fee—Note 3(a)	1,236,591
Distribution fees (Investor Shares)—Note 3(b)	332,354
Total Expenses	1,568,945
Investment Income—Net, representing net increase
in net assets resulting from operations	4,354,961

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	4,354,961	3,478,251
Net realized gain (loss) on investments	—	(619)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,354,961	3,477,632

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(2,808,285)	(1,975,321)
Class R shares	(1,546,676)	(1,502,930)
Total Dividends	(4,354,961)	(3,478,251)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	303,866,265	1,218,842,895
Class R shares	317,535,742	765,162,295
Dividends reinvested:
Investor shares	2,793,350	1,965,555
Class R shares	399,239	301,076
Cost of shares redeemed:
Investor shares	(360,967,440)	(1,242,909,692)
Class R shares	(326,712,343)	(800,022,958)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(63,085,187)	(56,660,829)
Total Increase (Decrease) in Net Assets	(63,085,187)	(56,661,448)

Net Assets ($):
Beginning of Period	536,715,161	593,376,609
End of Period	473,629,974	536,715,161

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
	April 30, 2005		Year Ended October 31,

Investor Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period 1.00		1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.005	.006	.016	.044	.056
Distributions:
Dividends from
investment income—net	(.008)	(.005)	(.006)	(.016)	(.044)	(.056)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.71[a]	.54	.64	1.58	4.47	5.70

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70[a]	.70	.70	.70	.70	.70
Ratio of net investment income
to average net assets	1.69[a]	.53	.64	1.63	3.91	5.56

Net Assets, end of period
($ X 1,000)	302,855	357,163	379,265	432,816	871,945	333,377

[a] Annualized.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2005		Year Ended October 31,

Class R Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.009	.007	.008	.018	.046	.058
Distributions:
Dividends from
investment income—net	(.009)	(.007)	(.008)	(.018)	(.046)	(.058)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.92[a]	.74	.83	1.79	4.68	5.91

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50[a]	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	1.91[a]	.72	.84	1.82	4.54	5.80

Net Assets, end of period
($ X 1,000)	170,775	179,552	214,112	248,164	419,057	393,117

[a] Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the "Manager"or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

16

the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualifications is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,243 available to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $624 of the carryover expires in fiscal 2005 and $619 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, cus-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act. Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor

18

shares to compensate the Distributor, for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2005, Investor shares were charged $332,354 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $196,368 and Rule 12b-1 distribution plan fees $51,295.

NOTE 4—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

20

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to groups of comparable funds and iMoneyNet and

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

Lipper averages, and discussed the results of the comparisons.The Board members took into consideration that the fund's performance was generally higher than the average of each of the fund's comparison groups and iMoneyNet category, noting in particular the fund's strong one-, three-, five- and ten-year rankings.

The Board members reviewed the range of management fees and expense ratios in each comparison group and discussed the fund's management fee and expense ratio, noting its "unitary fee" structure. They took into consideration that the fund's expense ratio was below the average of each of the fund's comparison groups and slightly higher than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts and/or commingled funds with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio, and the Separate Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that certain Similar Accounts may have lower fees as a result of a larger overall trust department relationship with a particular client in which the client pays additional fees for services rendered or as a result of a particular historical pricing arrangement.The Board members con-

22

sidered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee.The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

24

For More	Information

Dreyfus	Transfer Agent &
Money Market Reserves	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0317SA0405

Dreyfus
Municipal	Reserves

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
24	Information About the Review and Approval
of the Fund's Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Reserves
The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Reserves, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, J. Christopher Nicholl.

While most longer-term investments produced mixed results over the reporting period, higher short-term interest rates helped increase the yields of municipal money market instruments. Between the Federal Reserve Board's initial rate hike in June 2004 and the reporting period's end, the overnight federal funds rate rose from 1% to 2.75% . What's more, yield differences across the municipal money market's maturity spectrum have widened through most of the reporting period, which offered investors opportunities to capture incrementally higher levels of current income.

In this rising interest-rate environment, the tax-exempt money market investments that are right for you depend on your current liquidity needs, future goals and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your needs for tax-free income and capital preservation.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

J. Christopher Nicholl, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the six-month period ended April 30, 2005, the fund's Investor shares produced an annualized yield of 1.15% and, taking into account the effects of compounding, an annualized effective yield of 1.16% . The fund's Class R shares provided a 1.36% annualized yield and a 1.36% annualized effective yield for the same period.1

We attribute the fund's results to rising interest rates as the Federal Reserve Board (the "Fed") continued to move away from its accommodative monetary policy of the past several years.

What is the fund's investment approach?

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax.To pursue its goal, the fund invests at least 80% of its assets in tax-exempt municipal obligations, including short-term municipal debt securities. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. Municipal obligations are typically of two types:

  General obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power.
  Revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

After expanding in fits and starts for much of 2004, the U.S. economy appeared to grow in a more sustainable way during the final two months of the year. The end of the presidential election removed a degree of uncertainty from the economic environment, and more solid employment gains seemed to confirm that the recovery was gaining momentum.As it had since late June 2004, the Fed continued to raise short-term interest rates in an attempt to strike a more neutral posture that would neither stimulate nor restrain economic growth.

Indeed, the Fed so far has been unusually candid regarding its monetary policy intentions, which has helped to ease investor concerns and market volatility. However, during the first four months of 2005, renewed inflationary pressures arose when energy prices surged and the U.S. labor market grew more vigorously.As inflation fears intensified, the Fed continued to raise interest rates at each meeting of its Federal Open Market Committee, and by the end of the reporting period the federal funds rate stood at 2.75%, up from 2% when the reporting period began. In addition, investors generally expected the Fed to continue to raise short-term interest rates in the months ahead.

In this rising interest-rate environment, investors generally focused on money market instruments at the short end of the maturity range in order to maintain liquidity and keep cash available for higher-yielding securities as they became available. With demand robust at the short end of the maturity range and slack at the longer end, yield differences among money market instruments in the overnight to six-month range narrowed substantially, while yields of securities with one-year maturities rose.

Tax-exempt money markets also were influenced by improving fiscal conditions for many states and municipalities. Government entities generally enjoyed higher tax revenues in the recovering economy, which relieved some of the fiscal pressures they had experienced during the downturn. As a result, the supply of tax-exempt money

4

market instruments remained relatively low compared to the same period one year earlier. For example, issuance of money market instruments by California dropped off dramatically after the state took steps to resolve its budget crisis.

As for the fund, we also focused on money market instruments with relatively short maturities, because it did not make sense to us to lock in higher yields at the long end of the range in the rising interest-rate environment.Accordingly, the percentage of the fund's assets allocated to variable-rate demand notes — floating-rate securities on which yields are reset daily or weekly — rose over the course of the reporting period, while the fund's allocation to longer-term municipal notes and bonds fell.

What is the fund's current strategy?

We expect the Fed to continue raising short-term interest rates as the U.S. economy strengthens further and inflationary pressures resurface. Indeed, just days after the reporting period's end, the Fed boosted the federal funds rate to 3%. Therefore, we have continued to emphasize tax-exempt money market securities with short maturities. However, we remain watchful for opportunities to extend the fund's weighted average maturity whenever opportunities arise to capture higher yields. In our judgment, these are prudent strategies as we move to the next phase of the economic cycle.

May 16, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Reserves from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Investor	Class R

Expenses paid per $1,000 †	$ 3.53	$ 2.54
Ending value (after expenses)	$1,005.70	$1,006.70

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Investor	Class R

Expenses paid per $1,000 †	$ 3.56	$ 2.56
Ending value (after expenses)	$1,021.27	$1,022.27

† Expenses are equal to the fund's annualized expense ratio of .71% for Investor and .51% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Principal
Tax Exempt Investments—112.8%	Amount ($)		Value ($)

Alabama—4.7%
Port City Medical Clinic Board
Health Care Facilities Revenue
VRDN (Infirmary Health Systems)
2.98% (Insured; AMBAC and Liquidity Facility:
Bank of Nova Scotia and KBC Bank)	6,000,000	[a]	6,000,000
Alaska—1.8%
Alaska Industrial Development Authority
Health Care Facilities Revenue, VRDN
(Providence Medical Office Building)
2.65% (LOC; KBC Bank)	2,260,000	[a]	2,260,000
California—3.5%
State of California, GO Notes, VRDN
(Kindergarten University)
3% (LOC: Citibank, National Australia Bank
and State Street Bank and Trust)	2,965,000	[a]	2,965,000
California Pollution Control Financing Authority
PCR, Refunding, VRDN
(Pacific Gas and Electric Corp.)
2.96% (LOC; Bank One)	1,500,000	[a]	1,500,000
Colorado—5.8%
Castle Rock Metropolitan District Number 7, GO Notes
Refunding 2.30%, 12/1/2005 (LOC; U.S. Bank NA)	2,830,000		2,830,000
Dove Valley Metropolitan District Arapahoe County
GO Notes 1.95%, 11/1/2005 (LOC; BNP Paribas)	2,500,000		2,500,000
Interstate South Metropolitan District, GO Notes
Refunding 1.95%, 11/1/2005 (LOC; BNP Paribas)	1,975,000		1,975,000
Connecticut—1.9%
Connecticut State Health and Educational Facility
Authority, College and University Revenue
VRDN (Yale University) 3%	2,400,000	[a]	2,400,000
Florida—3.8%
Florida Housing Finance Agency, MFMR, VRDN
(Town Colony Associates)
3.07% (LOC; Credit Suisse First Boston)	4,800,000	[a]	4,800,000
Georgia—2.7%
De Kalb County Development Authority
Private Schools Revenue, VRDN
(Marist School Inc. Project)
3% (LOC; SunTrust Bank)	3,400,000	[a]	3,400,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Hawaii—3.2%
Honolulu City and County, GO Notes, CP
2%, 6/2/2005 (LOC; Helaba Bank)	4,000,000		4,000,000
Illinois—30.4%
City of Chicago, GO Notes:
2.20%, 12/8/2005 (LOC; State Street Bank and Trust)	3,500,000		3,500,000
2.30%, 12/8/2005 (LOC; Bank of America)	825,000		825,000
Chicago School Finance Authority, GO Notes
Refunding 5.20%, 6/1/2005 (Insured; FGIC)	2,780,000		2,788,975
Illinois Development Finance Authority, IDR
VRDN (Heritage Tool and Manufacturing Inc.)
3.11% (LOC; Bank of Montreal)	4,285,000	[a]	4,285,000
Illinois Educational Facilities Authority, Recreational
Revenue, VRDN (Shedd Aquarium Society)
3% (LOC; Bank One)	2,500,000	[a]	2,500,000
Illinois Health Facilities Authority, Revenue, VRDN:
(Memorial Medical Center) 3% (LOC; KBC Bank)	2,400,000	[a]	2,400,000
(Resurrection Health Care)
3.04% (Insured; FSA and Liquidity
Facility; Bank One)	2,300,000	[a]	2,300,000
(Rush Presbyterian St. Luke's Medical Center)
3% (LOC; Northern Trust Co.)	3,800,000	[a]	3,800,000
(The Carle Foundation)
3% (Insured; AMBAC and Liquidity Facility;
Northern Trust Co.)	3,900,000	[a]	3,900,000
Illinois Student Assistance Commission
Student Loan Revenue, VRDN
3.02% (LOC; Bank One)	3,300,000	[a]	3,300,000
Jackson-Union Counties Regional Port District
Port Facilities Revenue, Refunding, VRDN
(Enron Transportation Services)
2.95% (LOC; Wachovia Bank)	2,400,000	[a]	2,400,000
Regional Transportation Authority, Transportation
Revenue, Refunding 2.80%, 6/1/2005
(Liquidity Facility; Depfa Bank PLC)	6,500,000		6,500,000
Indiana—8.8%
City of Seymour, EDR, VRDN
(Pedcor Investments Project) 3.05% (LOC; FHLB)	3,881,000	[a]	3,881,000
City of Wabash, EDR, VRDN
(Wabash Alloys Project)
3.06% (LOC; Bank of America)	7,250,000	[a]	7,250,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Iowa—1.0%
Iowa Finance Authority, Private College Revenue
VRDN (Drake University Project)
3.05% (LOC; Wells Fargo Bank)	1,300,000	[a]	1,300,000
Kentucky—1.2%
County of Breckinridge, LR, VRDN
(Association County Leasing Trust)
2.96% (LOC; U.S. Bank NA)	1,300,000	[a]	1,300,000
County of Ohio, PCR, VRDN
(Big Rivers Electric Corp. Project)
3% (Insured; AMBAC and Liquidity Facility;	200,000	[a]	200,000
Credit Suisse First Boston)
Louisiana—.8%
Plaquemines Port Harbor and Terminal District
Port Facilities Revenue
(International Marine Terminals Project)
2.60%, 3/15/2006 (LOC; KBC Bank)	1,000,000		1,000,000
Massachusetts—9.9%
Commonwealth of Massachusetts, GO Notes, VRDN
(Central Artery) 3.03% (Liquidity Facility;
Landesbank Baden-Wuerttemberg)	2,600,000	[a]	2,600,000
Massachusetts Health and Educational Facilities
Authority, VRDN:
College and University Revenue
(Simmons College) 3.04% (Insured; AMBAC
and Liquidity Facility; Bank of America)	200,000	[a]	200,000
Revenue, Capital Asset Program:
3.02%, Series B (Insured; MBIA and
Liquidity Facility; State Street Bank and Trust)	1,800,000	[a]	1,800,000
3.02%, Series C (Insured; MBIA and
Liquidity Facility; State Street Bank and Trust)	2,850,000	[a]	2,850,000
City of Newburyport, GO Notes, BAN
3%, 5/1/2005	5,000,000		5,000,100
Michigan—2.6%
Michigan Strategic Fund, LOR, VRDN
(Henry Ford Museum Village Project)
3.03% (LOC; Comerica Bank)	3,300,000	[a]	3,300,000
Mississippi—4.0%
County of Jackson, Port Facility Revenue, Refunding
VRDN (Chevron USA Inc. Project) 3.03%	5,000,000	[a]	5,000,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New Mexico—2.5%
City of Santa Fe, Gross Receipts Tax Revenue, VRDN
(Wastewater Systems) 3.07% (LOC; BNP Paribas)	3,200,000	[a]	3,200,000
New York—9.0%
City of New York, GO Notes, VRDN 3%
(LOC; Bayerische Landesbank)	8,700,000	[a]	8,700,000
New York City Transitional Finance Authority
Income Tax Revenue, VRDN 3%
(Liquidity Facility; Dexia Credit Locale)	2,700,000	[a]	2,700,000
Ohio—.6%
County of Hamilton, Hospital Facilities Revenue
VRDN (Health Alliance) 2.90% (Insured; MBIA
and Liquidity Facility; Credit Suisse First Boston)	700,000	[a]	700,000
Pennsylvania—.7%
Lehigh County Industrial Development Authority, PCR
VRDN (Allegheny Electric Cooperative)
2.30% (LOC; Rabobank Nederland)	920,000	[a]	920,000
Rhode Island—.7%
Rhode Island Health and Educational Building
Corporation, Health Care Facilities Revenue
VRDN (Ocean State Assisted)
2.95% (LOC: The Bank of New York and
Sovereign Bank FSB)	900,000	[a]	900,000
Texas—2.1%
Grand Prairie Sports Facilities Development
Corporation, Sales Tax Revenue
Refunding 1.75%, 9/15/2005
(Insured; FSA and Liquidity Facility;
Dexia Credit Locale)	2,015,000		2,015,000
North Central Texas Health Facility Development
Corporation, Health Care Facilities Revenue
VRDN (Methodist Hospital of Dallas)
3.05% (Insured; MBIA and Liquidity Facility;
Dexia Credit Locale)	600,000	[a]	600,000

10

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Washington—4.3%
Washington Housing Finance Commission, MFMR
VRDN (Wandering Creek Project) 3.08%
(Insured; FHLMC and Liquidity Facility; FHLMC)	5,300,000	[a]	5,300,000
Washington Public Power Supply System Project
Number 2, Electric Revenue, Refunding, VRDN
2.98% (Insured; MBIA and Liquidity Facility;
Credit Suisse First Boston)	100,000	[a]	100,000
West Virgina—2.6%
County of Marshall, PCR, VRDN
(Ohio Power Co. Project)
3.04% (LOC; Royal Bank of Scotland)	3,300,000	[a]	3,300,000
Wisconsin—4.2%
University of Wisconsin Hospitals and Clinics Authority
Health Care Facilities Revenue, VRDN 3%
(Insured; MBIA and Liquidity Facility; U.S. Bank NA)	5,300,000	[a]	5,300,000

Total Investments (cost $142,545,075)	112.8%		142,545,075
Liabilities, Less Cash and Receivables	(12.8%)		(16,207,013)
Net Assets	100.0%		126,338,062

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	IDR	Industrial Development Revenue
BAN	Bond Anticipation Notes	LOC	Letter of Credit
CP	Commercial Paper	LOR	Limited Obligation Revenue
EDR	Economic Development Revenue	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FHLB	Federal Home Loan Bank		Corporation
FHLMC	Federal Home Loan Mortgage	MFMR	Multi-Family Mortgage Revenue
	Corporation	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	93.6
AAA, AA, A [b]		Aaa, Aa, A [b]		AAA, AA, A [b]	6.4
					100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	142,545,075	142,545,075
Cash		645,698
Interest receivable		491,008
		143,681,781

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		60,497
Bank loan payable—Note 2		10,575,000
Payable for investment securities purchased		6,500,000
Dividends payable		205,906
Interest payable—Note 2		2,316
		17,343,719

Net Assets ($)		126,338,062

Composition of Net Assets ($):
Paid-in capital		126,342,562
Accumulated net realized gain (loss) on investments		(4,500)

Net Assets ($)		126,338,062

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	23,419,777	102,918,285
Shares Outstanding	23,421,531	102,921,031

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005
Investment Income ($):
Interest Income	1,330,279
Expenses:
Management fee—Note 3(a)	358,874
Distribution fees (Investor Shares)—Note 3(b)	23,898
Interest expense—Note 2	5,209
Total Expenses	387,981
Investment Income—Net, representing net increase
in net assets resulting from operations	942,298

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment Income—Net, representing net increase
in net assets resulting from operations	942,298	1,320,963

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(135,679)	(127,486)
Class R shares	(806,619)	(1,193,477)
Total Dividends	(942,298)	(1,320,963)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	28,900,299	66,325,162
Class R shares	199,922,496	512,954,857
Dividends reinvested:
Investor shares	132,754	118,559
Class R shares	98,592	149,592
Cost of shares redeemed:
Investor shares	(31,993,274)	(71,374,586)
Class R shares	(221,940,836)	(637,509,901)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(24,879,969)	(129,336,317)
Total Increase (Decrease) in Net Assets	(24,879,969)	(129,336,317)

Net Assets ($):
Beginning of Period	151,218,031	280,554,348
End of Period	126,338,062	151,218,031

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
	April 30, 2005		Year Ended October 31,

Investor Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.004	.004	.009	.026	.033
Distributions:
Dividends from
investment income—net	(.006)	(.004)	(.004)	(.009)	(.026)	(.033)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.15[a]	.44	.44	.87	2.60	3.38

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71[a]	.71	.70	.71	.71	.71
Ratio of net investment income
to average net assets	1.14[a]	.43	.45	.86	2.64	3.35

Net Assets, end of period
($ X 1,000)	23,420	26,380	31,311	31,902	26,955	39,694

[a] Annualized. See notes to financial statements.

Six Months Ended
	April 30, 2005		Year Ended October 31,

Class R Shares	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.006	.006	.011	.028	.035
Distributions:
Dividends from
investment income—net	(.007)	(.006)	(.006)	(.011)	(.028)	(.035)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.35[a]	.64	.65	1.07	2.78	3.59

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51[a]	.51	.50	.51	.51	.51
Ratio of net investment income
to average net assets	1.35[a]	.60	.65	1.07	2.72	3.52

Net Assets, end of period
($ X 1,000)	102,918	124,838	249,243	317,102	341,092	264,215

[a] Annualized
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek income, consistent with stability of principal, that is exempt from federal income tax. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $4,500 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $1,713 of the carryover expires in fiscal 2005 and $2,787 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 were all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding under the line of credit during the period ended April 30, 2005 was approximately $341,100 with a related weighted average annualized interest rate of 3.08% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20%) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2005, Investor shares were charged $23,898 pursuant to the Plan.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates consist of: management fees $56,954 and Rule 12b-1 distribution plan fees $3,543.

NOTE 4—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert

22

that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act, (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant

24

emphasis on comparisons to groups of comparable funds and iMoneyNet and Lipper averages, and discussed the results of the com-parisons.The Board members took into consideration that the fund's performance was generally higher than the average of each of the fund's comparison groups and iMoneyNet category for the one-, three-, five- and ten-year periods.

The Board members reviewed the range of management fees and expense ratios in each comparison group and discussed the fund's management fee and expense ratio, noting its "unitary fee" structure.They noted that the fund's expense ratio was below the average of each of the fund's comparison groups and higher than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") with similar investment objectives, policies and strategies as the fund and explained the nature of each Similar Fund and the differences, from the Manager's perspective, in managing and providing other services to the Similar Funds as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and the Similar Funds through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the "unitary fee" structure of the fund, the Board concluded that the Similar Funds had expense ratios that were lower than the fund's expense ratio.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's management fee and expense ratio. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the management and other services provided.The Board noted that there were no separate accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, quality and extent of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.

26

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 27

NOTES

For More	Information

Dreyfus	Transfer Agent &
Municipal Reserves	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Investment Adviser	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0324SA0405

Dreyfus Premier
Balanced Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
20	Statement of Financial Futures
21	Statement of Options Written
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
31	Notes to Financial Statements
43	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Balanced Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Balanced Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, L. Emerson Tuttle, who manages the equity component of the fund, and Catherine Powers, who manages the fixed-income component of the fund.

The six-month reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle and Catherine Powers, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund produced total returns of 1.89% for Class A shares, 1.51% for Class B shares, 1.42% for Class C shares, 2.02% for Class R shares and 1.76% for Class T shares.1 In comparison, the fund's benchmark, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers U.S. Aggregate Index ("Lehman Aggregate Index"), provided a total return of 2.36% for the same period. Separately, the S&P 500 Index and the Lehman Aggregate Index provided total returns of 3.28% and 0.98%, respectively, for the same period.2

The stock and bond markets rose mildly over the reporting period on the strength of robust U.S. economic growth and low inflation, respectively. However, the stock market's gains were constrained by geopolitical and economic uncertainties, while the bond market was held back by rising interest rates. The fund's returns underperformed the fund's blended benchmark. While the fund's emphasis on stocks helped boost the fund's results, the benefits of our asset allocation strategy were largely offset by relative weakness among energy and health care stocks.

On a separate note, Catherine Powers became the fund's primary portfolio manager for the fixed-income portion of the fund's portfolio on January 31, 2005.

What is the fund's investment approach?

The fund seeks to outperform an unmanaged hybrid index,60% of which is the S&P 500 Index and 40% of which is the Lehman Aggregate Index.

The fund is a balanced fund, with an allocation under normal circumstances of approximately 60% stocks and 40% bonds, corresponding to the fund's benchmark. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We use a valuation model and fundamental analysis to select stocks based on:value,or how a stock is priced relative to its perceived intrinsic worth; growth, in this case the sustainability or growth of earnings or cash flow; and financial profile, which measures the financial health of the company.

In choosing bonds, we review economic, market and other factors, leading to valuations by sector, maturity and quality.The fund invests primarily in U.S. government securities, corporate bonds, mortgage-backed securities and asset-backed securities for its fixed-income port-folio.The dollar-weighted average maturity of the fund's fixed-income portfolio normally will not exceed 10 years.

What other factors influenced the fund's performance?

The fund's emphasis on stocks over bonds helped boost its returns during the reporting period. Among equities, energy stocks produced the market's strongest gains in response to historically high oil and gas prices. While the fund participated in the sector's gains, our disciplined investment approach led us to focus on conservative, large-cap consolidated oil and gas companies, such as Exxon Mobil and ConocoPhillips, which generated relatively modest returns.The fund also underperformed its equity benchmark in the health care sector, primarily due to its relatively light exposure to HMOs and other medical service providers that delivered particularly healthy gains.

On a more positive note, the fund achieved strong relative returns from the materials and processing and technology sectors.Top materials and processing holdings included E. I. du Pont de Nemours and Co. and Air Products and Chemicals, both of which climbed sharply in an improving cost and pricing environment. In the technology sector, one of the market's few declining sectors over the reporting period, the fund limited its losses with investments in semiconductor manufacturers, such as Texas Instruments and National Semiconductor.

The fund's bond portfolio generally kept pace with its fixed-income benchmark. Despite steadily rising interest rates, longer-term U.S. government securities held up relatively well, and corporate bonds rallied during the reporting period's first half. During the second half of the reporting period, however, corporate bonds lost value as concerns arose regarding the sustainability of economic growth and the potential impact of deteriorating fundamentals in the automotive industry.

In this environment, the fund benefited from its generally defensive fixed-income investment posture, including an underweighted position in investment-grade corporate bonds and, to a lesser extent, mortgage-backed securities. In addition, we successfully emphasized bonds

4

in maturity ranges that we believed would benefit as yield differences narrowed among securities of various maturities. However, the fund's small position in high-yield bonds, which are not part of the benchmark, hindered its relative performance.

What is the fund's current strategy?

With interest rates rising and the economy exhibiting a modest rate of growth, we have retained the fund's slightly greater emphasis on stocks than the blended benchmark.

We have continued to consolidate the fund's equity positions, adjusting sector weightings and reducing the number of holdings to place greater emphasis on the specific stocks we view most favorably. As of the end of the reporting period, the fund held overweighted positions in the health care sector, where we found attractive valuations among large-cap pharmaceutical stocks, and the energy sector, where we emphasized conservatively positioned integrated oil and gas companies. The fund held underweighted positions among financial companies, which may be vulnerable to rising interest rates, and the consumer staples sector, where relatively few companies offer the combination of growth and value characteristics we seek.

Just days after the end of the reporting period, the Federal Reserve Board raised short-term interest rates for their eighth consecutive time, and further increases are expected. Consequently, we have maintained the fund's relatively defensive fixed-income positioning until we find more attractively valued opportunities.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 4, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
Part of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.
[2]	SOURCE: LIPPER, INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Balanced Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.71	$ 9.44	$ 9.44	$ 4.46	$ 6.95
Ending value (after expenses)	$1,018.90	$1,015.10	$1,014.20	$1,020.20	$1,017.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.71	$ 9.44	$ 9.44	$ 4.46	$ 6.95
Ending value (after expenses)	$1,019.14	$1,015.42	$1,015.42	$1,020.38	$1,017.90

† Expenses are equal to the fund's annualized expense ratio of 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, .89% for Class R and 1.39% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
Common Stocks—63.1%	Shares	Value ($)

Consumer Discretionary—5.0%
Advance Auto Parts	24,600 [a,b]	1,312,410
Carnival	22,400	1,094,912
Disney (Walt)	64,600	1,705,440
eBay	15,600 [a]	494,988
Federated Department Stores	14,000 [b]	805,000
Hilton Hotels	76,100	1,661,263
Home Depot	37,000	1,308,690
Target	20,300	941,920
		9,324,623
Consumer Staples—5.3%
Altria Group	36,800	2,391,632
Estee Lauder Cos., Cl. A	8,100	311,121
PepsiCo	48,100	2,676,284
Procter & Gamble	42,700	2,312,205
Wal-Mart Stores	46,400	2,187,296
		9,878,538
Energy—6.5%
Anadarko Petroleum	18,600	1,358,544
ChevronTexaco	52,500	2,730,000
ConocoPhillips	11,300	1,184,805
Exxon Mobil	107,500	6,130,725
Sempra Energy	17,000 [b]	686,460
		12,090,534
Financial—11.2%
American Express	67,100	3,536,170
Bank of America	75,100	3,382,504
Capital One Financial	10,700 [b]	758,523
Chubb	23,200 [b]	1,897,296
Citigroup	80,400	3,775,584
Countrywide Financial	53,600	1,939,784
Fidelity National Financial	20,000	642,200
Goldman Sachs Group	23,700 [b]	2,530,923

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Merrill Lynch	24,500	1,321,285
Willis Group Holdings	32,500	1,087,125
		20,871,394
Health Care—11.2%
Alcon	20,300	1,969,100
Caremark Rx	25,400 [a]	1,017,270
Fisher Scientific International	22,000 [a]	1,306,360
Genzyme	31,200 [a,b]	1,828,632
Johnson & Johnson	48,100	3,301,103
Lilly(Eli) & Co.	13,900	812,733
Medtronic	14,300 [b]	753,610
Novartis, ADR	58,600	2,855,578
PacifiCare Health Systems	16,200 [a,b]	968,112
Pfizer	45,800	1,244,386
Schering-Plough	97,200 [b]	2,028,564
WellPoint	15,000	1,916,250
Wyeth	15,400	692,076
		20,693,774
Industrial—6.6%
Caterpillar	15,200 [b]	1,338,360
Danaher	30,700	1,554,341
Emerson Electric	23,600	1,479,012
General Electric	138,900	5,028,180
3M	8,100	619,407
Tyco International	68,900	2,157,259
		12,176,559
Information Technology—9.7%
Alliance Data Systems	26,500 [a]	1,070,600
Altera	19,400 [a]	402,162
Amdocs	27,800	742,538
Cisco Systems	73,700 [a]	1,273,536

8

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
EMC	153,700 [a]	2,016,544
Intel	68,100	1,601,712
International Business Machines	41,300	3,154,494
Microsoft	117,500	2,972,750
Motorola	98,600	1,512,524
National Semiconductor	31,400	599,112
Texas Instruments	62,200 [b]	1,552,512
VeriSign	38,700 [a]	1,024,002
		17,922,486
Materials—2.0%
Air Products & Chemicals	28,700	1,685,551
du Pont EI de Nemours	42,200	1,988,042
		3,673,593
Multimedia—.8%
News, Cl. A	101,500	1,550,920
Retail Trade—.3%
Dollar General	27,900	567,765
Telecommunication Services—1.8%
SBC Communications	72,400	1,723,120
Verizon Communications	43,200	1,546,560
		3,269,680
Transportation—1.2%
Burlington Northern Santa Fe	48,400	2,335,300
Utilities—1.5%
Consolidated Edison	15,100 [b]	653,528
PG&E	18,000 [b]	624,960
Southern	43,700	1,439,915
		2,718,403
Total Common Stocks
(cost $101,229,364)		117,073,569

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes—34.1%	Amount ($)	Value ($)

Aerospace & Defense—.1%
Northrop Grumman
Notes, 7.125%, 2/15/2011	75,000	84,457
Raytheon,
Notes, 5.5%, 11/15/2012	65,000	68,241
		152,698
Agricultural—.2%
Altria,
Notes, 7%, 11/4/2013	270,000	298,647
Asset-Backed Certificates-Automobile—1.0%
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B, 4.5%, 4/15/2010	195,000	196,168
WFS Financial Owner Trust:
Ser. 2003-3, Cl. A4, 3.25%, 5/20/2011	1,600,000	1,582,786
Ser. 2005-32 Cl. B, 4.57%, 11/19/2012	105,000	105,541
		1,884,495
Asset-Backed Certificates-Credit Cards—.7%
MBNA Master Credit Card Note Trust,
Ser. 2002-C1, 6.8%, 7/15/2014	1,228,300	1,356,096
Asset-Backed Certificates-
Home Equity Loans—.1%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl.AF6, 5.14%, 1/25/2034	175,000	176,627
Asset-Backed Certificates-
Manufactured Housing—.1%
Green Tree Financial,
Ser. 1994-7, Cl. M1, 9.25%, 3/15/2020	200,000	216,313
Asset-Backed Certificates-Other—1.4%
Residential Asset Mortgage Products
Ser. 2003-RS8, Cl. AI4, 4.223%, 10/25/2028	1,600,000	1,598,053
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2, 4.15%, 8/25/2035	1,081,000	1,074,152
		2,672,205
Auto Manufactering—.0%
DaimlerChrysler,
Notes, 8.5%, 1/18/2031	60,000	68,714

10

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Banking—.9%
Chuo Mitsui Trust & Banking,
Sub. Notes, 5.506%, 12/1/2049	100,000	[c]	95,773
Northern Rock Plc,
Notes, 5.6%, 4/29/2049	190,000	[c]	195,013
Rabobank Capital Funding II,
Bonds, 5.26%, 12/29/2049	490,000	[c]	494,488
Union Planters,
Notes, 4.375%, 12/1/2010	200,000		197,044
Washington Mutual,
Sub.Notes, 4.625%, 4/1/2014	355,000		342,416
Wells Fargo & Co.,
Sub. Notes, 6.375%, 8/1/2011	95,000		104,953
Zions Bancorporation,
Sub.Notes, 6%, 9/15/2015	140,000		149,478
			1,579,165
Beverages—.2%
Pepsi Bottling,
Sr. Notes, Ser. B, 7%, 3/1/2029	235,000		288,860
Building & Construction—.0%
American Standard,
Sr. Notes, 7.375%, 2/1/2008	85,000		91,296
Chemicals—.3%
Lubrizol:
Sr. Notes, 4.625%, 10/1/2009	145,000		143,855
Debs., 6.5%, 10/1/2034	200,000		216,794
RPM International,
Sr. Notes, 4.45%, 10/15/2009	110,000	[c]	108,710
Bonds, 6.25%, 12/15/2013	140,000		147,854
			617,213
Commercial Mortgage Pass Through Certificates.—.8%
Calwest Industrial Trust
Ser. 2002-CALW Cl.A, 6.127%, 2/15/2017	275,000	[c]	297,451
Salomon Brothers Mortgage Securities VII,
Ser. 2002-KEY2, Cl. A1, 3.222%, 3/18/2036	1,235,735		1,224,649
			1,522,100

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Commercial Services—.2%
Deluxe,
Notes, Ser. B, 3.5%, 10/1/2007	55,000	53,815
Erac USA Finance,
Bonds, 5.6%, 5/1/2015	90,000 [c]	91,266
RR Donnelley & Sons,
Notes, 4.95%, 4/1/2014	200,000	197,232
		342,313
Diversified Financial Services—2.0%
Amvescap,
Notes, 5.375%, 2/27/2013	180,000	182,507
Banco Nacional de Desenvolvimento Economico e Social,
Notes, 2.832%, 6/16/2008	215,000 [d]	215,067
Bear Stearns & Cos.,
Notes, 4.5%, 10/28/2010	100,000	99,426
Boeing Capital,
Sr. Notes, 7.375%, 9/27/2010	160,000	182,203
Countrywide Home Loans,
Notes, Ser. L, 4%, 3/22/2011	380,000	364,379
Export-Import Bank Of Korea,
Sr. Notes, 4.5%, 8/12/2009	175,000	174,210
Ford Motor Credit,
Notes, 7%, 10/1/2013	140,000	126,189
GMAC,
Bonds, 8%, 11/1/2031	200,000	168,699
Glencore Funding,
Notes, 6%, 4/15/2014	225,000 [c]	213,477
Goldman Sachs,
Notes, 5.7%, 9/1/2012	210,000	220,492
HSBC Finance,
Bonds, 4.75%, 4/15/2010	105,000 [b]	105,712
International Lease Finance,
Notes, 4.75%, 1/13/2012	265,000	260,807
Jefferies Group,
Sr. Notes, 5.5%, 3/15/2016	210,000	211,094
JPMorgan Chase & Co.,
Sub. Notes, 5.125%, 9/15/2014	260,000	262,875

12

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Diversified Financial Services (continued)
Morgan Stanley,
Sub. Notes, 4.75%, 4/1/2014	575,000	556,759
Pearson Dollar Finance,
Notes, 4.7%, 6/1/2009	100,000 [c]	100,103
SLM,
Notes, 5.375%, 1/15/2013	200,000	210,511
		3,654,510
Electric—.7%
Appalachian Power
Bonds, 5.95%, 5/15/2033	75,000	78,427
Consumers Energy,
First Mortgage, 5%, 2/15/2012	235,000	235,948
Dominion Resources,
Sr. Notes, Ser. A, 7.195%, 9/15/2014	185,000	213,735
FirstEnergy,
Notes, Ser. C, 7.375%, 11/15/2031	60,000	70,937
Nisource Finance,
Gtd. Notes, 7.875%, 11/15/2010	115,000	132,941
Public Service Company of Colorado,
First Collateral Trust Bonds, Ser. 12,
4.875%, 3/1/2013	541,000	546,116
Sierra Pacific Power,
Mortgage Notes, 6.25%, 4/15/2012	60,000	60,150
		1,338,254
Entertainment—.1%
Mohegan Tribal Gaming Authority,
Sr. Notes, 6.125%, 2/15/2013	110,000 [b,c]	108,900
Environmental Control—.3%
Republic Services,
Notes, 6.086%, 3/15/2035	250,000 [c]	260,900
USA Waste Services,
Sr.Notes, 7%, 7/15/2028	175,000	199,985
Waste Management,
Notes, 6.875%, 5/15/2009	45,000	48,684
		509,569

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Bonds and Notes (continued)		Amount ($)		Value ($)

Food—.3%
Kroger,
Sr. Notes, 8%, 9/15/2029		165,000		201,941
Safeway,
Notes, 4.8%, 7/16/2007		260,000		261,661
Stater Brothers,
Sr. Notes, 8.125%, 6/15/2012		65,000		60,775
				524,377
Foreign Governments—2.2%
Australia Government,
Bonds, Ser. 121, 5.25%, 8/15/2010	AUD	1,800,000	[e]	1,405,971
Deutsche Bundesrepublik:
Bonds, Ser. 98, 4.125%, 7/4/2008	EUR	285,000	[e]	292,297
Bonds, Ser. 03, 4.5%, 1/4/2013	EUR	280,000	[e]	298,221
Bonds, Ser. 03, 4.75%, 7/4/2034	EUR	495,000	[e]	549,431
Russian Federation,
Sr. Notes, 10%, 6/26/2007		300,000	[c]	333,750
Russian Government,
Notes, 12.75%, 6/24/2028		250,000		428,344
South Africa Government,
Notes, 9.125%, 5/19/2009		230,000		266,225
United Mexican States,
Notes, 9.875%, 2/1/2010		90,000	[b]	107,595
Notes, 6.625%, 3/3/2015		370,000		392,755
				4,074,589
Forest Products & Paper—.4%
Celulosa Arauco y Constitucion SA:
Notes, 5.125%, 7/9/2013		115,000		113,123
Notes, 5.625%, 4/20/2015		45,000	[c]	45,244
International Paper,
Notes, 5.3%, 4/1/2015		210,000		208,156
Georgia-Pacific:
Sr. Notes, 8.875%, 2/1/2010		100,000		111,500
Sr. Notes, 8%, 1/15/2024		130,000		139,100
Sappi Papier Holding,
Notes, 6.75%, 6/15/2012		100,000	[c]	108,814
Westvaco,
Debs., 7.95%, 2/15/2031		85,000		107,993
				833,930
Gaming & Lodging—.0%
MGM Mirage,
Sr. Notes, 6%, 10/1/2009		65,000		64,431

14

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Insurance—.3%
Ace Capital Trust II,
Bonds, 9.7%, 4/1/2030	75,000	101,565
Assurant,
Sr. Notes, 6.75%, 2/15/2034	125,000	138,590
North Front Pass-Through Trust,
Notes, 5.81%, 12/15/2024	290,000 [c]	297,941
		538,096
Manufacturing—.1%
Bombardier,
Notes, 6.3%, 5/1/2014	235,000 [b,c]	203,275
Media—.7%
British Sky Broadcasting,
Notes, 6.875%, 2/23/2009	320,000	344,862
Clear Channel Communications,
Sr. Notes, 5%, 3/15/2012	175,000	165,938
Comcast,
Notes, 5.5%, 3/15/2011	200,000	207,400
News America,
Notes, 5.3%, 12/15/2014	180,000	180,638
Time Warner,
Notes, 6.75%, 4/15/2011	165,000	181,488
Univision Communications,
Notes, 7.85%, 7/15/2011	160,000	185,156
		1,265,482
Mining—.1%
Teck Cominco,
Notes, 7%, 9/15/2012	150,000	166,061
Oil & Gas—.3%
Amerada Hess,
Notes, 7.3%, 8/15/2031	185,000	212,128
PC Financial Partnership,
Notes, 5%, 11/15/2014	145,000	145,346
XTO Energy,
Sr.Notes, 7.5%, 4/15/2012	155,000	178,948
		536,422
Oil & Gas Services—.1%
Halliburton,
Notes, 5.5%, 10/15/2010	110,000	114,622

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Packaging & Containers—.1%
Sealed Air,
Notes, 5.625%, 7/15/2013	100,000 [c]	101,963
Pharmaceuticals—.1%
American Home Products,
Notes, 6.7%, 3/15/2011	95,000	105,895
Medco Health Solutions,
Sr. Notes, 7.25%, 8/15/2013	50,000	55,664
		161,559
Real Estate—.2%
EOP Operating,
Sr. Notes, 7%, 7/15/2011	195,000	215,678
ERP Operating,
Notes, 5.25%, 9/15/2014	190,000	190,970
		406,648
Real Estate Investment Trust—.5%
Arden Realty,
Notes, 5.25%, 3/1/2015	125,000	123,119
Duke Realty,
Sr. Notes, 5.875%, 8/15/2012	440,000	462,025
Healthcare Realty Trust,
Sr. Notes, 5.125%, 4/1/2014	155,000	150,717
Mack-Cali Realty,
Notes, 5.05%, 4/15/2010	70,000	70,718
Simon Property Group,
Notes, 4.875%, 8/15/2010	175,000	175,609
		982,188
Residential Mortgage
Pass-Through Certificates—1.3%
First Horizon Alternative Mortgage Securities I,
Ser. 2004-FA1, Cl. A1, 6.25%, 10/25/2034	1,909,169	1,968,935
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. A, 5.18%, 3/1/2035	150,000	151,805
Washington Mutual,
Ser. 2005-AR4, Cl. A4B, 4.684%, 4/25/2035	200,000	198,813
		2,319,553

16

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Retail—.1%
May Department Stores
Notes, 6.65%, 7/15/2024	165,000	177,559
Semiconductors—.0%
Freescale Semiconductor,
Sr. Notes, 6.875%, 7/15/2011	45,000	46,350
Telecommunications—.7%
Alltel,
Notes, 4.656%, 5/17/2007	90,000	90,808
Cingular Wireless Services,
Sr. Notes, 8.75%, 3/1/2031	75,000	102,594
Deutsche Telekom International Finance,
Bonds, 8.75%, 6/15/2030	210,000	282,244
France Telecom,
Notes, 8%, 3/1/2011	85,000	98,074
Nextel Communications
Sr. Notes, 5.95%, 3/15/2014	60,000	61,050
SBC Communications,
Notes, 5.625%, 6/15/2016	105,000	109,012
Sprint Capital,
Notes, 8.75%, 3/15/2032	265,000	357,437
Verizon Global Funding,
Notes, 7.75%, 6/15/2032	170,000	212,978
		1,314,197
Transportation—.1%
Union Pacific,
Notes, 3.875%, 2/15/2009	200,000	195,830
U.S. Government—5.0%
U.S. Treasury Bonds:
6.25%, 5/15/2030	1,955,000	2,434,659
U.S. Treasury Notes:
1.25%, 5/31/2005	690,000	689,407
3%, 12/31/2006	895,000	886,641
U.S Treasury Inflation Protection Securities:
3.375%, 1/15/2007	4,956,424 [f]	5,206,911
		9,217,618

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed—12.4%
Federal National Mortgage Association:
Mortgage Backed:
4.0%, 5/1/2010	402,186	397,409
5%, 5/1/2018-6/15/2033	5,425,000 [g]	5,391,425
5.5%, 5/1/2029-9/1/2034	6,774,226 [g]	6,873,818
6.0%, 9/1/2034	1,090,284	1,120,578
4.5%, 5/1/2018	3,675,000 [g]	3,635,935
Government National Mortgage Association I:
Mortgage Backed:
4.01%, 7/16/2027	175,000	171,500
4.38%, 8/16/2030	200,000	199,560
5.5%, 4/15/2033-4/15/2034	2,858,707	2,919,601
6%, 5/15/2028-12/15/2033	2,261,595	2,336,650
		23,046,476
Total Bonds and Notes
(cost $63,520,587)		63,169,201

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options
U.S. Treasury Notes,
4%, 2/15/2015, May 2005 @ 96.9375	800,000	12,592
Put Options:
U.S. Treasury Notes,
4%, 2/15/2015, June 2005 @ 95.328	865,000	908
Total Options
(cost $20,384)		13,500

	Principal
Short-Term Investments—.0%	Amount ($)	Value ($)

U.S. Treasury Bills;
2.49%, 6/16/2005
(cost $24,915)	25,000 [h]	24,917

Other Investments—10.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $20,042,000)	20,042,000 [i]	20,042,000

18

Investment of Cash Collateral
for Securities Loaned—6.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $12,492,800)	12,492,800 [i]	12,492,800

Total Investments (cost $197,330,050)	114.7%	212,815,987
Liabilities, Less Cash and Receivables	(14.7%)	(27,291,488)
Net Assets	100.0%	185,524,499

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is $12,324,650 and the total market value of the collateral held by fund is $12,492,800.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005 these securities amounted to $3,057,068 or 1.65% of the net assets.
[d] Variable rate security—interest rate subject to periodic change.
[e] Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Austrailian Dollar
EUR—Euro
[f] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index
[g] Purchase on a forward commitment basis.
[h] Partially held by a broker in a segregated account for open financial futures.
[i] Investments in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Short-Term/		Consumer Staples	5.3
Money Market Investments	17.5	Consumer Discretionary	5.0
U.S. Government Agencies/		U.S. Government	5.0
Mortgage-Backed	12.4	Foreign Governments	2.2
Financial	11.2	Other	22.1
Health Care	11.2	Futures/Options/
Information Technology	9.7	Forward Currency
Industrials	6.6	Exchange Contracts	.0
Energy	6.5		114.7

† Based on net assets. See notes to financial statements.

The Fund 19

STATEMENT OF FINANCIAL FUTURES April 30, 2005 (Unaudited)
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2005 ($)

Financial Futures Long:
U.S. Treasury 5 year Note	18	1,952,156	June 2005	(2,894)
Financial Futures Short:
U.S. Treasury 10 year Note	24	(2,674,125)	June 2005	1,236
U.S. Treasury 30 year Bond	4	(459,375)	June 2005	(6,268)
				(7,926)

See notes to financial statements.

20

STATEMENT OF OPTIONS WRITTEN April 30, 2005 (Unaudited)
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options
U.S. Treasury Notes,
4%, 2/15/2015, May 2005 @ $98.484	160,000	(10,448)
Put Options:
U.S. Treasury Notes,
4%, 2/15/2015, June 2005 @ $93.531	173,000	(242)
(premiums received 20,384)		(10,690)

See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $12,324,650)—Note 1(c):
Unaffiliated issuers	164,795,250	180,281,187
Affiliated issuers	32,534,800	32,534,800
Cash		44,147
Receivable for investment securities sold		5,468,343
Dividends and interest receivable		734,857
Unrealized appreciation on forward currency
currency exchange contracts—Note 4		84,059
Receivable for shares of Capital Stock subscribed		24,534
Receivable for futures variation margin—Note 4		1,858
		219,173,785

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		210,197
Payable for investment securities purchased		16,920,317
Liability for securities on loan—Note 1(c)		12,492,800
Payable for shares of Capital Stock redeemed		4,015,282
Outstanding options written, at value (premiums
received $20,384)—See Statement of Options Written		10,690
		33,649,286

Net Assets ($)		185,524,499

Composition of Net Assets ($):
Paid-in capital		380,618,102
Accumulated undistributed investment income—net		777,959
Accumulated net realized gain (loss) on investments		(211,436,344)
Accumulated net unrealized appreciation (depreciation)
on investments, foreign currency transactions and options transactions
[including ($7,926) net unrealized (depreciation) on financial futures]		15,564,782

Net Assets ($)		185,524,499

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	83,231,249	56,235,353	13,585,419	32,287,753	184,725
Shares Outstanding	6,731,316	4,565,389	1,099,136	2,609,383	14,949

Net Asset Value
Per Share ($)	12.36	12.32	12.36	12.37	12.36

See notes to financial statements.

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $8,903 foreign taxes withheld at source):
Unaffiliated issuers	1,948,291
Affiliated issuers	107,884
Interest	1,394,193
Income from securities lending	3,943
Total Income	3,454,311
Expenses:
Management fee—Note 3(a)	1,073,069
Distribution and service fees—Note 3(b)	532,556
Loan commitment fees—Note 2	1,093
Total Expenses	1,606,718
Less—reduction in management fee
due to undertaking—Note 3(a)	(115,167)
Net Expenses	1,491,551
Investment Income—Net	1,962,760

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,909,486
Net realized gain (loss) on financial futures	77,715
Net realized gain (loss) on forward currency exchange contracts	(140,245)
Net Realized Gain (Loss)	15,846,956
Net unrealized appreciation (depreciation) on investments,
foreign currency transactions and options transactions
[including ($7,926) net unrealized (depreciation) on financial futures]	(12,776,949)
Net Realized and Unrealized Gain (Loss) on Investments	3,070,007
Net Increase in Net Assets Resulting from Operations	5,032,767

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	1,962,760	3,278,450
Net realized gain (loss) on investments	15,846,956	16,242,094
Net unrealized appreciation
(depreciation) on investments	(12,776,949)	(4,559,373)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,032,767	14,961,171

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,204,545)	(1,593,781)
Class B shares	(645,742)	(616,845)
Class C shares	(139,529)	(122,547)
Class R shares	(614,689)	(1,676,548)
Class T shares	(2,794)	(3,622)
Total Dividends	(2,607,299)	(4,013,343)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	19,487,801	28,703,307
Class B shares	1,309,625	4,328,838
Class C shares	670,186	2,035,294
Class R shares	2,956,876	21,794,470
Class T shares	7,163	85,353
Dividends reinvested:
Class A shares	776,236	1,038,390
Class B shares	519,988	490,306
Class C shares	79,865	70,625
Class R shares	611,218	1,670,880
Class T shares	2,606	3,347
Cost of shares redeemed:
Class A shares	(36,406,036)	(63,587,557)
Class B shares	(24,580,805)	(33,934,852)
Class C shares	(3,719,209)	(6,719,516)
Class R shares	(26,452,288)	(71,578,657)
Class T shares	(76,129)	(169,288)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(64,812,903)	(115,769,060)
Total Increase (Decrease) in Net Assets	(62,387,435)	(104,821,232)

Net Assets ($):
Beginning of Period	247,911,934	352,733,166
End of Period	185,524,499	247,911,934
Undistributed investment income—net	777,959	1,422,498

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Capital Share Transactions:
Class A [a]
Shares sold	1,552,721	2,343,349
Shares issued for dividends reinvested	61,905	86,481
Shares redeemed	(2,887,817)	(5,228,334)
Net Increase (Decrease) in Shares Outstanding	(1,273,191)	(2,798,504)

Class B [a]
Shares sold	104,627	353,483
Shares issued for dividends reinvested	41,466	40,940
Shares redeemed	(1,963,103)	(2,782,403)
Net Increase (Decrease) in Shares Outstanding	(1,817,010)	(2,387,980)

Class C
Shares sold	53,053	165,695
Shares issued for dividends reinvested	6,347	5,876
Shares redeemed	(295,223)	(549,861)
Net Increase (Decrease) in Shares Outstanding	(235,823)	(378,290)

Class R
Shares sold	235,267	1,750,591
Shares issued for dividends reinvested	48,909	139,050
Shares redeemed	(2,093,425)	(5,838,704)
Net Increase (Decrease) in Shares Outstanding	(1,809,249)	(3,949,063)

Class T
Shares sold	570	7,011
Shares issued for dividends reinvested	208	278
Shares redeemed	(6,060)	(13,946)
Net Increase (Decrease) in Shares Outstanding	(5,282)	(6,657)

[a]	During the period ended April 30, 2005, 907,451 Class B shares representing $11,350,315 were automatically converted to 905,198 Class A shares and during the period ended October 31, 2004, 918,817 Class B shares representing $11,247,441 were automatically converted to 916,217 Class A shares.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to outperform an unmanaged hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers U.S. Aggregate Index. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares.The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

Debt securities (excluding short-term investments (other than U.S. Treasury Bills) and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: Each portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $226,015,598 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $4,315,489 of the carryover expires in fiscal 2008, $105,290,796 expires in fiscal 2009, $72,687,006 expires in fiscal 2010 and $43,722,307 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was as follows: ordinary income $4,013,343. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional

25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager had agreed from November 1, 2004 through April 4, 2005 to waive receipt of a portion of the fund's management fee,in the amount of .10 of 1% of the value of the fund's average daily net assets. The Manager has agreed from April 5, 2005 through April 4, 2006, or until the fund is merged into another Dreyfus-managed fund, whichever occurs sooner to waive receipt of a portion of the fund's management fee, in the amount of .15 of 1% of the value of the fund's average daily net assets. The reduction in management fee pursuant to the undertaking, amounted to $115,167 during the period ended April 30, 2005.

During the period ended April 30, 2005, the Distributor retained $3,318 and $37 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $93,411 and $4,648 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2005, Class A, Class B, Class C and Class T shares were charged $115,478, $255,377, $57,038 and $262, respectively, pursuant to their respective Plans. During the period ended April 30, 2005 Class B, Class C and Class T shares were charged $85,126, $19,013 and $262, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $157,241, Rule 12b-1 distribution plan fees $61,880 and shareholder services plan fees $14,661, which are offset against an expense reimbursement currently in effect in the amount of $23,585.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the period ended April 30, 2005, amounted to $241,966,914 and $313,715,777, respec-

tively, of which $7,004,710 in purchases and $7,018,832 in sales were from dollar roll transactions.

The fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2005, are set forth in the Statement of Financial Futures.

The following summarizes the fund's call/put options written for the period ended April 30, 2005:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Costs ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2004	—	—	—	—
Contracts written	330,000	20,384
Contracts outstanding
April 30, 2005	330,000	20,384

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2005:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)

Sales:
Australian dollar,
expiring 6/15/2005	1,810,000	1,419,782	1,408,361	11,421
Euro
expiring 6/15/2005	1,190,000	1,605,120	1,532,482	72,638
Total				84,059

At April 30, 2005, accumulated net unrealized appreciation on investments was $15,485,937, consisting of $18,299,491 gross unrealized appreciation and $2,813,554 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act, (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

discussed the results of the comparisons.The Board members took into consideration that the fund's total return performance for the one-, three- and five-year periods was generally below the fund's comparison group and Lipper category average, and for the ten-year period was lower than the Lipper category average but higher than the comparison group average. Representatives of the Manager discussed with the Board members the Manager's efforts to improve the fund's total return performance, including the portfolio management changes in October 2004 and January 2005, when Emerson Tuttle became the primary portfolio manager of the asset allocation and equity portion of the fund, and Catherine Powers and Christopher Pellegrino became the portfolio managers of the fixed income portion of the fund.The Board also noted that the fund was unsuccessful in receiving necessary shareholder approval in connection with a proposal to merge the fund into another Dreyfus-managed fund and agreed with the Manager's intention to consider other appropriate courses of action.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category. They noted that the Manager's voluntary waiver of a portion of the management fee over the fund's short-term time period was not fully reflected in the annual fund's expense ratio because the waiver had not been in effect for the fund's full fiscal year.They also noted that the fund's expense ratio was slightly below the Lipper category average and higher than the comparison group average, with or without the waiver.The Manager and the Board members agreed that the Manager's voluntary waiver of a portion of the fund's management fee would be increased from 0.10% to 0.15% of the value of the fund's average daily net assets, and continued until April 4, 2006, or until the fund is merged into another Dreyfus-managed fund, whichever occurs sooner.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") with similar investment objectives, policies and strategies as the fund and explained the nature of each Similar Fund and the differences, from the Manager's perspective, in managing and providing other services to the Similar Funds as compared to management of the fund.The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Funds through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio, with and without the Manager's voluntary waiver.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's management fee and expense ratio.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the management and other services provided.The Board noted that there were no separate accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager's soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including

The Fund 45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  While the Board was concerned about the fund's performance, the Board believed the Manager was seeking to improve it, not- ing, in particular, the changes in the portfolio managers.
  The Board concluded, taking into account the increased volun- tary fee waiver, that the fee paid to the Manager by the fund was reasonable in light of considerations described above.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Balanced Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0342SA0405

Dreyfus Premier
Large Company
Stock Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
20	Notes to Financial Statements
29	Information About the Review and Approval of
the Fund's Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Large Company Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Large Company Stock Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sean P. Fitzgibbon.

The six-month reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Sean P. Fitzgibbon, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund produced total returns of 4.25% for Class A shares, 3.89% for Class B shares, 3.89% for Class C shares, 4.45% for Class R shares and 4.16% for Class T shares.1 For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 3.28% .2

We attribute these results to steady U.S. and global economic growth, which led to improving corporate financial results and a generally favorable environment for stocks. These positive factors outweighed investors' concerns regarding high energy prices, rising short-term interest rates and ongoing geopolitical uncertainties.The fund outperformed its benchmark, primarily due to strong returns in the consumer discretionary and financial sectors.

What is the fund's investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies.

The fund invests in a diversified portfolio of large companies that we believe meet our strict standards for value and growth.The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 500 Index.

In addition to identifying what we believe are attractive investment opportunities, our approach has been designed to manage the risks associated with modifying the fund's sector and industry exposure

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

often in an effort to capitalize on those sectors and industries currently in favor.We do not believe that the advantages of attempting to rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to minimize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the reporting period, the fund held positions in approximately 100 stocks across nine economic sectors. Our 10 largest holdings accounted for approximately 22% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

The fund equaled or exceeded the benchmark's performance in virtually every industry group represented in the S&P 500 Index. In the consumer discretionary sector, the fund avoided the troubled automotive industry, focusing instead on travel- and leisure-related companies, such as cruise line operator Carnival, hotel operator and franchiser Marriott International and diversified entertainment company Walt Disney.The fund further enhanced the relative performance of its consumer discretionary holdings through the timely sale of its position in a major online retailer based on the stock's rising valuation. This transaction, which preceded a sharp decline in the stock's price, illustrates the importance of disciplined adherence to the fund's growth-and-value investment criteria.

The fund also outperformed the benchmark in the financial and health care sectors.Among financials, the fund de-emphasized banking stocks in light of their vulnerability to rising interest rates. Instead, the fund focused on asset management companies, such as Franklin Resources, and brokerage firms, such as Goldman Sachs Group and Lehman Brothers Holdings. In the health care area, the fund benefited from

4

strength among medical service providers, such as WellPoint, and increased exposure in 2005 to major pharmaceutical firms, such as Johnson & Johnson.

Of course, not every holding contributed to the fund's positive returns. Technology holdings, such as IBM, declined steeply in 2005, detracting from the fund's total returns. Finally, telecommunications provider Verizon Communications lost significant ground during the reporting period over concerns related to its bid to acquire MCI.

What is the fund's current strategy?

As of the end of the reporting period, we believe that the strong cyclical growth that characterized most of 2004 has begun to moderate. As a result, we are in the process of shifting our emphasis toward companies exhibiting stable growth characteristics. The fund held slightly overweighted positions among consumer discretionary stocks in the travel-, leisure- and media-related areas. This emphasis reflects our belief that these stocks are attractively valued and likely to benefit from a rebound in advertising spending.The fund held mildly underweighted exposure to consumer staples stocks, particularly in the beverage and food retailing areas, in light of challenging business trends.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation in effect through
October 31, 2005, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	SOURCE: LIPPER, INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Large Company Stock Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment †
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.32	$ 9.10	$ 9.10	$ 4.06	$ 6.58
Ending value (after expenses)	$1,042.50	$1,038.90	$1,038.90	$1,044.50	$1,041.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 5.26	$ 9.00	$ 9.00	$ 4.01	$ 6.51
Ending value (after expenses)	$1,019.59	$1,015.87	$1,015.87	$1,020.83	$1,018.35

† Expenses are equal to the fund's annualized expense ratio of 1.05% for Class A, 1.80% for Class B, 1.80% for Class C, .80% for Class R and 1.30% for Class T Shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
Common Stocks—99.8%	Shares	Value ($)

Consumer Discretionary—12.2%
Advance Auto Parts	18,670 [a]	996,045
Carnival	16,830 [b]	822,650
Coach	32,620 [a]	874,216
Comcast, Cl. A	25,450 [a]	817,200
Dollar General	32,000	651,200
Home Depot	20,880	738,526
J. C. Penney	19,870	942,037
Marriott International, Cl. A	7,410 [b]	464,978
McDonald's	31,390	920,041
Nordstrom	10,000 [b]	508,300
Omnicom Group	5,700 [b]	472,530
Time Warner	80,490 [a]	1,353,037
Viacom, Cl. B	13,620	471,524
Walt Disney	49,310	1,301,784
		11,334,068
Consumer Staples—8.8%
Altria Group	17,500	1,137,325
Bunge	9,780	555,504
CVS	10,080	519,926
Diageo, ADR	8,330	497,718
Estee Lauder Cos., Cl. A	15,150	581,912
Gillette	22,050	1,138,662
Kellogg	10,930	491,304
Procter & Gamble	32,340 [b]	1,751,211
Wal-Mart Stores	30,380 [b]	1,432,113
		8,105,675
Energy Related—8.5%
Anadarko Petroleum	4,390	320,646
ChevronTexaco	12,360 [b]	642,720
ConocoPhillips	14,350	1,504,598
Devon Energy	19,200	867,264
Exxon Mobil	57,650	3,287,780
Transocean	12,140 [a]	562,932
Weatherford International	13,690 [a]	713,934
		7,899,874

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Financials—19.4%
American Express	13,450	708,815
American International Group	11,977	609,030
Ameritrade Holding	44,210 [a,b]	463,321
Axis Capital Holdings	8,860	235,676
Bank of America	59,770	2,692,041
CIT Group	22,600	910,328
Chubb	16,420 [b]	1,342,828
Citigroup	70,550 [b]	3,313,028
Franklin Resources	21,170	1,453,956
Freddie Mac	6,880	423,258
Goldman Sachs Group	18,340 [b]	1,958,529
Lehman Brothers Holdings	10,000 [b]	917,200
Merrill Lynch	8,190 [b]	441,687
Radian Group	15,240	677,113
Wachovia	35,550 [b]	1,819,449
		17,966,259
Health Care—14.1%
Aetna	6,640	487,177
Bausch & Lomb	300	22,500
Charles River Laboratories International	10,630 [a]	503,543
Fisher Scientific International	16,110 [a,b]	956,612
Genzyme	6,270 [a,b]	367,485
Hospira	15,480 [a]	519,354
Johnson & Johnson	26,360	1,809,087
Laboratory Corporation of America Holdings	7,990 [a]	395,505
McKesson	12,930	478,410
Medco Health Solutions	5,600 [a,b]	285,432
Pfizer	73,513	1,997,348
Sanofi-Aventis, ADR	23,310 [a]	1,034,265
Triad Hospitals	8,200 [a]	420,250
Waters	12,640 [a]	500,923
WebMD	65,010 [a]	617,595
WellPoint	8,700 [a]	1,111,425
Wyeth	34,700	1,559,418
		13,066,329
Industrials—12.3%
Burlington Northern Santa Fe	11,540	556,805

8

Common Stocks (continued)	Shares	Value ($)

Industrials (continued)
Danaher	20,370 [b]	1,031,333
Deere & Co.	9,580 [b]	599,133
Eaton	11,430 [b]	670,370
FedEx	5,760	489,312
General Dynamics	6,850	719,593
General Electric	93,150	3,372,030
Manpower	7,640	294,522
Norfolk Southern	15,200 [b]	477,280
PACCAR	5,050	342,895
Rockwell Automation	11,780 [b]	544,589
Textron	7,900 [b]	595,265
Tyco International	31,150	975,307
United Technologies	7,460 [b]	758,831
		11,427,265
Information Technology—14.1%
Alliance Data Systems	10,600 [a]	428,240
Altera	32,010 [a]	663,567
Cisco Systems	60,650 [a]	1,048,032
EMC	94,880 [a]	1,244,826
Global Payments	8,720 [b]	564,707
Intel	68,420	1,609,238
International Business Machines	29,460 [b]	2,250,155
Lucent Technologies (warrants)	1,196 [a]	574
Microsoft	109,240	2,763,772
Motorola	45,010	690,453
Texas Instruments	49,340	1,231,526
VeriSign	20,490 [a,b]	542,165
		13,037,255
Materials—3.0%
Air Products & Chemicals	11,240	660,125
Alcoa	32,290 [b]	937,056
Dow Chemical	11,000 [b]	505,230
E. I. du Pont de Nemours	8,490	399,964
PPG Industries	4,400	297,220
		2,799,595
Other—1.4%
Standard & Poor's Depository Receipts Trust Series 1	11,190 [b]	1,295,243

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Telecommunication Services—2.3%
SBC Communications	29,370	699,006
Verizon Communications	38,590	1,381,522
		2,080,528
Utilities—3.7%
Constellation Energy Group	12,520	658,051
Exelon	20,530 [b]	1,016,230
PG&E	33,660 [b]	1,168,675
Sempra Energy	14,140 [b]	570,973
		3,413,929
Total Common Stock
(cost $80,391,170)		92,426,020

Investment of Cash Collateral
for Securities Loaned—23.4%

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $21,617,177)	21,617,177 [c]	21,617,177

Total Investments (cost $102,008,347)	123.2%	114,043,197
Liabilities, Less Cash and Receivables	(23.2%)	(21,442,395)
Net Assets	100.0%	92,600,802

ADR—American Depository Receipts.
[a] Non-income producing.
[b] All or a portion of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is $21,189,271 and the total market value of the collateral held by the fund is $21,617,177.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	23.4	Consumer Discretionary	12.2
Financials	19.4	Other	10.4
Health Care	14.1	Consumer Staples	8.8
Information Technology	14.1	Energy Related	8.5
Industrials	12.3		123.2

† Based on net assets. See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $21,189,271)—Note 1(b):
Unaffiliated issuers	80,391,170	92,426,020
Affiliated issuers	21,617,177	21,617,177
Cash		5,214
Receivable for investment securities sold		972,848
Dividends		87,599
Receivable for shares of Capital Stock subscribed		6,966
		115,115,824

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		108,126
Liability for securities on loan		21,617,177
Payable for investment securities purchased		542,281
Payable for shares of Capital Stock redeemed		247,438
		22,515,022

Net Assets ($)		92,600,802

Composition of Net Assets ($):
Paid-in capital		138,102,293
Accumulated distributions in excess investment income—net		(190,040)
Accumulated net realized gain (loss) on investments		(57,346,301)
Accumulated net unrealized appreciation
(depreciation) on investments		12,034,850

Net Assets ($)		92,600,802

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	36,256,811	37,349,028	9,094,686	9,256,457	643,820
Shares Outstanding	1,824,313	1,963,099	477,908	460,863	32,787

Net Asset Value
Per Share ($)	19.87	19.03	19.03	20.09	19.64

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends	1,121,200
Interest	5,823
Income from securities lending	383
Total Income	1,127,406
Expenses:
Management fee—Note 3(a)	443,362
Distribution and service fees—Note 3(b)	308,909
Loan commitment fees—Note 2	598
Total Expenses	752,869
Less—reduction in management fee
due to undertaking—Note 3(a)	(49,262)
Net Expenses	703,607
Investment Income—Net	423,799
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,783,893
Net unrealized appreciation (depreciation) on investments	(2,982,085)
Net Realized and Unrealized Gain (Loss) on Investments	3,801,808
Net Increase in Net Assets Resulting from Operations	4,225,607

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	423,799	409,662
Net realized gain (loss) on investments	6,783,893	20,337,023
Net unrealized appreciation
(depreciation) on investments	(2,982,085)	(12,432,950)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,225,607	8,313,735

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(385,725)	(320,999)
Class B shares	(331,291)	(46,771)
Class C shares	(74,570)	(10,924)
Class R shares	(121,684)	(55,405)
Class T shares	(6,720)	(2,115)
Total Dividends	(919,990)	(436,214)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	7,051,177	17,495,441
Class B shares	533,488	1,488,743
Class C shares	320,528	1,013,075
Class R shares	27,388	124,048
Class T shares	8,264	137,331
Dividends reinvested:
Class A shares	333,900	92,714
Class B shares	294,164	40,897
Class C shares	38,412	6,347
Class R shares	98,131	42,321
Class T shares	6,268	1,996
Cost of shares redeemed:
Class A shares	(5,324,124)	(86,545,097)
Class B shares	(10,369,834)	(14,310,932)
Class C shares	(1,880,653)	(4,485,029)
Class R shares	(1,222,914)	(2,264,822)
Class T shares	(51,861)	(258,433)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,137,666)	(87,421,400)
Total Increase (Decrease) in Net Assets	(6,832,049)	(79,543,879)

Net Assets ($):
Beginning of Period	99,432,851	178,976,730
End of Period	92,600,802	99,432,851
Undistributed (distributions in excess)
investment income—net	(190,040)	306,151

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Capital Share Transactions:
Class A [a]
Shares sold	348,634	919,511
Shares issued for dividends reinvested	16,591	5,085
Shares redeemed	(262,993)	(4,595,891)
Net Increase (Decrease) in Shares Outstanding	102,232	(3,671,295)

Class B [a]
Shares sold	27,521	81,079
Shares issued for dividends reinvested	15,096	2,328
Shares redeemed	(535,165)	(783,422)
Net Increase (Decrease) in Shares Outstanding	(492,548)	(700,015)

Class C
Shares sold	16,411	55,655
Shares issued for dividends reinvested	1,971	361
Shares redeemed	(97,152)	(245,854)
Net Increase (Decrease) in Shares Outstanding	(78,770)	(189,838)

Class R
Shares sold	1,337	6,521
Shares issued for dividends reinvested	4,842	2,301
Shares redeemed	(59,805)	(118,764)
Net Increase (Decrease) in Shares Outstanding	(53,626)	(109,942)

Class T
Shares sold	414	7,522
Shares issued for dividends reinvested	314	111
Shares redeemed	(2,592)	(13,650)
Net Increase (Decrease) in Shares Outstanding	(1,864)	(6,017)

[a]	During the period ended April 30, 2005, 275,940 Class B shares representing $5,353,167 were automatically converted to 264,504 Class A shares and during the period ended October 31, 2004, 311,169 Class B shares representing $5,714,601 were automatically converted to 298,700 Class A shares.
See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

16

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Not annualized.
See notes to financial statements.

18

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 450 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while

22

the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $63,227,215 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $19,034,476 of the carryover expires in fiscal 2009, $32,648,933 expires in fiscal 2010 and $11,543,806 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was as follows: ordinary income $436,214. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for

24

travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Manager has agreed to waive receipt of a portion of the fund's management fee in the amount of .10 of 1% of the value of the fund's average daily net assets until October 31, 2005.The reduction in management fee, pursuant to a waiver, amounted to $49,262 during the period ended April 30, 2005.

During the period ended April 30, 2005, the Distributor retained $2,200 and $26 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $52,579 and $344 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2005, Class A, Class B, Class C and Class T shares were charged $44,545, $160,194, $36,814 and $843, respectively, pursuant to their respective Plans. Class B, Class C and Class T shares were charged $53,398, $12,272 and $843, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $69,169, Rule 12b-1 distribution plan fees $36,814, and shareholder services plan fees $9,851, which are offset against an expense reimbursement currently in effect in the amount of $7,708.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $32,908,763 and $42,912,474, respectively.

At April 30, 2005, accumulated net unrealized appreciation on investments was $12,034,850, consisting of $13,594,921 gross unrealized appreciation and $1,560,071 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds

28

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and discussed the results of the comparisons. The

The Fund 29

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F

T H E F U N D ' S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

Board members took into consideration that the fund's total return performance was below the fund's comparison group and Lipper category average for the three- and five-year periods, below the fund's comparison group for the one-year period, higher than the Lipper category average for the one-year period, and higher than the comparison group and Lipper category average for the ten-year period.They also took into consideration the fund's improved one-year total return performance, from the three- and five-year periods, achieving second quartile comparison group and Lipper rankings. Representatives of the Manager discussed with the Board members the Manager's efforts to improve the fund's total return performance, including the portfolio management change in October 2004, when Sean Fitzgibbon became the portfolio manager of the fund.The change to the fund's investment objective in October 2004 also was noted.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category. They noted that the Manager's voluntary waiver of a portion of the management fee over the fund's short-term time period was not fully reflected in the fund's annual expense ratio because the waiver had not been in effect for the fund's full fiscal year.They also noted that the fund's expense ratio was below the comparison group and Lipper category averages, with or without the voluntary waiver. Representatives of the Manager and the Board members agreed that the Manager's voluntary waiver of a portion of the fund's management fee would remain at 0.10% of the value of the fund's average daily net assets and continue until October 31, 2005.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts, or mutual funds for which the Manager or its affiliates serve as sub-investment adviser, with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of

30

each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board members concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio and the Separate Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that certain Similar Accounts have lower fees as a result of historical pricing arrangements and other Similar Accounts were mutual funds that were sub-advised but not administered by an affiliate of the Manager. The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee. The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager's soft dollar arrangements with respect to trading the fund's portfolio.

The Fund 31

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the Manager's efforts to improve the fund's total return performance, noting, in particular, the change in portfolio managers in October 2004.
  The Board concluded, taking into account the existing voluntary fee waiver, that the fee paid to the Manager by the fund was rea- sonable in light of considerations described above.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

32

For More Information

Dreyfus Premier	Transfer Agent &
Large Company Stock Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0318SA0405

Dreyfus Premier
Limited Term
Income Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
19	Statement of Options Written
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
41	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Limited Term Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Income Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Chris Pellegrino.

The six-month reporting period produced mixed results for most fixed-income securities.Although the Federal Reserve Board began to raise short-term interest rates before the reporting period in June 2004, longer-term bonds have remained remarkably resilient through 2004. Nonetheless, the first four months of 2005 saw heightened bond market volatility as higher interest rates and renewed inflationary pressures took their toll on investor sentiment. These factors led to price erosion late in the reporting period among corporate bonds and, to a lesser extent, U.S. government securities.

Nonetheless, fixed-income securities have held up well compared to previous periods of rising short-term interest rates. Strong demand from domestic and foreign investors have supported prices of U.S. Treasury securities, and stronger balance sheets and better business conditions have bolstered prices of corporate bonds. In our view, the bond market's surprising strength represents yet another example of how a long-term investment perspective and a steady asset allocation strategy can benefit investors.As always, we encourage you to talk regularly with your financial advisor about the investment strategies that may be appropriate for you.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Chris Pellegrino, CFA, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund achieved total returns of 0.91% for Class A shares, 0.66% for Class B shares, 0.74% for Class C shares and 1.03% for Class R shares.1 The fund's benchmark, the Lehman Brothers U.S.Aggregate Index (the "Index"), produced a total return of 0.98% for the same period.2

Strong fixed-income performance over the final months of 2004 was largely offset by weakness during the first four months of 2005 as higher interest rates and intensifying inflation concerns eroded prices of U.S. government securities, and disappointing earnings from automotive companies drove corporate bonds lower. The fund's returns were in line with its benchmark, primarily due to the fund's yield-curve positioning strategy during the reporting period.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities. Generally speaking, bonds with longer maturities tend to offer higher yields but also can be expected to fluctuate more in price than their short-term counterparts. Although the portfolio manager may invest in individual bonds with different remaining maturities, the fund's dollar-weighted average portfolio maturity will be no more than 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

The fund was influenced over the reporting period by rising interest rates in a recovering economy, which eroded prices of short- and intermediate-term bonds. However, prices of longer-term fixed-income securities remained surprisingly stable as strong demand from overseas investors and, for much of the reporting period, low inflation expectations helped support prices. In addition, the Federal Reserve Board (the "Fed") was unusually candid in signaling its intentions as it moved away from its aggressively accommodative monetary policy of the past several years, helping to remove a degree of uncertainty from the market.

These factors helped support rallies in most areas of the U.S. bond market during the final two months of 2004. As political uncertainty eased after the November presidential election and the economy showed signs of more sustainable growth without sparking inflationary pressures, fixed-income investors generally responded favorably. Corporate bonds fared particularly well as default rates fell toward historical lows and business conditions improved.

Investor sentiment shifted substantially during the opening months of 2005 when surging energy prices and a gradually strengthening labor market fueled renewed inflation concerns. Investors worried that these factors might cause the Fed to raise short-term interest rates more and faster than they previously had expected, potentially hurting the more interest-rate-sensitive areas of the market. In March, disappointing earnings announcements from Ford and General Motors caused corporate bond prices to move sharply lower as investors worried that the debt of these major issuers might be downgraded to the high-yield category. In fact, one of the major credit rating agencies did so just days after the end of the reporting period.

As shorter-term yields rose and longer-term yields remained stable, yield differences narrowed beyond historical norms. We successfully positioned the fund for this change by adopting a "barbell" strategy in which Treasury bonds in the 25- to 30-year maturity range were

4

balanced by Treasury bills with maturities of less than one year, producing an average duration that was modestly shorter than that of the benchmark.To a lesser extent, the fund's relative performance also benefited from its overweighted position in investment-grade corporate bonds, its relatively light holdings of U.S. government agency debentures and its positions in high-quality commercial mortgages, asset-backed securities and Treasury Inflation Protected Securities ("TIPS").

The beneficial effects of these strategies were partly offset by the fund's relatively light exposure to mortgage-backed securities. Contrary to historical trends, mortgage-backed securities gained value during the reporting period as interest rates rose.

What is the fund's current strategy?

Although we expect short-term interest rates to continue to rise relative to longer-term bond yields, we believe that we may be nearing the end of this part of the cycle. Accordingly, we recently have begun to move away from our "barbell" yield curve positioning strategy while maintaining the fund's slightly shorter-than-average duration. We also have reduced the fund's exposure to corporate bonds toward the neutral range due to recent volatility in the credit markets. In our view, these are prudent strategies in today's evolving fixed-income markets.

May 16, 2005

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Limited Term Income Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.23	$ 6.72	$ 6.72	$ 2.99
Ending value (after expenses)	$1,009.10	$1,006.60	$1,007.40	$1,010.30

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.26	$ 6.76	$ 6.76	$ 3.01
Ending value (after expenses)	$1,020.58	$1,018.10	$1,018.10	$1,021.82

† Expenses are equal to the fund's annualized expense ratio of .85% for Class A, 1.35% for Class B, 1.35% for Class C and .60% for Class R, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Principal
Bonds and Notes—116.3%	Amount [a]		Value ($)

Aerospace & Defense—.4%
Raytheon,
Notes, 5.375%, 2013	230,000		237,413
Asset-Backed Ctfs./Auto Loans—5.3%
Ford Credit Auto Owner Trust:
Ser. 2004-A, Cl. C, 4.19%, 2009	100,000		99,594
Ser. 2005-B, Cl. B, 4.64%, 2010	225,000		226,347
Honda Auto Receivables Owner Trust,
Ser. 2003-2, Cl. A3, 1.69%, 2007	65,396		65,018
Hyundai Auto Receivables Trust,
Ser. 2004-A, Cl. B, 3.46%, 2011	80,000		78,710
National City Auto Receivables Trust,
Ser. 2004-A, Cl. A3, 2.11%, 2008	140,000		138,063
Nissan Auto Receivables Owner Trust:
Ser. 2003-C, Cl. A4, 2.7%, 2007	350,000		346,015
Ser. 2004-A, Cl. A3, 2.01%, 2007	170,000		167,513
Ser. 2004-C, Cl. A3, 2.85%, 2007	60,000		59,295
USAA Auto Owner Trust:
Ser. 2004-1, Cl. A3, 2.06%, 2008	700,000		690,550
Ser. 2004-2, Cl. A4, 3.58%, 2011	255,000		252,435
Ser. 2004-3, Cl. A1, 2.337%, 2005	104,309		104,287
Volkswagen Auto Loan Enhanced Trust,
Ser. 2003-1, Cl. A3, 1.49%, 2007	148,347		147,152
WFS Financial Owner Trust:
Ser. 2004-3, Cl. B, 3.51%, 2012	140,365		138,772
Ser. 2004-4, Cl. C, 3.21%, 2012	235,000		232,697
Whole Auto Loan Trust,
Ser. 2003-1, Cl. A4, 2.58%, 2010	180,000		176,669
			2,923,117
Asset-Backed Ctfs./Credit Cards—.5%
Capital One Multi-Asset Execution Trust,
Ser. 2004-C1, Cl. C1, 3.4%, 2009	250,000		246,866
Asset-Backed Ctfs./Home Equity Loans—17.9%
ACE Securities:
Ser. 2005-HE1, Cl. A2A, 3.14%, 2035	472,500	[b]	472,816
Ser. 2005-HE2, Cl. A2A, 3.11%, 2035	343,338	[b]	343,537
Accredited Mortgage Loan Trust,
Ser. 2005-1, Cl. A2A, 3.12%, 2035	485,373	[b]	485,728

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Asset-Backed Ctfs./Home Equity Loans (continued)
Ameriquest Mortgage Securities:
Ser. 2003-8, Cl. AF3, 4.37%, 2033	65,000		64,991
Ser. 2003-11, Cl. AF6, 5.14%, 2034	55,000		55,511
Ser. 2005-R1, Cl. A3A, 3.12%, 2035	357,182	[b]	357,477
Bayview Financial Acquisition Trust,
Ser. 2005-B, Cl. 1A6, 5.208%, 2039	145,000		145,861
Bear Stearns Asset Backed Securities I:
Ser. 2005-HE2, Cl. 1A1, 3.13%, 2035	542,286	[b]	542,660
Ser. 2005-HE3, Cl. 1A1, 3.1%, 2035	447,325	[b]	447,553
CS First Boston Mortgage Securities,
Ser. 2005-FIX1, Cl. A5, 4.9%, 2035	290,000		289,685
Centex Home Equity,
Ser. 2004-A, Cl. AF2, 2.67%, 2021	200,000		199,440
Chec Loan Trust,
Ser. 2004-2, Cl. A1, 3.19%, 2025	132,858	[b]	132,945
Countrywide Asset-Backed Certificates:
Ser. 2004-14, Cl. A1, 3.16%, 2035	219,637	[b]	219,828
Ser. 2005-2, Cl. 2A1, 3.11%, 2035	535,502	[b]	535,812
Fremont Home Loan Trust,
Ser. 2005-1, Cl. 2A1, 3.12%, 2035	543,745	[b]	544,060
Merrill Lynch Mortgage Investors:
Ser. 2005-NC1, Cl. A2A, 3.13%, 2035	369,876	[b]	370,148
Ser. 2005-WMC1, Cl. A2A, 3.12%, 2035	442,888	[b]	443,217
Morgan Stanley ABS Capital I,
Ser. 2005-WMC2, Cl. A2A, 3.1%, 2035	465,745	[b]	466,015
Opteum Mortgage Acceptance,
Ser. 2005-1, Cl. A2, 3.16%, 2035	405,136	[b]	405,119
Park Place Securities,
Ser. 2005-WHQ1, Cl. A3A, 3.13% 2035	538,899	[b]	539,439
Residential Asset Mortgage Products:
Ser. 2003-RS9, Cl. MI1, 5.8%, 2033	105,000		106,406
Ser. 2004-RS8, Cl. AI2, 3.81%, 2026	120,000		119,591
Ser. 2004-RS9, Cl. AI2, 3.675%, 2026	90,000		89,458
Ser. 2004-RS12, Cl. AII1, 3.15%, 2027	243,674	[b]	243,916
Ser. 2005-RS2, Cl. AII1, 3.13%, 2035	516,079	[b]	516,503
Residential Asset Securities:
Ser. 2002-KS4, Cl. AIIB, 3.27%, 2032	490,563	[b]	491,845
Ser. 2004-KS10, Cl. AI1, 3.19%, 2013	138,916	[b]	139,033
Ser. 2005-EMX1, Cl. AI1, 3.12%, 2035	529,576	[b]	529,931

8

		Principal
Bonds and Notes (continued)		Amount [a]		Value ($)

Asset-Backed Ctfs./Home Equity Loans (continued)
Specialty Underwriting & Residential Finance,
Ser. 2004-BC4, Cl. A2A, 3.17%, 2035		366,340	[b]	366,639
Ser. 2005-BC1, Cl. A1A, 3.13%, 2035		167,271	[b]	167,368
				9,832,532
Asset-Backed Ctfs./Manufactured Housing—.4%
Green Tree Financial,
Ser. 1994-7, Cl. M1, 9.25%, 2020		200,000		216,313
Automotive—1.7%
DaimlerChrysler,
Notes, 7.3%, 2012		110,000		117,979
ERAC USA Finance,
Notes, 6.7%, 2034		160,000	[c]	180,924
Ford Motor,
Global Landmark Securities, 7.45%, 2031		55,000	[d]	45,311
Ford Motor Credit,
Global Landmark Securities, 7.25%, 2011		230,000	[d]	212,855
General Motors:
Debs., 8.375%, 2033		55,000	[d]	41,957
Notes, 8.375%, 2033	EUR	75,000 [d]		73,325
Nissan Motor Acceptance,
Notes, 4.625%, 2010		275,000	[c,d]	272,633
				944,984
Banking—3.5%
Bank of America,
Sub. Notes, 4.75%, 2013		220,000	[d]	220,154
Citigroup,
Sub. Notes, 5%, 2014		295,000		297,499
Glencore Funding,
Notes, 6%, 2014		180,000	[c]	170,781
J.P. Morgan Chase & Co.,
Sub. Notes, 5.125%, 2014		220,000		222,433
Jefferies,
Sr. Notes, 7.75%, 2012		250,000		286,265
Nordea Bank,
Bonds, 5.424%, 2049		130,000	[b,c]	131,653
SouthTrust,
Sub. Notes, 5.8%, 2014		100,000		106,168

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Banking (continued)
Wachovia,
Sub. Notes, 5.25%, 2014	75,000		76,954
Washington Mutual,
Sub. Notes, 4.625%, 2014	315,000		303,834
Zions Bancorp,
Sub. Notes, 6%, 2015	100,000		106,770
			1,922,511
Broadcasting & Media—.8%
Clear Channel Communications,
Sr. Notes, 7.65%, 2010	175,000		189,130
Comcast Cable Communications,
Sr. Notes, 6.75%, 2011	250,000		274,730
			463,860
Commercial Mortgage Pass-Through Ctfs.—7.0%
Bear Stearns Commercial Mortgage Securities:
Ser. 1999-WF2, Cl. A1, 6.8%, 2031	101,257		104,419
Ser. 2003-T12, Cl. A4, 4.68%, 2039	200,000		198,808
Ser. 2004-PWR5, Cl. A3, 4.565%, 2042	110,000		109,629
Ser. 2005-T18, Cl. A2, 4.556%, 2042	85,000		85,239
CS First Boston Mortgage Securities,
Ser. 2001-CF2, Cl. A4, 6.505%, 2034	200,000		218,254
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A, 6.127%, 2017	175,000	[c]	189,861
Capco America Securitization,
Ser. 1998-D7, Cl. A1B, 6.26%, 2030	700,000		741,790
DLJ Commercial Mortgage:
Ser. 1998-CF2, Cl. A1B, 6.24%, 2031	270,000		285,710
Ser. 1999-CG1, Cl. A1B, 6.46%, 2032	370,000		394,816
First Union-Lehman Brothers-Bank of America,
Ser. 1998-C2, Cl. A2, 6.56%, 2035	300,000		316,630
J.P. Morgan Commercial Mortgage Finance,
Ser. 2000-C10, Cl. A2, 7.371%, 2032	290,000		323,129
LB Commercial Conduit Mortgage Trust,
Ser. 1999-C1, Cl. B, 6.93%, 2031	150,000		163,554
Mach One Trust,
Ser. 2004-1A, Cl. A1, 3.89%, 2040	208,786	[c]	205,745
Morgan Stanley Capital I,
Ser. 1998-WFI, Cl. A2, 6.55%, 2030	500,587		525,871
			3,863,455

10

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Commercial Services—.3%
Aramark Services,
Sr. Notes, 6.375%, 2008	135,000	141,920
Drugs & Pharmaceuticals—.2%
Wyeth,
Notes, 5.5%, 2014	125,000	130,045
Entertainment & Media—.6%
Carnival,
Notes, 3.75%, 2007	140,000	138,391
News America,
Debs., 8.875%, 2023	150,000	195,744
		334,135
Financial Services—4.3%
Amvescap:
Notes, 5.375%, 2014	150,000	149,682
Sr. Notes, 5.9%, 2007	130,000	134,019
Boeing Capital,
Sr. Notes, 7.375%, 2010	175,000	199,285
Countrywide Home Loans,
Notes, 4.125%, 2009	175,000	171,483
Deluxe,
Notes, Ser. B, 3.5%, 2007	170,000	166,338
Fondo LatinoAmericano De Reservas,
Notes, 3%, 2006	145,000 [c]	143,681
General Electric Capital,
Notes, Ser. A, 6.75%, 2032	295,000	353,241
HSBC Finance,
Notes, 6.75%, 2011	265,000	293,605
International Lease Finance,
Notes, 4.75%, 2012	145,000	142,706
Merrill Lynch & Co.,
Notes, Ser. C, 5%, 2015	140,000 [d]	140,470
Morgan Stanley,
Sub. Notes, 4.75%, 2014	250,000	242,069
Pearson Dollar Finance,
Notes, 4.7%, 2009	200,000 [c]	200,206
		2,336,785
Food & Beverages—1.1%
H.J. Heinz,
Bonds, 6.189%, 2005	290,000 [b,c]	293,809

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Principal
Bonds and Notes (continued)		Amount [a]	Value ($)

Food & Beverages (continued)
Kroger,
Sr. Notes, 6.2%, 2012		200,000	214,088
Safeway,
Debs., 7.25%, 2031		100,000 [d]	110,711
			618,608
Foreign—3.1%
Australian Government,
Bonds, Ser. 121, 5.25%, 2010	AUD	800,000	622,642
Russian Federation:
Notes, 10%, 2007		485,000 [c]	539,563
Notes, 12.75%, 2028		130,000	222,739
United Mexican States,
Notes, Ser. A, 6.625%, 2015		290,000 [d]	307,835
			1,692,779
Industrial—1.1%
Oakmont Asset Trust,
Notes, 4.514%, 2008		155,000 [c]	154,818
Pitney Bowes,
Notes, 5%, 2015		135,000	136,514
R.R. Donnelley & Sons,
Notes, 4.95%, 2014		125,000	123,270
Republic Services,
Notes, 6.086%, 2035		35,000 [c]	36,526
Waste Management,
Sr. Notes, 7%, 2028		125,000	142,847
			593,975
Insurance—.8%
Assurant,
Sr. Notes, 6.75%, 2034		35,000	38,805
Cincinnati Financial,
Sr. Notes, 6.125%, 2034		85,000	89,564
Nationwide Mutual Insurance,
Notes, 8.25%, 2031		190,000 [c]	243,540
Prudential Financial,
Sr. Notes, 4.104%, 2006		45,000	45,294
			417,203

12

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Paper Products—.4%
Celulosa Arauco y Constitucion,
Notes, 5.625%, 2015	115,000 [c]	115,624
Westvaco,
Debs., 7.95%, 2031	70,000	88,935
		204,559
Pipelines—.5%
Buckeye Partners,
Notes, 5.3%, 2014	145,000	146,552
Enbridge Energy Partners,
Sr. Notes, 6.3%, 2034	130,000	137,341
		283,893
Real Estate Investment Trusts—2.7%
Arden Realty:
Notes, 5.2%, 2011	140,000	140,968
Notes, 5.25%, 2015	25,000	24,624
Boston Properties,
Sr. Notes, 6.25%, 2013	140,000	150,652
Duke Realty,
Sr. Notes, 5.25%, 2010	300,000	306,688
EOP Operating,
Bonds, 7.875%, 2031	250,000	307,830
ERP Operating,
Notes, 5.25%, 2014	60,000	60,306
Healthcare Realty Trust,
Sr. Notes, 5.125%, 2014	200,000	194,473
Mack-Cali Realty:
Notes, 5.05%, 2010	100,000	101,026
Notes, 5.125%, 2015	70,000	70,102
Simon Property,
Notes, 5.625%, 2014	135,000 [d]	138,384
		1,495,053
Residential Mortgage Pass-Through Ctfs.—3.1%
Banc of America Mortgage Securities,
Ser. 2004-F, Cl. 2A7, 4.173%, 2034	348,361 [b]	344,552
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5, 5.01%, 2035	115,000	115,091

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Residential Mortgage Pass-Through Ctfs. (continued)
Nomura Asset Acceptance:
Ser. 2005-AP1, Cl. 2A5, 4.855%, 2035	285,000		283,503
Ser. 2005-WF1, Cl. 2A5, 5.159%, 2035	105,000		106,263
Structured Adjustable Rate Mortgage Loan,
Ser. 2005-8XS, Cl. A1, 3.12%, 2035	411,892	[b]	411,892
Washington Mutual:
Ser. 2003-AR10, Cl. A6, 4.076%, 2033	125,000	[b]	123,971
Ser. 2004-AR7, Cl. A6, 3.954%, 2034	150,000	[b]	147,382
Ser. 2004-AR9, Cl. A7, 4.22%, 2034	195,000	[b]	193,600
			1,726,254
Retail—.1%
CVS,
Notes, 4%, 2009	60,000		59,112
State Government—.1%
State of Illinois,
Bonds, 5.1%, 2033	60,000		59,091
Telecommunications—5.4%
ALLTEL,
Notes, 4.656%, 2007	155,000		156,392
Cingular Wireless,
Sr. Notes, 7.125%, 2031	195,000		227,292
Deutsche Telekom International Finance,
Notes, 8.75%, 2030	180,000	[b]	241,924
France Telecom,
Notes, 8%, 2011	90,000	[b]	103,843
SBC Communications:
Bonds, 6.45%, 2034	190,000		205,442
Notes, 5.625%, 2016	85,000		88,248
Sprint Capital,
Notes, 8.75%, 2032	325,000		438,367
Verizon Global Funding,
Notes, 7.75%, 2030	245,000		305,810
Verizon Wireless Capital:
Notes, 2.93%, 2005	1,000,000	[b,c]	999,903
Notes, 5.375%, 2006	170,000		173,496
			2,940,717
Tobacco—.6%
Altria,
Notes, 7%, 2013	275,000		304,178

14

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Transportation—.1%
FedEx,
Notes, 3.5%, 2009	70,000	67,861
U.S. Government—9.3%
U.S. Treasury Bonds,
5.25%, 11/15/2028	1,150,000	1,254,753
U.S. Treasury Inflation Protected Securities:
3%, 7/15/2012	1,061,207 [d,e]	1,181,943
3.375%, 1/15/2007	907,770 [d,e]	953,647
U.S. Treasury Notes:
4.25%, 8/15/2013	535,000 [d]	539,473
5%, 2/15/2011	1,120,000 [d]	1,180,715
		5,110,531
U.S. Government Agencies—1.3%
Federal Farm Credit Bank,
2.375%, 10/2/2006	400,000	392,450
Federal Home Loan Mortgage Corp.,
Notes, 5.125%, 7/15/2012	300,000	313,146
		705,596
U.S. Government Agencies/Mortgage-Backed—40.9%
Federal Home Loan Mortgage Corp.:
4%, 10/1/2009	93,202	93,027
4.5%, 10/1/2009	158,536	159,576
5%, 6/1/2033	441,787	438,747
6%, 6/1/2012-2/1/2014	56,129	58,260
6.5%, 3/1/2011-9/1/2029	103,729	108,086
7%, 3/1/2012	32,949	34,637
7.5%, 12/1/2025-1/1/2031	67,915	73,062
8%, 10/1/2019-10/1/2030	38,135	41,327
8.5%, 7/1/2030	3,323	3,629
9%, 8/1/2030	4,869	5,407
Federal National Mortgage Association:
4%, 5/1/2010	268,125	264,939
4.5%, 6/1/2010-8/1/2018	1,012,969	1,006,096
5%	5,675,000 [f]	5,650,767
5%, 7/1/2011-9/1/2033	1,110,253	1,108,202
5.5%	5,300,000 [f]	5,384,304
5.5%, 12/1/2024-1/1/2034	1,693,234	1,712,257
6%	1,695,000 [f]	1,740,545
6%, 9/1/2013-5/1/2033	809,192	834,318
6.5%	100,000 [f]	104,000

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

U.S. Government Agencies/Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
7%, 7/1/2015-5/1/2031	65,907	69,688
7.5%, 3/1/2012-3/1/2031	84,201	89,590
8%, 5/1/2013-3/1/2031	44,600	48,250
Grantor Trust,
Ser. 2001-T11, Cl. B, 5.503%, 9/25/2011	210,000	222,513
Government National Mortgage Association I:
6%, 1/15/2029	70,661	73,067
6.5%, 9/15/2008-6/15/2029	115,709	121,355
7%, 8/15/2025-9/15/2031	93,193	98,969
7.5%, 12/15/2026-1/15/2031	36,241	38,965
8%, 1/15/2030-10/15/2030	36,685	39,780
8.5%, 4/15/2025-9/15/2030	14,400	15,873
9%, 10/15/2027	11,874	13,151
9.5%, 2/15/2025	12,163	13,554
Ser. 2003-64, Cl. A, 3.089%, 4/16/2024	136,321	134,423
Ser. 2004-9, Cl. A, 3.36%, 8/16/2022	250,423	243,633
Ser. 2004-23, Cl. B, 2.946%, 3/16/2019	250,000	240,811
Ser. 2004-25, Cl. AC, 3.377%, 1/16/2023	350,000	340,996
Ser. 2004-43, Cl. A, 2.822%, 12/16/2019	287,570	277,931
Ser. 2004-51, Cl. A, 4.145%, 2/16/2018	360,503	358,858
Ser. 2004-57, Cl. A, 3.022%, 1/16/2019	178,422	173,368
Ser. 2004-67, Cl. A, 3.648%, 9/16/2017	289,531	285,299
Ser. 2004-77, Cl. A, 3.402%, 3/16/2020	266,030	259,950
Ser. 2004-97, Cl. AB, 3.084%, 4/16/2022	256,164	247,824
Ser. 2005-09, Cl. A, 4.026%, 5/16/2022	124,633	123,430
Ser. 2005-12, Cl. A, 4.044%, 5/16/2021	99,676	98,931
		22,451,395
Utilities/Gas & Electric—2.8%
Alabama Power,
Sr. Notes, Ser. X, 3.125%, 2008	140,000	135,371
Consolidated Edison Company of New York,
Debs., Ser. 2002-B, 4.875%, 2013	200,000	201,873
Duke Energy ,
Sr. Notes, 5.625%, 2012	50,000	52,404
Niagara Mohawk Power,
First Mortgage Bonds, 7.75%, 2006	300,000	312,229

16

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Utilities/Gas & Electric (continued)
Ohio Power,
Sr. Notes, Ser, G, 6.6%, 2033	20,000	22,973
Pacific Gas & Electric,
First Mortgage Bonds, 6.05%, 2034	100,000	107,231
Peco Energy,
First Mortgage Bonds, 3.5%, 2008	135,000	132,424
Pepco,
Notes, 5.5%, 2007	285,000	291,258
Southern California Edison,
First Mortgage Bonds, 5%, 2014	70,000	70,991
Virginia Electric & Power,
Sr. Notes, 4.75%, 2013	215,000	213,904
		1,540,658
Total Bonds and Notes
(cost $63,806,279)		63,865,399

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options—.0%
U.S. Treasury Notes, 4%, 2/15/2015
May 2005 @ 96.9375	550,000	8,657
Put Options—.0%
U.S. Treasury Notes, 4%, 2/15/2015
June 2005 @ 95.328125	620,000	651
Total Options
(cost $14,358)		9,308

	Principal
Short-Term Investments—5.1%	Amount [a]	Value ($)

Agency Discount Notes;
Federal National Mortgage Association:
2.63%, 5/12/2005	1,740,000	1,738,601
3.03%, 5/12/2005	1,065,000	1,064,138
Total Short-Term Investments
(cost $2,802,739)		2,802,739

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—7.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $4,311,837)	4,311,837 [g]	4,311,837

Total Investments ($70,935,213)	129.2%	70,989,283
Liabilities, Less Cash and Receivables	(29.2%)	(16,051,493)
Net Assets	100.0%	54,937,790

[a] Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
EUR—Euro
[b] Variable rate security—interest rate subject to periodic change.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to $3,879,267 or 7.1% of net assets.
[d] All or a portion of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is $5,100,553 and the total market value of the collateral held by the fund is $5,263,759, consisting of cash collateral of $4,311,837 and U.S. Government and agency securities valued at $951,922.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] Purchased on a forward commitment basis.
[g] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government/Agency Securities	51.5	Foreign	3.1
Mortgage/Asset-Backed	34.2	State Government	.1
Corporate Bonds	27.4	Options/Swaps/Forward Currency
Short-Term/		Exchange Contracts	.0
Money Market Investments	12.9		129.2

† Based on net assets. See notes to financial statements.

18

STATEMENT OF OPTIONS WRITTEN April 30, 2005 (Unaudited)
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options;
U.S. Treasury Notes, 4%, 2/15/2015
May 2005 @ 98.484375
	1,100,000	7,183
Put Options;
U.S. Treasury Notes, 4%, 2/15/2015
June 2005 @ 93.53125	1,240,000	174
(Premiums received $14,358)		7,357

See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $5,100,553)—Note 1(c):
Unaffiliated issuers	66,623,376	66,677,446
Affiliated issuers	4,311,837	4,311,837
Cash		714,387
Receivable for investment securities sold		763,468
Interest receivable		400,138
Receivable for shares of Capital Stock subscribed		153,396
Unrealized appreciation on forward
currency exchange contracts—Note 4		3,349
Unrealized appreciation on swap contracts—Note 4		464
		73,024,485

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		45,276
Payable for investment securities purchased		13,663,139
Liability for securities on loan—Note 1(c)		4,311,837
Payable for shares of Capital Stock redeemed		57,432
Outstanding options written, at value (premiums
received $14,358)—See Statement of Options Written		7,357
Unrealized depreciation on forward
currency exchange contracts—Note 4		1,040
Unrealized depreciation on swap contracts—Note 4		614
		18,086,695

Net Assets ($)		54,937,790

Composition of Net Assets ($):
Paid-in capital		54,439,181
Accumulated distributions in excess of investment income—net		(31,851)
Accumulated net realized gain (loss) on investments		467,350
Accumulated net unrealized appreciation (depreciation) on investments,
foreign currency transactions, options transactions and swap transactions		63,110

Net Assets ($)		54,937,790

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	19,843,684	14,447,539	8,524,656	12,121,911
Shares Outstanding	1,747,610	1,268,491	759,073	1,067,726

Net Asset Value Per Share ($)	11.35	11.39	11.23	11.35

See notes to financial statements.

20

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Interest	1,147,580
Income from securities lending	1,686
Total Income	1,149,266
Expenses:
Management fee—Note 3(a)	168,997
Distribution and service fees—Note 3(b)	116,074
Loan commitment fees—Note 2	275
Total Expenses	285,346
Investment Income—Net	863,920

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	451,051
Net realized gain (loss) on forward currency exchange contracts	45,986
Net Realized Gain (Loss)	497,037
Net unrealized appreciation (depreciation) on investments, foreign
currency transactions, options transactions and swap transactions	(877,821)
Net Realized and Unrealized Gain (Loss) on Investments	(380,784)
Net Increase in Net Assets Resulting from Operations	483,136

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net	863,920	2,065,525
Net realized gain (loss) on investments	497,037	712,481
Net unrealized appreciation
(depreciation) on investments	(877,821)	97,509
Net Increase (Decrease) in Net Assets
Resulting from Operations	483,136	2,875,515

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(321,833)	(711,730)
Class B shares	(221,238)	(614,499)
Class C shares	(127,383)	(319,832)
Class R shares	(225,317)	(502,819)
Net realized gain on investments:
Class A shares	(222,110)	(16,325)
Class B shares	(189,155)	(17,993)
Class C shares	(108,849)	(8,692)
Class R shares	(151,727)	(10,781)
Total Dividends	(1,567,612)	(2,202,671)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	3,516,418	8,190,208
Class B shares	708,100	2,388,335
Class C shares	798,864	2,895,250
Class R shares	130,695	749,859

22

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	306,870	401,442
Class B shares	272,290	369,962
Class C shares	165,887	211,766
Class R shares	220,423	300,338
Cost of shares redeemed:
Class A shares	(2,915,183)	(9,666,106)
Class B shares	(3,444,838)	(10,632,969)
Class C shares	(2,104,032)	(4,475,397)
Class R shares	(1,192,391)	(2,715,197)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(3,536,897)	(11,982,509)
Total Increase (Decrease) in Net Assets	(4,621,373)	(11,309,665)

Net Assets ($):
Beginning of Period	59,559,163	70,868,828
End of Period	54,937,790	59,559,163
Undistributed (distributions in excess of)
investment income—net	(31,851)	—

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Capital Share Transactions:
Class A [a]
Shares sold	308,448	714,540
Shares issued for dividends reinvested	26,963	35,025
Shares redeemed	(255,427)	(845,846)
Net Increase (Decrease) in Shares Outstanding	79,984	(96,281)

Class B [a]
Shares sold	62,323	209,271
Shares issued for dividends reinvested	23,852	32,168
Shares redeemed	(301,813)	(925,209)
Net Increase (Decrease) in Shares Outstanding	(215,638)	(683,770)

Class C
Shares sold	70,991	255,318
Shares issued for dividends reinvested	14,737	18,675
Shares redeemed	(186,252)	(395,804)
Net Increase (Decrease) in Shares Outstanding	(100,524)	(121,811)

Class R
Shares sold	11,480	65,211
Shares issued for dividends reinvested	19,369	26,203
Shares redeemed	(104,449)	(236,382)
Net Increase (Decrease) in Shares Outstanding	(73,600)	(144,968)

[a]	During the period ended April 30, 2005, 113,135 Class B shares representing $1,290,027 were automatically converted to 113,481 Class A shares and during the period ended October 31, 2004, 224,140 Class B shares representing $2,572,732 were automatically converted to 224,845 Class A shares.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31,
2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
4.43% to 4.44%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2005 and
October 31, 2004 were 104.96% and 144.28%, respectively.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

[a] As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31,
2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
3.91% to 3.93%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2005 and
October 31, 2004 were 104.96% and 144.28%, respectively.

See notes to financial statements.

26

[a] As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31,
2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
3.88% to 3.90%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.
[g] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2005 and
October 31, 2004 were 104.96% and 144.28%, respectively.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2005			Year Ended October 31,

Class R Shares	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	11.57	11.44	11.44	11.46	10.64	10.61
Investment Operations:
Investment income—net	.20[b]	.41[b]	.39[b]	.54[b]	.63	.64
Net realized and unrealized
gain (loss) on investments	(.09)	.15	.02	(.03)	.82	.03
Total from Investment Operations	.11	.56	.41	.51	1.45	.67
Distributions:
Dividends from
investment income—net	(.20)	(.42)	(.41)	(.53)	(.63)	(.64)
Dividends from net realized
gain on investments	(.13)	(.01)	—	—	—	—
Total Distributions	(.33)	(.43)	(.41)	(.53)	(.63)	(.64)
Net asset value, end of period	11.35	11.57	11.44	11.44	11.46	10.64

Total Return (%)	1.03[c]	5.02	3.61	4.70	14.02	6.59

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.60[d]	.60	.60	.60	.60	.60
Ratio of net investment income
to average net assets	3.48[d]	3.57	3.37	4.80	5.77	6.12
Portfolio Turnover Rate	192.64[c,e] 202.27[e]		173.68	136.77	65.05	72.30

Net Assets, end of period
($ x 1,000)	12,122	13,203	14,711	21,796	24,322	40,492

[a]	As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31,
2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from
4.79% to 4.80%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
[e]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2005 and
October 31, 2004 were 104.96% and 144.28%, respectively.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than ten years. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class),

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts), are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer

30

or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Swap transactions are valued daily based upon future cash flows and other factors, such as interest rates and underlying securities. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

32

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31,2004 was as follows:ordinary income $2,148,880 and long-term capital gains $53,791. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a por-

34

tion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2005, the Distributor retained $11,418 from commissions earned on sales of the fund's Class A shares and $37,777 and $866 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2005, Class A, Class B and Class C shares were charged $24,037, $38,934 and $22,424, respectively, pursuant to their respective Plans. During the period ended April 30, 2005, Class B and Class C shares were charged $19,467 and $11,212, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $27,123, Rule 12b-1 distribution plan fees $13,449 and service plan fees $4,704.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options transactions, forward currency exchange contracts and swap transactions during the period ended April 30, 2005, amounted to $122,631,438 and $116,482,620, respectively, of which $52,884,296 in purchases and $53,015,388 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The following summarizes the fund's call/put options written for the period ended April 30, 2005:

	Face Amount		Options Terminated

	Covered by	Premiums	Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)

Contracts outstanding
October 31, 2004	—	—
Contracts written	2,340,000	14,358
Contracts outstanding
April 30, 2005	2,340,000	14,358

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

36

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2005:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)

Sales:
Australian Dollar,
expiring 6/15/2005	800,000	621,440	622,480	(1,040)
Euro, expiring
6/15/2005	90,000	119,251	115,902	3,349
Total				2,309

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay or receive a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credits protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the fund at April 30, 2005:

38

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At April 30, 2005, accumulated net unrealized appreciation on investments was $54,070, consisting of $498,256 gross unrealized appreciation and $444,186 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

40

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and discussed the results of the comparisons. The Board

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

members took into consideration the fund's generally competitive total return performance for the one-, three-, five- and ten-year periods, as well as its slightly improved comparison group and Lipper category rankings for total return performance for the one-year period. They also took into consideration that the fund's income rankings were below the comparison group and Lipper category averages for the one-, three-, five- and ten-year periods.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category. Noting the fund's "unitary fee" structure, they took into consideration that the fund's expense ratio was slightly below than the comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts, with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund.The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board members concluded that the Similar Funds had advisory fees and expense ratios that were both higher and lower than the fund's management fee and expense ratio and the Separate Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that certain Similar Accounts have lower fees as a result of historical pricing arrangements.The Board members considered the relevance of the fee information provided for the Separate Accounts to

42

evaluate the appropriateness and reasonableness of the fund's management fee.The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

The Fund 43

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE F U N D ' S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )
  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund's performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

44

For More	Information

Dreyfus Premier	Transfer Agent &
Limited Term	Dividend Disbursing Agent
Income Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0345SA0405

Dreyfus Premier
Midcap Stock Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Midcap Stock Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Midcap Stock Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

The six-month reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund produced total returns of 3.14% for Class A shares, 2.73% for Class B shares, 2.73% for Class C shares, 3.25% for Class R shares and 3.02% for Class T shares.1 This compares with the fund's benchmark, the Standard & Poor's MidCap 400 Index ("S&P 400 Index"), which produced a total return of 5.68% for the same period.2

We attribute these results to a favorable environment for most market sectors. Stocks rose on the strength of U.S. and global economic growth, which led to good corporate earnings reports and a positive business outlook for a wide variety of companies.The fund produced lower returns than its benchmark, due primarily to disappointing returns from several individual business and financial services holdings.

What is the fund's investment approach?

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midsize companies.

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies, which are chosen through a disciplined investment process that combines computer-modeling techniques, fundamental analysis and risk management.

The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 400 Index.

In selecting securities, Dreyfus uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including: value, or how a stock is priced relative to its perceived intrinsic worth;growth,in this case the sustainability or growth of earnings;and financial profile, which measures the financial health of the company.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

High oil and gas prices drove energy stocks sharply higher.The fund derived even greater gains from its energy holdings than the benchmark, primarily due to investments in companies, such as Tesoro Corp., that benefited from limited U.S. refinery capacity.The fund also owned some individual securities within the health care sector that produced relatively good results. Investments in medical services providers, such as Coventry Health Care and PacifiCare Health Systems, rose as a result of favorable business conditions and a healthy pricing environment. Two holdings in other sectors contributed significantly to the fund's positive returns as well. The Ryland Group, a homebuilding and mortgage finance company, was bolstered by persistently low long-term interest rates and a continuation of the national home building boom. Whole Foods Market, the nation's largest chain of natural and organic supermarkets, continued its successful program of geographic expansion.

On the other hand, several of the fund's holdings among companies providing various business services suffered notable declines. For example, shares of information management solutions provider Acxiom Corp. slid when the company released a disappointing earnings report. However, other holdings lost ground despite meeting earnings expectations. Concerned that economic growth might wane, investors evidently questioned the future business prospects of financial data provider FactSet Research Systems and employment services providers Manpower and Robert Half International. One additional holding, Puerto Rico-based savings and loan Doral Financial, further detracted from the fund's returns due to concerns regarding rising interest rates and questions regarding the value of some company assets.These developments led the fund to sell its position in the company during the reporting period.

4

What is the fund's current strategy?

In the wake of the recent appreciation-based expansion of the fund's energy holdings, we have trimmed exposure to the energy area to maintain a roughly sector-neutral position.While the fund's exposure to other sectors remains generally in line with the benchmark, we have emphasized or de-emphasized certain industries within those sectors to reflect our analysis of the current investment environment. For example, we have reduced the fund's exposure to automobile manufacturers in response to recent turmoil in the industry. In the health care area, we have focused on companies with technological advantages over those with a distribution-dependent business profile. Finally, within all sectors, we are seeking to invest in individual companies that, in our judgment, are likely to meet or exceed earnings forecasts and achieve expected levels of growth.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize-company segment of the U.S. market.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Midcap Stock Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.80	$ 10.56	$ 10.56	$ 5.54	$ 8.05
Ending value (after expenses)	$1,031.40	$1,027.30	$1,027.30	$1,032.50	$1,030.20

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.76	$ 10.49	$ 10.49	$ 5.51	$ 8.00
Ending value (after expenses)	$1,018.10	$1,014.38	$1,014.38	$1,019.34	$1,016.86

† Expenses are equal to the fund's annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, 1.10% for Class R and 1.60% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
Common Stocks—100.1%	Shares	Value ($)

Consumer Cyclical—15.6%
Abercrombie & Fitch, Cl. A	28,400	1,532,180
Aeropostale	33,600 [a]	938,448
American Eagle Outfitters	41,400	1,085,508
Applebee's International	45,500	1,127,490
Autoliv	20,400	902,700
Bandag	21,400	929,616
Barnes & Noble	31,100 [a]	1,107,160
CDW	36,600	2,001,654
CEC Entertainment	25,200 [a]	912,240
Choice Hotels International	15,300	925,956
Claire's Stores	50,550	1,103,001
Coach	36,600 [a]	980,880
Coldwater Creek	49,200 [a]	822,624
Foot Locker	29,300	781,138
HNI	18,400	932,144
Harman International Industries	16,000	1,257,280
Hibbett Sporting Goods	17,000 [a]	458,490
Michaels Stores	48,000	1,593,600
Pacific Sunwear of California	34,100 [a]	771,001
Penn National Gaming	34,400 [a]	1,083,600
Polaris Industries	15,050	866,278
Sonic	23,800 [a]	762,552
Toro	18,800	776,816
V.F.	22,300	1,261,957
Whole Foods Market	23,800	2,373,336
		27,287,649
Consumer Staples—3.5%
Estee Lauder Cos., Cl. A	19,300	741,313
Fresh Del Monte Produce	34,450	995,605
Hormel Foods	61,600	1,918,224
SUPERVALU	17,400	549,144
Sensient Technologies	33,050	661,330
Tyson Foods, Cl. A	76,500	1,292,085
		6,157,701

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy Related—9.3%
Energen	19,650	1,217,318
Grant Prideco	43,100 [a]	954,665
Houston Exploration	22,000 [a]	1,120,680
Hydril	19,950 [a]	1,049,370
National-Oilwell Varco	17,100 [a]	679,554
Newfield Exploration	18,650 [a]	1,324,709
Oceaneering International	23,300 [a]	764,473
Plains Exploration & Production	36,400 [a]	1,171,352
Pogo Producing	26,900	1,210,769
Questar	21,850	1,276,040
Sunoco	12,650	1,255,639
Tesoro	33,700 [a]	1,278,578
Todco, Cl. A	48,100 [a]	1,070,225
Weatherford International	38,500 [a]	2,007,775
		16,381,147
Health Care—12.5%
Apria Healthcare Group	37,725 [a]	1,135,523
Barr Pharmaceuticals	14,400 [a]	746,784
Bausch & Lomb	13,400	1,005,000
Cephalon	20,200 [a]	886,780
Charles River Laboratories International	22,500 [a]	1,065,825
Coventry Health Care	35,800 [a]	2,449,794
Diagnostic Products	18,150	880,275
Endo Pharmaceuticals Holdings	26,000 [a]	516,100
First Horizon Pharmaceutical	34,200 [a]	619,362
Haemonetics	25,500 [a]	1,090,635
Health Net	48,650 [a]	1,655,559
Millipore	21,850 [a]	1,053,607
PacifiCare Health Systems	34,200 [a]	2,043,792
PerkinElmer	33,500	619,750
Respironics	14,900 [a]	941,531
Sybron Dental Specialties	24,600 [a]	916,350

8

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Thermo Electron	40,700 [a]	1,016,686
United Therapeutics	11,700 [a]	561,483
Varian Medical Systems	51,450 [a]	1,735,923
WellChoice	16,000 [a]	899,200
		21,839,959
Interest Sensitive—17.7%
AMB Property	21,800	849,982
Allmerica Financial	25,500 [a]	856,035
American Financial Group	50,600	1,573,154
AmeriCredit	48,900 [a]	1,144,260
Ameritrade Holding	72,100 [a]	755,608
Apollo Investment	48,600	770,796
Associated Banc-Corp	33,100	1,023,452
Bank of Hawaii	33,750	1,598,063
BlackRock, Cl. A	11,100	832,056
Catellus Development	33,000	914,100
Chicago Mercantile Exchange	2,700	527,904
Colonial BancGroup	63,700	1,405,222
Dime Bancorp (Warrants)	68,300 [a]	9,562
Edwards (A.G.)	31,300	1,242,923
First American	44,300	1,585,940
First Marblehead	11,300 [a]	435,389
Investors Financial Services	30,000	1,258,500
La Quinta	88,500 [a]	769,950
Lincoln National	26,200	1,178,214
National Financial Partners	23,300	890,992
New Century Financial	18,950	861,277
New York Community Bancorp	45,733	809,474
Providian Financial	44,400 [a]	740,148
Regency Centers	17,900	942,435
Silicon Valley Bancshares	27,100 [a]	1,284,540
State Auto Financial	30,100	819,924

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
Texas Regional Bancshares, Cl. A	53,600	1,493,832
Unitrin	24,000	1,092,000
Webster Financial	22,400	1,018,080
Weingarten Realty Investors	37,500	1,350,375
Zenith National Insurance	18,500	1,063,935
		31,098,122
Producer Goods & Services—15.1%
Bemis	41,500	1,143,740
Cabot	31,400	959,270
Cooper Industries, Cl. A	14,900	948,534
Crane	26,850	687,360
D.R. Horton	23,400	713,700
Eagle Materials	9,500	714,875
Energizer Holdings	21,700 [a]	1,236,249
Florida Rock Industries	10,900	633,072
Harsco	20,500	1,099,825
Hunt (J.B.) Transport Services	42,300	1,653,507
Lennar, Cl. A	43,050	2,215,784
Lubrizol	38,200	1,481,014
Lyondell Chemical	41,600	1,043,744
Nucor	18,400	940,240
Overnite	25,800	773,484
Overseas Shipholding Group	25,100	1,416,393
Rockwell Automation	16,600	767,418
Ryland Group	28,500	1,749,900
Sherwin-Williams	18,450	822,316
Sigma-Aldrich	15,850	926,115
Silgan Holdings	11,600	709,688
Stanley Works	25,600	1,101,568
Teledyne Technologies	25,400 [a]	772,668
Timken	40,800	1,013,472
W.W. Grainger	17,900	989,691
		26,513,627

10

Common Stocks (continued)	Shares	Value ($)

Services—10.3%
Acxiom	53,500	1,016,500
Catalina Marketing	29,700	690,525
Cognizant Technology Solutions, Cl. A	44,800 [a]	1,882,048
Copart	54,700 [a]	1,185,896
Cox Radio, Cl. A	40,550 [a]	637,446
Equifax	30,600	1,029,690
FactSet Research Systems	41,300	1,146,488
Gemstar-TV Guide International	129,600 [a]	498,960
Getty Images	13,600 [a]	973,080
ITT Educational Services	23,550 [a]	1,082,829
Manpower	31,700	1,222,035
NAVTEQ	12,000	437,040
ProQuest	17,200 [a]	557,968
Republic Services	57,100	1,975,660
Robert Half International	38,500	955,570
Rollins	24,300	479,682
Washington Post, Cl. B	2,600	2,247,050
		18,018,467
Technology—10.9%
Altera	33,050 [a]	685,127
Amphenol, Cl. A	35,700	1,408,008
Arrow Electronics	30,700 [a]	747,238
Autodesk	34,300	1,091,769
Cabot Microelectronics	30,600 [a]	880,974
CheckFree	28,600 [a]	1,049,048
Citrix Systems	39,650 [a]	892,125
Harris	63,700	1,796,340
Imation	24,000	836,880
Lam Research	31,000 [a]	795,150
Microchip Technology	29,700	845,856
National Semiconductor	38,500	734,580
Novell	126,500 [a]	747,615
Qlogic	24,900 [a]	827,676

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
SanDisk	32,500 [a]	770,250
Storage Technology	51,050 [a]	1,419,190
Sybase	42,700 [a]	808,311
Tech Data	28,800 [a]	1,052,064
Transaction Systems Architects	38,800 [a]	804,324
Varian Semiconductor Equipment Associates	23,600 [a]	880,044
		19,072,569
Utilities—5.2%
Alliant Energy	55,350	1,457,919
CenturyTel	36,100	1,107,909
Great Plains Energy	44,800	1,369,984
OGE Energy	54,200	1,495,920
Pinnacle West Capital	10,400	435,760
SCANA	43,150	1,675,946
WPS Resources	29,950	1,579,264
		9,122,702

Total Investments (cost $155,217,795)	100.1%	175,491,943
Liabilities, Less Cash and Receivables	(.1%)	(147,002)
Net Assets	100.0%	175,344,941

a Non-income producing.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	17.7	Services	10.3
Consumer Cyclical	15.6	Energy Related	9.3
Producer Goods & Services	15.1	Utilities	5.2
Health Care	12.5	Consumer Staples	3.5
Technology	10.9		100.1

† Based on net assets. See notes to financial statements

12

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	155,217,795	175,491,943
Cash		137,443
Receivable for investment securities sold		7,326,660
Receivable for shares of Capital Stock subscribed		150,177
Dividends		96,931
		183,203,154

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		225,897
Payable for investment securities purchased		7,412,728
Payable for shares of Capital Stock redeemed		219,150
Loan commitment fees payable		438
		7,858,213

Net Assets ($)		175,344,941

Composition of Net Assets ($):
Paid-in capital		126,675,061
Accumulated investment (loss)—net		(304,752)
Accumulated net realized gain (loss) on investments		28,700,484
Accumulated net unrealized appreciation
(depreciation) on investments		20,274,148

Net Assets ($)		175,344,941

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	89,382,425	36,074,910	15,302,357	33,019,423	1,565,826
Shares Outstanding	4,893,559	2,100,233	889,313	1,770,920	87,050

Net Asset Value
Per Share ($)	18.27	17.18	17.21	18.65	17.99

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $1,271 foreign taxes withheld at source):
Unaffiliated issuers	1,369,159
Affiliated issuers	7,712
Income on securities lending	6,306
Total Income	1,383,177
Expenses:
Management fee—Note 3(a)	1,236,067
Distribution and service plan fees—Note 3(b)	449,293
Interest expense—Note 2	2,556
Loan commitment fees—Note 2	1,394
Total Expenses	1,689,310
Investment (Loss)—Net	(306,133)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	28,804,090
Net unrealized appreciation (depreciation) on investments	(16,079,516)
Net Realized and Unrealized Gain (Loss) on Investments	12,724,574
Net Increase in Net Assets Resulting from Operations	12,418,441

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment (loss)—net	(306,133)	(812,560)
Net realized gain (loss) on investments	28,804,090	36,810,135
Net unrealized appreciation
(depreciation) on investments	(16,079,516)	(15,814,013)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,418,441	20,183,562

Dividends to Shareholders from
net realized gain on investments ($):
Class A shares	(2,444,137)	—
Class B shares	(752,921)	—
Class C shares	(306,980)	—
Class R shares	(688,496)	—
Class T shares	(28,405)	—
Total Dividends	(4,220,939)	—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	14,165,886	56,193,672
Class B shares	1,320,324	3,658,021
Class C shares	1,339,834	2,562,830
Class R shares	1,994,111	8,758,567
Class T shares	359,519	932,981
Dividends reinvested:
Class A shares	2,298,895	—
Class B shares	683,221	—
Class C shares	214,569	—
Class R shares	627,042	—
Class T shares	28,207	—
Cost of shares redeemed:
Class A shares	(91,105,664)	(57,453,703)
Class B shares	(7,258,978)	(17,127,091)
Class C shares	(2,479,154)	(3,802,293)
Class R shares	(9,693,991)	(32,606,811)
Class T shares	(410,465)	(965,386)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(87,916,644)	(39,849,213)
Total Increase (Decrease) in Net Assets	(79,719,142)	(19,665,651)

Net Assets ($):
Beginning of Period	255,064,083	274,729,734
End of Period	175,344,941	255,064,083

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Capital Share Transactions:
Class A [a]
Shares sold	746,464	3,211,337
Shares issued for dividends reinvested	122,022	—
Shares redeemed	(4,714,312)	(3,284,588)
Net Increase (Decrease) in Shares Outstanding	(3,845,826)	(73,251)

Class B [a]
Shares sold	72,008	218,577
Shares issued for dividends reinvested	38,470	—
Shares redeemed	(404,102)	(1,030,451)
Net Increase (Decrease) in Shares Outstanding	(293,624)	(811,874)

Class C
Shares sold	74,800	154,672
Shares issued for dividends reinvested	12,054	—
Shares redeemed	(137,960)	(230,764)
Net Increase (Decrease) in Shares Outstanding	(51,106)	(76,092)

Class R
Shares sold	102,423	491,604
Shares issued for dividends reinvested	32,642	—
Shares redeemed	(499,005)	(1,852,057)
Net Increase (Decrease) in Shares Outstanding	(363,940)	(1,360,453)

Class T
Shares sold	19,148	54,433
Shares issued for dividends reinvested	1,519	—
Shares redeemed	(21,945)	(56,275)
Net Increase (Decrease) in Shares Outstanding	(1,278)	(1,842)

[a]	During the period ended April 30, 2005, 218,084 Class B shares representing $3,909,057 were automatically converted to 205,536 Class A shares and during the period ended October 31, 2004, 538,483 Class B shares representing $8,971,983 were automatically converted to 510,118 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

18

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Not annualized.
See notes to financial statements.

20

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to seek capital appreciation.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

24

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2005, was approximately $185,000, with a related weighted average annualized interest rate of 2.78% .

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Management Fee And Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors,that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

26

During the period ended April 30, 2005, the Distributor retained $9,527 and $3,751 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $28,655 and $364 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2005, Class A, Class B, Class C and Class T shares were charged $161,493, $150,086, $62,701 and $2,042, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $50,029, $20,900 and $2,042, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $162,902, Rule 12b-1 distribution plans fees $51,797 and shareholder services plan fees $11,198.

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund's securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $93,272,612 and $186,114,881, respectively.

At April 30, 2005, accumulated net unrealized appreciation on investments was $20,274,148, consisting of $26,826,682 gross unrealized appreciation and $6,552,534 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The

28

Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and discussed the results of the comparisons. The

30

Board members took into consideration that the fund's total return performance was higher than the fund's comparison group and Lipper category average for the five- and ten-year periods, higher than the fund's comparison group average for the three-year period, lower than the Lipper category average for the three-year period, and below the comparison group and Lipper category averages for the one-year period.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category.They took into consideration that the fund's expense ratio was generally in line with the comparison group average and was below the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") with similar investment objectives, policies and strategies as the fund and explained the nature of each Similar Fund and the differences, from the Manager's perspective, in managing and providing other services to the Similar Funds as compared to management of the fund.The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Funds through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board members concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's management fee. The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the management and other services provided.The Board noted that there were no separate accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager's soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was generally satisfied with the fund's performance.

32

  The Board concluded that the fee paid to the Manager by thefund was reasonable in light of comparative performance andexpense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that materialeconomies of scale had not been shared with the fund, the Boardwould seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

For More Information

Dreyfus Premier	Transfer Agent &
Midcap Stock Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Dreyfus Premier
Small	Cap
Value	Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
32	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Small Cap Value Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Cap Value Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Ronald P. Gala and Adam T. Logan.

The six-month reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Ronald P. Gala and Adam T. Logan, Portfolio Managers

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund's Class A, B, C, R and T shares produced total returns of 2.42%,1.98%,2.03%,2.55% and 2.28%, respectively.1 In comparison, the fund's benchmark, the Russell 2000 Value Index (the "Index"), produced a total return of 1.52% ..2

In a reversal of the prevailing trend of the previous several years, small-cap value stocks generally lagged other segments of the stock market during the reporting period, particularly after January 2005, when investors became more risk averse during the sharp run-up in energy prices.The fund produced higher returns than its benchmark, primarily due to the success of our stock selection strategy among health care services companies and real estate investment trusts (REITs).

On a separate note, Ronald P. Gala and Adam T. Logan became the fund's primary portfolio managers in April 2005.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small U.S. com-panies.We use a disciplined process that combines computer modeling techniques, fundamental analysis and risk management to select undervalued stocks for the fund.

In selecting securities, we use disciplined valuation models to identify undervalued stocks. Undervalued stocks are normally characterized by relatively low price-to-earnings and low price-to-book ratios.The models help analyze how a stock is priced relative to its perceived intrinsic value.

Next, based on fundamental analysis, we generally select the most attractive securities, drawing on a variety of sources, including internal and Wall Street research.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Then the fund is constructed with a commitment to diversification, so that its sector weightings and risk characteristics are generally similar to those of the Index.

What other factors influenced the fund's performance?

Stocks generally rallied strongly during the first half of the reporting period as a degree of uncertainty was lifted from the financial markets after the U.S. presidential election. However, the reporting period's second half was characterized by rising oil prices and inflation fears, and stocks mostly languished. As investors grew more cautious, small-cap stocks generally lagged their large-cap counterparts for the first extended period in several years.

In this changing market environment, the fund enjoyed strong contributions to its performance from health care services stocks, which historically have been relatively insensitive to the vagaries of the economy. The fund's top performer for the reporting period was specialty drug distributor Accredo Health, which received a buyout offer from Medco Health Solutions at a significant premium. Kindred Healthcare, which operates nursing homes, institutional pharmacies and rehabilitation centers, gained value on the strength of recently positive earnings reports.

The food and beverage industry, which is widely considered to be a classic value-oriented segment of the market, performed well during the reporting period. More specifically, poultry processor Pilgrim's Pride solidified its lead in market share, while Chiquita Brands International, an international marketer and distributor of bananas and other fresh produce, reported sales volumes and pricing that exceeded analysts' expectations.

Surprisingly, real estate and mortgage-related stocks were among the fund's strongest areas of investment. Real estate stocks historically have suffered when interest rates rise because borrowing is an important element in purchasing property. However, a number of REITs performed well during the reporting period, either because of strength in specific niche markets or because the securities were attractively priced when purchased. For example, MeriStar Hospitality, which focuses on

4

high-end hotels, benefited from strong occupancy and pricing trends. Meanwhile,American Home Mortgage Investment posted solid earnings after investors began to shun the REIT when the Federal Reserve Board began raising short-term interest rates in mid-2004. We purchased the REIT at an attractive price, and the shares performed well as mortgage rates stayed relatively low.

The fund matched the benchmark's strong performance in the energy sector as oil and gas prices surged. However, relatively weak areas for the fund included companies highly dependent on energy, particularly the chemical industry. In addition, metals and mining companies proved to be volatile as investors reacted to changing expectations of demand for raw materials from China and other emerging economies. Finally, technology stocks generally remained depressed during the reporting period amid lackluster customer demand.

What is the fund's current strategy?

We have continued to find opportunities in the health care services and energy sectors, and technology stocks have become increasingly attractive to us. Indeed, we recently have identified a number of technology companies whose shares are valued at little more than the amount of cash sitting on their balance sheets.

In addition, we remain committed to broad diversification across most industry groups. As of April 30, 2005, the fund held more than 224 stocks. In our view, diversification is particularly important given recent volatility and changing leadership in today's stock market.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Cap Value Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.53	$ 11.27	$ 11.27	$ 6.28	$ 8.78
Ending value (after expenses)	$1,024.20	$1,019.80	$1,020.30	$1,025.50	$1,022.80

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.50	$ 11.23	$ 11.23	$ 6.26	$ 8.75
Ending value (after expenses)	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

† Expenses are equal to the fund's annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.25% for Class R and 1.75% for Class T; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
Common Stocks—97.0%	Shares	Value ($)

Consumer Cyclical—9.2%
Arctic Cat	72,000	1,704,960
Aztar	67,000 [a]	1,829,770
Career Education	48,000	1,509,120
Cato, Cl. A	78,000	2,004,600
Claire's Stores	115,000	2,509,300
Commercial Vehicle Group	67,000 [a]	1,291,760
Deckers Outdoor	80,000 [a,b]	1,685,600
Goody's Family Clothing	117,000	965,250
K-Swiss Cl. A	61,000	1,830,000
K2	157,000 [a]	1,997,040
Landry's Restaurants	100,000	2,600,000
MSC Industrial Direct, Cl. A	95,000	2,552,650
Marvel Enterprises	95,000 [a]	1,862,000
NBTY	108,000 [a]	2,302,560
Pacific Sunwear of California	58,000 [a]	1,311,380
RARE Hospitality International	60,000 [a]	1,669,200
Ruby Tuesday	129,000	2,902,500
School Specialty	48,000 [a]	1,781,280
Sonic Automotive	63,000	1,239,210
Tempur-Pedic International	95,000 [a,b]	1,813,550
Too	79,000 [a]	1,817,790
Wabash National	80,000	2,040,000
Water Pik Technologies	65,000 [a]	1,223,300
		42,442,820
Consumer Staples—2.7%
Chiquita Brands International	69,000	1,728,450
Flowers Foods	52,000	1,499,680
Lance	139,000	2,290,720
Nash Finch	53,000	1,874,610
Pilgrim's Pride	82,000 [b]	2,959,380
Ralcorp Holdings	58,900	2,333,618
		12,686,458
Energy—10.1%
Atmos Energy	125,000	3,287,500
Cimarex Energy	48,000 [a,b]	1,704,000
Cooper Cameron	37,000 [a]	2,032,780

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Dril-Quip	46,000 [a]	1,340,900
Edge Petroleum	190,000 [a]	2,662,850
Grant Prideco	79,000 [a,b]	1,749,850
Harvest Natural Resources	155,000 [a]	1,672,450
Houston Exploration	31,000 [a]	1,579,140
Key Energy Services	106,000 [a]	1,192,500
National Fuel Gas	68,000	1,851,640
New Jersey Resources	69,500	3,013,520
Piedmont Natural Gas	142,000	3,258,900
Plains Exploration & Production	108,000 [a]	3,475,440
Pogo Producing	56,200 [b]	2,529,562
Remington Oil & Gas	80,000 [a]	2,333,600
Rowan Cos.	58,000 [b]	1,538,740
St. Mary Land & Exploration	66,000 [b]	1,432,200
Southern Union	88,000 [a]	2,106,720
Spinnaker Exploration	35,500 [a]	1,136,355
Tesoro	83,500 [a]	3,167,990
Todco, Cl. A	54,000 [a]	1,201,500
Universal Compression Holdings	72,000 [a]	2,527,200
		46,795,337
Financial Services—2.5%
ASTA Funding	87,000	1,818,300
Asset Acceptance Capital	148,000 [a]	3,026,600
Fremont General	165,000	3,578,850
iPayment Holdings	44,000 [a]	1,601,160
NCO Group	85,000 [a]	1,583,550
		11,608,460
Health Care—6.0%
Abgenix	160,000 [a,b]	1,115,200
Amedisys	104,000 [a,b]	3,121,040
ArthroCare	61,000 [a]	1,792,180
Cooper Cos.	28,000	1,891,400
Haemonetics	42,000 [a]	1,796,340
Kindred Healthcare	83,000 [a]	2,730,700
MGI Pharma	40,000 [a]	882,000
Medical Action Industries	155,000 [a]	2,763,650

8

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Molina Healthcare	36,000 [a]	1,575,000
Omnicare	56,000	1,941,520
Pediatrix Medical Group	41,000 [a]	2,791,690
Perrigo	113,000	2,070,160
RehabCare Group	69,000 [a]	2,071,380
Vistacare, Cl. A	68,127 [a]	1,219,473
		27,761,733
Insurance—5.2%
American Equity Investment Life Holding	303,000 [b]	3,617,820
AmerUs Group	63,000 [b]	2,961,630
Arch Captial Group	79,000 [a]	3,159,210
Delphi Financial Group, Cl. A	34,000	1,411,680
Great American Financial Resources	56,000 [a]	889,840
LandAmerica Financial Group	55,000	2,728,000
Odyssey Re Holdings	57,000 [b]	1,296,180
Ohio Casualty	126,000 [a]	2,954,700
PMI Group	54,000 [b]	1,898,640
Phoenix Cos.	128,000 [b]	1,450,240
Platinum Underwriters Holdings	57,000	1,687,200
		24,055,140
Interest Sensitive—22.7%
AmericanWest Bancorporation	170,000 [a]	3,167,100
BancorpSouth	82,500	1,746,525
BankAtlantic Bancorp, Cl. A	96,000	1,637,760
BankUnited Financial, Cl. A	144,000	3,438,720
Berkshire Hills Bancorp	81,500	2,559,100
CVB Financial	81,000	1,393,200
Camden Property Trust	34,000	1,734,000
Capitol Bancorp	75,000	2,297,250
Cedar Shopping Centers	165,000	2,277,000
Citizens Banking	63,500	1,702,435
Colonial Properties Trust	83,000	3,207,950
Columbia Banking System	113,000	2,652,110
Corporate Office Properties Trust	91,000	2,393,300
Downey Financial	39,000	2,524,470
1st Source	100,000	2,210,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Interest Sensitive (continued)
First Charter	66,000	1,428,240
First Citizens BancShares, Cl. A	21,000	2,698,920
First Niagara Financial Group	131,000	1,642,740
FirstFed Financial	46,000 [a]	2,328,980
Franklin Bank	156,000 [a]	2,622,360
Glacier Bancorp	88,000	2,355,760
Health Care REIT	68,000 [b]	2,278,000
Highland Hospitality	178,000	1,867,220
Impac Mortgage Holdings	175,000 [b]	3,206,000
Irwin Financial	120,000	2,408,400
Jefferies Group	62,000 [b]	2,244,400
KNBT Bancorp	128,000	1,757,440
Lexington Corporate Properties Trust	102,000 [b]	2,343,960
Maguire Properties	105,000	2,677,500
MainSource Financial Group	93,028	1,815,907
MeriStar Hospitality	265,000 [a]	1,815,250
New Century Financial	65,000 [b]	2,954,250
NewAlliance Bancshares	150,000	1,965,000
Newcastle Investment	91,000	2,683,590
Pennsylvania Real Estate Investment Trust	68,000	2,866,200
Provident Bankshares	52,000	1,522,560
Provident Financial Services	188,000	3,194,120
Regency Centers	58,000 [b]	3,053,700
State Financial Services, Cl. A	67,000	2,448,180
TierOne	56,000	1,303,680
Trizec Properties	93,000 [b]	1,859,070
Umpqua Holdings	83,000	1,844,260
Union Bankshares	30,000	1,042,500
United Bankshares	89,000	2,725,180
United Community Banks	86,000	1,951,340
Ventas	67,000	1,807,660
Westcorp	25,000	1,118,500
		104,771,787
Producer Goods—18.2%
Airgas Inc	82,000	1,797,440
AptarGroup	36,500	1,760,395
Arch Chemicals	100,000	2,578,000

10

Common Stocks (continued)	Shares	Value ($)

Producer Goods (continued)
Avatar Holdings	15,000 [a,b]	728,250
Beazer Homes USA	43,000 [b]	1,960,800
CLARCOR	46,000	2,328,060
Carpenter Technology	48,000	2,654,400
Commercial Metals	65,500	1,670,905
Covenant Transport, Cl. A	61,000 [a]	818,620
Cummins	44,000 [b]	2,992,000
Cytec Industries	47,500	2,190,700
Eagle Materials	41,500 [b]	3,122,875
Engineered Support Systems	88,500	3,125,820
EnPro Industries	111,000 [a]	2,791,650
FMC	47,500 [a,b]	2,327,500
Georgia Gulf	55,000	2,030,050
Gibraltar Industries	86,000	1,806,860
H.B. Fuller	57,000 [b]	1,728,240
Hughes Supply	46,000	1,200,600
Kadant	148,000 [a]	2,545,600
Kennametal	75,000	3,397,500
MDU Resources Group	102,000 [b]	2,757,060
M/I Homes	25,500	1,165,350
Massey Energy	30,000 [b]	1,083,300
Moog, Cl. A	46,500 [a]	1,386,165
Mueller Industries	36,500	945,350
OM Group	52,000	1,140,880
Olin	81,400	1,444,036
Orbital Sciences	188,000 [a]	1,752,160
Oregon Steel Mills	112,000 [a]	1,862,560
Overnite	67,000	2,008,660
Sonoco Products	73,000	1,977,570
Steel Technologies	67,000	1,285,730
Stillwater Mining	176,000 [a]	1,284,800
Terra Industries	280,000 [a,b]	1,932,000
Timken	72,000	1,788,480
Tredegar	85,000 [a]	1,382,100
URS	106,000 [a]	3,259,500
USG	92,000 [a,b]	3,863,080
U.S. Xpress Enterprises, Cl. A	140,000 [a]	1,562,400

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Producer Goods (continued)
WCI Communities	65,000 [a,b]	1,821,950
Wausau-Mosinee Paper	210,000	2,786,700
		84,046,096
Services—8.0%
ACE Cash Express	62,000 [a]	1,364,000
Allied Waste Industries	220,000 [a,b]	1,757,800
Century Business Services	290,000 [a]	1,032,400
Citadel Broadcasting	150,000 [a]	1,885,500
Corillian	170,000 [a]	521,900
Cornell Cos.	129,000 [a]	1,522,200
Digital Insight	105,000 [a]	2,107,350
eFunds	86,000 [a]	1,879,960
Entravision Communications Cl. A	225,000 [a]	1,770,750
Gray Television	110,000	1,446,500
Healthcare Services Group	144,000	3,636,000
Leap Wireless International	50,000 [a]	1,187,000
MAXIMUS	83,000	2,548,100
MPS Group	230,000 [a]	1,837,700
Perot Systems, Cl. A	222,000 [a]	2,803,860
Reader's Digest Association	140,000 [b]	2,380,000
SupportSoft	260,000 [a]	1,235,000
Thomas Nelson	86,000	2,062,280
Volt Information Sciences	58,000 [a]	1,147,240
Watson Wyatt & Co. Holdings	105,000	2,772,000
		36,897,540
Technology—9.7%
Actel	92,000 [a]	1,290,760
Agilysys	110,000	1,454,200
Applied Micro Circuits	500,000 [a]	1,335,000
Audiovox, Cl. A	151,000 [a]	2,062,660
Axcelis Technologies	290,000 [a]	1,800,900
Benchmark Electronics	86,000 [a]	2,325,440
C-COR	100,000 [a]	661,000
Cabot Microelectronics	63,000 [a,b]	1,813,770
Checkpoint Systems	115,000 [a]	1,820,450
Credence Systems	58,000 [a,b]	364,820
Cymer	46,000 [a,b]	1,140,340

12

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
DoubleClick	162,000 [a]	1,302,480
Entegris	170,000 [a]	1,463,700
Exar	94,000 [a]	1,192,860
Helix Technology	76,000	915,420
Intergraph	65,000 [a]	1,922,050
Interwoven	189,300 [a]	1,461,396
MRO Software	128,000 [a]	1,637,120
MTS Systems	62,000	1,795,520
Novell	295,000 [a]	1,743,450
OmniVision Technologies	115,000 [a,b]	1,610,000
PalmOne	52,000 [a]	1,114,360
Polycom	146,000 [a]	2,227,960
Premiere Global Services	310,000 [a]	3,348,000
Quest Software	97,000 [a]	1,150,420
SafeNet	52,000 [a]	1,453,400
Skyworks Solutions	265,000 [a]	1,388,600
Tier Technologies, Cl. B	205,000 [a]	1,512,900
WebEx Communications	58,000 [a]	1,265,560
		44,574,536
Utilities—2.7%
Alliant Energy	124,000	3,266,160
Avista	123,000	2,065,170
Black Hills	48,000 [b]	1,645,440
Cleco	130,000	2,654,600
Great Plains Energy	88,000 [b]	2,691,040
		12,322,410
Total Common Stocks
(cost $469,477,511)		447,962,317

	Principal
Short-Term Investments—2.5%	Amount ($)	Value ($)

Repurchase Agreements;
Greenwich Capital Markets,
Tri-Party Repurchase Agreement, 2.84%
dated 4/29/2005 to be repurchased at $11,352,686
on 5/2/2005, fully collateralized by $11,585,000
Federal Home Loan Mortgage Notes, 1.50% 8/15/2005,
value $11,579,903 (cost $11,350,000)	11,350,000	11,350,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—11.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage
Plus Money Market Fund
(cost $52,130,612)	52,130,612 [c]	52,130,612

Total Investments (cost $532,958,123)	110.8%	511,442,929
Liabilities, Less Cash and Receivables	(10.8%)	(49,684,386)
Net Assets	100.0%	461,758,543

[a] Non-income producing.
[b] All or a portion of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is $50,767,808 and the total market value of the collateral held by the fund is $52,130,612.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Interest Sensitive	22.7	Consumer Cyclical	9.2
Producer Goods	18.2	Services	8.0
Short-Term/		Other	7.9
Money Market Investments	13.8	Health Care	6.0
Energy	10.1	Insurance	5.2
Technology	9.7		110.8

† Based on net assets. See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $50,767,808)—Note 1(b):
Unaffiliated issuers	480,827,511	459,312,317
Affiliated issuers	52,130,612	52,130,612
Cash		2,122,811
Receivable for shares of Capital Stock subscribed		3,507,446
Receivable for investment securities sold		528,275
Dividends and interest receivable		250,381
		517,851,842

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		605,185
Liability for securities on loan—Note 1(b)		52,130,612
Payable for investment securities purchased		2,716,875
Payable for shares of Capital Stock redeemed		640,427
Loan commitment fee payable		200
		56,093,299

Net Assets ($)		461,758,543

Composition of Net Assets ($):
Paid-in capital		465,476,108
Accumulated investment (loss)—net		(459,487)
Accumulated net realized gain (loss) on investments		18,257,116
Accumulated net unrealized appreciation
(depreciation) on investments		(21,515,194)

Net Assets ($)		461,758,543

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	251,121,050	29,678,166	55,063,591	115,902,833	9,992,903
Shares Outstanding	12,812,097	1,581,667	2,932,462	5,845,638	515,937

Net Asset Value
Per Share ($)	19.60	18.76	18.78	19.83	19.37

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $1,395 foreign taxes withheld at source source):	1,877,986
Interest	164,289
Income on securities lending	93,037
Total Income	2,135,312
Expenses:
Management fee—Note 3(a)	2,055,706
Distribution and service plan fees—Note 3(b)	615,806
Loan commitment fees—Note 2	1,145
Total Expenses	2,672,657
Investment (Loss)—Net	(537,345)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,346,098
Net unrealized appreciation (depreciation) on investments	(32,623,470)
Net Realized and Unrealized Gain (Loss) on Investments	(14,277,372)
Net (Decrease) in Net Assets Resulting from Operations	(14,814,717)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment (loss)—net	(537,345)	(140,834)
Net realized gain (loss) on investments	18,346,098	12,397,840
Net unrealized appreciation
(depreciation) on investments	(32,623,470)	5,335,770
Net Increase (Decrease) in Net Assets
Resulting from Operations	(14,814,717)	17,592,776

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(7,782,895)	(1,482,128)
Class B shares	(1,460,665)	(909,498)
Class C shares	(1,827,815)	(361,973)
Class R shares	(992,712)	(94,350)
Class T shares	(239,026)	(42,850)
Total Dividends	(12,303,113)	(2,890,799)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	177,124,873	105,146,002
Class B shares	9,438,749	7,446,672
Class C shares	32,308,861	19,999,283
Class R shares	123,126,491	14,181,672
Class T shares	9,066,541	2,999,650
Dividends reinvested:
Class A shares	6,389,415	1,257,906
Class B shares	1,168,412	684,460
Class C shares	1,190,553	267,228
Class R shares	578,113	93,752
Class T shares	182,577	42,331
Cost of shares redeemed:
Class A shares	(35,789,619)	(16,132,681)
Class B shares	(3,543,318)	(6,754,808)
Class C shares	(2,273,346)	(2,077,462)
Class R shares	(14,659,165)	(1,317,059)
Class T shares	(2,007,572)	(774,730)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	302,301,565	125,062,216
Total Increase (Decrease) in Net Assets	275,183,735	139,764,193

Net Assets ($):
Beginning of Period	186,574,808	46,810,615
End of Period	461,758,543	186,574,808
Undistributed investment (loss) income—net	(459,487)	77,858

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Capital Share Transactions:
Class A [a]
Shares sold	8,442,055	5,536,356
Shares issued for dividends reinvested	307,806	71,004
Shares redeemed	(1,724,343)	(847,803)
Net Increase (Decrease) in Shares Outstanding	7,025,518	4,759,557

Class B [a]
Shares sold	468,639	403,222
Shares issued for dividends reinvested	58,599	39,935
Shares redeemed	(174,586)	(368,447)
Net Increase (Decrease) in Shares Outstanding	352,652	74,710

Class C
Shares sold	1,607,511	1,087,810
Shares issued for dividends reinvested	59,709	15,546
Shares redeemed	(113,688)	(113,931)
Net Increase (Decrease) in Shares Outstanding	1,553,532	989,425

Class R
Shares sold	5,750,309	721,226
Shares issued for dividends reinvested	27,556	5,255
Shares redeemed	(704,338)	(68,288)
Net Increase (Decrease) in Shares Outstanding	5,073,527	658,193

Class T
Shares sold	440,704	157,160
Shares issued for dividends reinvested	8,889	2,409
Shares redeemed	(97,828)	(41,358)
Net Increase (Decrease) in Shares Outstanding	351,765	118,211

[a]	During the period ended April 30, 2005, 38,700 Class B shares representing $787,102 were automatically converted to 37,148 Class A shares and during the period ended October 31, 2004, 47,407 Class B shares representing $876,275 were automatically converted to 45,765 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

20

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Not annualized.
See notes to financial statements.

22

[a]	From March 1, 2000 (commencement of initial offering) to October 31, 2000.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Amount represents less than .01%.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to seek capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares.Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

24

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends

26

from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004, was as follows: ordinary income $1,824,436 and long-term capital gains $1,066,363.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody,

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

During the period ended April 30, 2005, the Distributor retained $80,559 and $4,831 from commissions earned on sales of fund's Class A and T shares, respectively, and $18,772 and $5,049 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

28

(b) Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2005, Class A, Class B, Class C and Class T shares were charged $238,506, $107,249, $162,908 and $8,545, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $35,750, $54,303 and $8,545, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $479,526, Rule 12b-1 distribution plan fees $106,146 and shareholder services plan fees $19,513.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) The Company and the Manager have received an exemptive order from the SEC which, among other things, permits the fund to use cash collateral received in connection with lending the fund's securities and other uninvested cash to purchase shares of one or more registered money market mutual funds advised by the Manager in excess of the limitations imposed by the Act.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $543,519,750 and $258,713,517, respectively.

At April 30, 2005, accumulated net unrealized depreciation on investments was $21,515,194, consisting of $12,662,235 gross unrealized appreciation and $34,177,429 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the

30

Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper averages, and discussed the results of the comparisons. The

32

Board members took into consideration that the fund's total return performance was higher than the fund's comparison group and Lipper category averages for the one-, three- and five-year periods.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category.They took into consideration that the fund's expense ratio was slightly below the comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts, or mutual funds for which the Manager or its affiliates serve as sub-investment adviser, with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee"structure,the Board members concluded that the Similar Accounts had advisory fees that were lower than the fund's management fee.A representative of the Manager stated that certain Similar Accounts have lower fees as a result of historical pricing arrangements and one of the Similar Accounts was a mutual fund that was sub-advised but not administered by an affiliate of the Manager.The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee.The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the Manager's soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and, given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's performance.

34

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Small Cap Value Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0148SA0405

Dreyfus Premier
Tax Managed
Growth Fund

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
27	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus Premier Tax Managed Growth Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Tax Managed Growth Fund, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The six-month reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2005, the fund produced total returns of 6.09% for Class A shares, 5.68% for Class B shares, 5.62% for Class C shares, 6.27% for Class R shares and 5.98% for Class T shares.1 In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a 3.28% total return.2

Renewed inflationary pressures and rising interest rates led to weakness in the stock market over the first four months of 2005, partly offsetting a rally in the closing weeks of 2004. As investors became more risk averse in this environment, shares of large, well-established companies with track records of consistent growth fared better than more speculative stocks, helping the fund produce higher returns than its benchmark.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap,"blue-chip" stocks at a price we consider to be justified by a company's fundamentals.The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on employing a "buy-and-hold" investment strategy rather than short-term profit.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors' tax liabilities

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 0.87% .3

What other factors influenced the fund's performance?

The U.S. stock market rallied strongly over the final two months of 2004 after the presidential election removed a degree of uncertainty from the financial markets and the economy showed signs of more sustainable strength. As they had for some time, smaller, more speculative stocks led the rally. Market sentiment quickly shifted after the start of 2005, however, when evidence of high energy prices and rising interest rates sparked inflation concerns, and investors grew more risk averse. While stocks generally declined over the first four months of 2005, the well-established growth companies in which the fund invests generally fared better than their more economically sensitive counterparts, helping to support the fund's performance relative to the S&P 500 Index.

Stocks in the consumer staples sector provided particularly strong contributions to the fund's performance.The fund benefited both from its heavy exposure to the consumer staples sector and from its security selection strategy within the sector. For example, food and tobacco giant Altria Group saw its stock price rise sharply as litigation concerns eased and the company considered a reorganization designed to unlock shareholder value. Pharmacy chain Walgreen recovered from earlier weakness by posting strong financial results, and snack and beverage provider PepsiCo gained value as investors turned their attention to high-quality companies with more predictable growth trends.

The fund also benefited from its relatively light exposure to the lagging information technology sector, as well as through its investment in semiconductor leader Intel, where earlier inventory problems eased and customer demand appeared to improve. Although the fund also received generally positive contributions from energy stocks as oil and gas prices rose, our stock selection strategy within the sector hindered returns somewhat.

4

In addition, the fund's returns were constrained by our focus within the health care sector on large pharmaceutical companies. Merck and Pfizer suffered during the reporting period amid safety-related regulatory issues surrounding Vioxx and Celebrex.

What is the fund's current strategy?

We have continued to employ our disciplined approach to finding opportunities for long-term investment among large, multinational companies. During the reporting period, we added three new holdings to the fund that we believe may be poised for gains.In the consumer area,home improvement retailer Home Depot appears to be set to benefit from ongoing strength in the U.S. housing market.Among industrial companies, industrial gasses producer Praxair should see demand and pricing improve as the global economic recovery progresses and formerly third-world countries continue to build their industrial infrastructures. Finally, French energy company Total, the world's fourth-largest oil and gas producer, provides additional diversification in the energy sector through exposure to oil and gas reserves that have not been tapped by other energy holdings. In our judgment, consistent growers such as these should prosper as the U.S. and global economic recoveries mature and investors shift their focus from price momentum to business fundamentals.

May 16, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.
[3]	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Tax Managed Growth Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.90	$ 10.71	$ 10.71	$ 5.47	$ 8.17
Ending value (after expenses)	$1,060.90	$1,056.80	$1,056.20	$1,062.70	$1,059.80

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.76	$ 10.49	$ 10.49	$ 5.36	$ 8.00
Ending value (after expenses)	$1,018.10	$1,014.38	$1,014.38	$1,019.49	$1,016.86

† Expenses are equal to the fund's annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, 1.07% for Class R and 1.60% for Class T, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
Common Stocks—99.5%	Shares	Value ($)

Banking—3.7%
Bank of America	81,896	3,688,596
Federal Home Loan Mortgage	10,000	615,200
Federal National Mortgage Association	25,000	1,348,750
SunTrust Banks	40,000	2,913,200
		8,565,746
Capital Goods—7.1%
Emerson Electric	55,000	3,446,850
General Electric	355,000	12,851,000
		16,297,850
Diversified Financial Services—10.0%
American Express	90,000	4,743,000
Citigroup	240,833	11,309,518
J.P. Morgan Chase & Co.	134,500	4,773,405
Merrill Lynch	37,000	1,995,410
		22,821,333
Energy—18.2%
BP, ADR	150,000	9,135,000
ChevronTexaco	175,000	9,100,000
ConocoPhillips	33,500	3,512,475
Exxon Mobil	347,112	19,795,797
Total SA, ADR	2,000	221,820
		41,765,092
Food, Beverage & Tobacco—20.0%
Altria Group	290,000	18,847,100
Anheuser-Busch Cos.	55,000	2,577,850
Coca-Cola	250,000	10,860,000
Nestle, ADR	85,000	5,559,851
PepsiCo	145,000	8,067,800
		45,912,601
Food & Staples Retailing—6.5%
Wal-Mart Stores	135,000	6,363,900
Walgreen	200,000	8,612,000
		14,975,900
Hotels, Restaurants & Leisure—1.1%
McDonald's	85,000	2,491,350

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)

Household & Personal Products—5.4%
Colgate-Palmolive	59,000		2,937,610
Estee Lauder Cos., Cl. A	30,000		1,152,300
Procter & Gamble	155,000		8,393,250
			12,483,160
Insurance—1.8%
American International Group	30,425		1,547,111
Berkshire Hathaway, Cl. A	30	[a]	2,530,500
			4,077,611
Materials—.2%
Praxair	10,000		468,300
Media—5.2%
McGraw-Hill Cos.	77,000		6,705,160
News, Cl. A	161,000		2,460,080
Time Warner	25,000	[a]	420,250
Viacom, Cl. B	65,000		2,250,300
			11,835,790
Pharmaceuticals & Biotechnology—12.4%
Abbott Laboratories	100,000		4,916,000
Johnson & Johnson	110,000		7,549,300
Lilly (Eli) & Co.	80,000		4,677,600
Merck & Co.	80,000		2,712,000
Pfizer	320,000		8,694,400
			28,549,300
Retailing—.2%
Home Depot	11,000		389,070
Semiconductors & Semiconductor Equipment—4.3%
Intel	415,000		9,760,800
Software & Services—2.2%
Microsoft	200,000		5,060,000
Transportation—1.2%
United Parcel Service, Cl. B	40,000		2,852,400
Total Common Stocks
(cost $193,789,896)			228,306,303

8

Other Investments—.8%	Shares	Value ($)

Registered Investment Companies;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,715,000)	1,715,000 [b]	1,715,000

Total Investments (cost $195,504,896)	100.3%	230,021,303
Liabilities, Less Cash and Receivables	(.3%)	(586,440)
Net Assets	100.0%	229,434,863

ADR—American Depository Receipts.
[a]	Non-income producing.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Food, Beverage & Tobacco	20.0	Food & Staples Retailing	6.5
Energy	18.2	Household & Personal Products	5.4
Pharmaceuticals & Biotechnology	12.4	Media	5.2
Diversified Financial Services	10.0	Other	15.5
Capital Goods	7.1		100.3

† Based on net assets. See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	193,789,896	228,306,303
Affiliated issuers	1,715,000	1,715,000
Dividends and interest receivable		435,999
Receivable for shares of Capital Stock subscribed		30,350
		230,487,652

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		336,602
Cash overdraft due to Custodian		78,486
Payable for shares of Capital Stock redeemed		637,701
		1,052,789

Net Assets ($)		229,434,863

Composition of Net Assets ($):
Paid-in capital		236,359,842
Accumulated undistributed investment income—net		438,820
Accumulated net realized gain (loss) on investments		(41,880,206)
Accumulated net unrealized appreciation
(depreciation) on investments		34,516,407

Net Assets ($)		229,434,863

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	100,673,252	78,588,485	46,113,149	1,043.31	4,058,934
Shares Outstanding	6,292,884	5,103,540	3,001,382	65.184	256,931

Net Asset Value
Per Share ($)	16.00	15.40	15.36	16.01	15.80

See notes to financial statements.

10

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Income:
Cash dividends:
Unaffilliated issuers	3,647,522
Affiliated issuers	1,679
Income from securities lending	8,895
Total Income	3,658,096
Expenses:
Management fee—Note 3(a)	1,343,206
Distribution and service plan fees—Note 3(b)	836,508
Interest expense—Note 2	6,736
Loan commitment fees—Note 2	1,198
Total Expenses	2,187,648
Investment Income—Net	1,470,448

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,593,982)
Net unrealized appreciation (depreciation) on investments	15,732,625
Net Realized and Unrealized Gain (Loss) on Investments	13,138,643
Net Increase in Net Assets Resulting from Operations	14,609,091

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004 [a]

Operations ($):
Investment income—net	1,470,448	774,991
Net realized gain (loss) on investments	(2,593,982)	(7,859,918)
Net unrealized appreciation
(depreciation) on investments	15,732,625	16,595,756
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,609,091	9,510,829

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,156,603)	(650,724)
Class B shares	(250,408)	(37,571)
Class C shares	(203,832)	(36,071)
Class R shares	(38,935)	—
Class T shares	(14)	(26,050)
Total Dividends	(1,649,792)	(750,416)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	23,432,614	38,531,514
Class B shares	1,399,062	6,056,735
Class C shares	1,429,181	6,118,260
Class R shares	—	1,000
Class T shares	34,961	356,271
Dividends reinvested:
Class A shares	873,636	501,464
Class B shares	174,433	25,428
Class C shares	117,279	20,219
Class R shares	15	—
Class T shares	34,777	22,338
Cost of shares redeemed:
Class A shares	(19,939,035)	(29,475,785)
Class B shares	(30,472,810)	(51,836,306)
Class C shares	(9,525,820)	(15,484,466)
Class T shares	(882,032)	(1,030,353)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(33,323,739)	(46,193,681)
Total Increase (Decrease) in Net Assets	(20,364,440)	(37,433,268)

Net Assets ($):
Beginning of Period	249,799,303	287,232,571
End of Period	229,434,863	249,799,303
Undistributed investment income—net	438,820	618,164

12

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004 [a]

Capital Share Transactions:
Class A [b]
Shares sold	1,467,557	2,461,694
Shares issued for dividends reinvested	55,470	33,232
Shares redeemed	(1,242,799)	(1,892,695)
Net Increase (Decrease) in Shares Outstanding	280,228	602,231

Class B [b]
Shares sold	90,411	403,107
Shares issued for dividends reinvested	11,476	1,749
Shares redeemed	(1,983,309)	(3,452,347)
Net Increase (Decrease) in Shares Outstanding	(1,881,422)	(3,047,491)

Class C
Shares sold	92,660	407,303
Shares issued for dividends reinvested	7,731	1,391
Shares redeemed	(620,558)	(1,037,421)
Net Increase (Decrease) in Shares Outstanding	(520,167)	(628,727)

Class R
Shares sold	—	64
Shares issued for dividends reinvested	1	—
Net Increase (Decrease) in Shares Outstanding	1	64

Class T
Shares sold	2,224	23,113
Shares issued for dividends reinvested	2,235	1,499
Shares redeemed	(56,106)	(66,702)
Net Increase (Decrease) in Shares Outstanding	(51,647)	(42,090)

[a]	Effective May 14, 2004 (commencement of initial offering) to October 31, 2004, for Class R shares.
[b]	During the period ended April 30, 2005, 862,795 Class B shares representing $13,264,210 were automatically converted to 829,805 Class A shares and during the period ended October 31, 2004, 1,344,093 Class B shares representing $20,203,076 were automatically converted to 1,289,769 Class A shares.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	Not annualized.
See notes to financial statements.

14

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

16

[a]	From May 14, 2004 (commencement of initial offering) to October 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Fayez Sarofim & Co. ("Sarofim & Co.") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of April 30, 2005, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held all of the Class R shares.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR'S and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $39,286,224 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2004. If not applied, $235,550 of the carryover expires in fiscal 2007, $3,064,821 expires in fiscal 2008, $5,341,001 expires in fiscal 2009, $14,181,361 expires in fiscal 2010, $8,603,573 expires in fiscal 2011 and $7,859,918 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 was as follows: ordinary income $750,416. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2005, was approximately $490,000, with a related weighted average annualized interest rate of 2.73% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund

22

accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2005, the Distributor retained $6,101 and $175 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $146,760 and $4,615 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2005, Class A, Class B, Class C and Class T shares were charged $124,625, $340,706, $185,176 and $5,354, respectively, pursuant to their respective Plans. During the period ended April 30, 2005, Class B, Class C and Class T shares were charged $113,568, $61,725 and $5,354, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

24

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $210,036, Rule 12b-1 distribution plan fees $99,731 and service plan fees $26,835.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $2,141,159 and $37,195,517, respectively.

At April 30, 2005, accumulated net unrealized appreciation on investments was $34,516,407, consisting of $48,974,684 gross unrealized appreciation and $14,458,277 gross unrealized depreciation.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

26

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement between the Manager and Fayez Sarofim and Co. ("Sarofim & Co."), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund.The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's and Sarofim & Co.'s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure, as well as the Manager's supervisory activities over Sarofim & Co.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio.The Board members reviewed and compared the fund's performance, management fee and expense ratios to a group of comparable funds and Lipper averages, and discussed the results of the comparisons. The Board members took into consideration that the fund's total return performance was below the fund's comparison group and Lipper category averages for the one- and three-year periods and was higher than the comparison group and Lipper category averages for the five-year period.The Board then discussed Sarofim & Co.'s long-term "buy-and-hold" investment approach to investing in what generally is known as "mega-cap" companies, Sarofim & Co.'s considerable reputation based on following that investment approach, and that its investment approach has been out of favor over the one-and three-year periods.

The Board members reviewed the range of management fees and expense ratios in the comparison group and the expense ratio averages of the comparison group and Lipper category. They noted that the fund's expense ratio was below the fund's Lipper category average but above the fund's comparison group average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts with similar investment objectives, policies and strategies (the "Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") managed by Sarofim & Co., and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries.The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the Manager's or Sarofim & Co.'s performance and the services provided. Noting the fund's "unitary fee" structure, the Board concluded that the Similar

28

Funds had expense ratios that were both higher and lower than the fund's expense ratio.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund's management fee, sub-investment advisory fee and expense ratio. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale.The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, and noted the soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

with respect to continuation of the fund's Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, quality and extent of the services provided by the Manager are adequate and appropriate.
  While the Board was concerned with the fund's one and three- year total return performance, the Board believed that the fund's performance was consistent with Sarofim & Co.'s investment approach during those periods, and that the fund's performance should be measured over a longer market cycle.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of considerations described above.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders and that the Management Agreement and Sub-Investment Advisory Agreement would be renewed until October 31, 2005, prior to which the Board will reconsider the renewals for the remainder of the annual period (through April 4, 2006).

30

NOTES

For More Information

Dreyfus Premier	Custodian

Tax Managed Growth Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Fayez Sarofim & Co.	Distributor

Two Houston Center
Dreyfus Service Corporation
Suite 2907
200 Park Avenue
Houston,TX 77010
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0149SA0405

Dreyfus
U.S. Treasury
Reserves

SEMIANNUAL REPORT April 30, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
13	Notes to Financial Statements
19	Information About the Review
and Approval of the Fund's
Investment Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus U.S. Treasury Reserves

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

While most longer-term investments produced mixed results over the reporting period, higher interest rates helped improve the yields of money market instruments. Between the Federal Reserve Board's initial rate hike in June 2004 and the reporting period's end, the overnight federal funds rate rose from 1% to 2.75% .What's more, yield differences across the municipal money market's maturity spectrum have widened through most of the reporting period, which offered investors opportunities to capture incrementally higher levels of current income.

In this rising interest-rate environment, the money market investments that are right for you depend on your current liquidity needs, future goals and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your portfolio diversification and capital preservation needs.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 16, 2005

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the six-month period ended April 30, 2005, the fund's Investor shares produced an annualized yield of 1.54%, and its Class R shares produced an annualized yield of 1.74% .Taking into account the effects of compounding, the fund's Investor shares and Class R shares produced annualized effective yields of 1.56% and 1.76%, respectively.1

We attribute the fund's performance primarily to rising interest rates in a recovering U.S. economy, which resulted in higher yields for money market instruments, including short-term U.S.Treasury securities.

What is the fund's investment approach?

The fund seeks a high level of current income consistent with stability of principal. As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the U.S.government as well as repurchase agreements with securities dealers, which are backed by U.S.Treasuries.To pursue its goal, the fund invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

What other factors influenced the fund's performance?

The fund's performance was influenced primarily by rising short-term interest rates in a recovering economy. In fact, the Federal Reserve Board (the "Fed") raised interest rates at each of four meetings of its Federal Open Market Committee ("FOMC") during the reporting period. At its December 2004 FOMC meeting, the Fed stated that economic activity was growing at a moderate pace and job creation was on an upward trend. It was later confirmed that the U.S. economy grew at a 3.8% annualized rate during the fourth quarter of 2004 and by a relatively robust 4.4% rate for the year overall.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

As most analysts expected, the Fed raised its target for the federal funds rate at its FOMC meetings in February and March 2005. In its announcement of the March rate increase to 2.75%, the Fed noted that "pressures on inflation have picked up in recent months and pricing power is more evident." This more hawkish tone, together with a renewed surge in energy prices, caused investors' inflation concerns to intensify.

Even as the Fed's inflation concerns appeared to intensify, weaker-than-expected data in April suggested that the U.S. economy might be hitting another soft patch. However, it later was estimated that the U.S. labor market added more jobs than expected in April, and employment statistics for February and March were revised upward. While these data provided some encouragement that high energy prices had not hindered the economic expansion, difficulties encountered by the airline and automotive industries were regarded as potential threats to consumer and business confidence and spending.

In this changing environment, most money market investors focused primarily on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding instruments as they became available. As a result, demand for shorter-term money market instruments was robust, while demand for instruments with one-year maturities was relatively low. This caused yield differences between overnight instruments and one-year securities to steepen significantly.

Like many other managers of money market funds, we focused primarily on securities with relatively short maturities. Over most of the reporting period, we set the fund's weighted average maturity in a range we considered modestly shorter than average.We achieved this position by reducing the fund's exposure to U.S. Treasury bills and increasing its holdings of repurchase agreements that are backed by U.S.Treasury securities.

4

What is the fund's current strategy?

Just days after the end of the reporting period, the Fed raised short-term interest rates for the eighth consecutive time, increasing the federal funds rate to 3%, and more rate hikes are expected at subsequent meetings of the Federal Open Market Committee. Accordingly, we have continued to focus on securities with shorter maturities.As of April 30, 2005, approximately 50% of the fund's assets were invested in U.S.Treasury bills and 50% in repurchase agreements. In comparison, the fund was comprised of roughly 52% U.S.Treasury bills and 48% repurchase agreements when the reporting period began.

As always, we intend to continue to monitor economic and market conditions, and we are prepared to adjust our strategies as needed.

May 16, 2005

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Reserves from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.48	$ 2.49
Ending value (after expenses)	$1,007.70	$1,008.70

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2005
	Investor Shares	Class R Shares

Expenses paid per $1,000 †	$ 3.51	$ 2.51
Ending value (after expenses)	$1,021.32	$1,022.32

† Expenses are equal to the fund's annualized expense ratio of .70% for Investor shares and .50% for Class R shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS April 30, 2005 (Unaudited)
	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—48.8%	Purchase (%)	Amount ($)	Value ($)

5/5/2005	2.47	5,000,000	4,998,636
5/12/2005	2.58	5,000,000	4,996,066
5/19/2005	2.38	5,000,000	4,994,106
5/26/2005	2.67	5,000,000	4,990,764
6/2/2005	2.63	5,000,000	4,988,355
6/23/2005	2.76	20,000,000	19,919,470
7/7/2005	2.79	10,000,000	9,948,447
7/14/2005	2.84	10,000,000	9,942,342
7/28/2005	2.87	10,000,000	9,930,431
Total U.S. Treasury Bills
(cost $74,708,617)			74,708,617

Repurchase Agreements—48.0%

Goldman Sachs & Co.
dated 4/29/2005, due 5/2/2005 in the amount
of $38,496,508 (fully collateralized by $9,528,000
U.S. Treasury Bonds 8.75%, due 5/15/2017 and
$24,854,000 U.S. Treasury Notes 6.50%,
due 8/15/2005, value $39,258,579)	2.79	38,487,560	38,487,560
Greenwich Capital Markets, Inc.
dated 4/29/2005, due 5/2/2005 in the amount
of $35,008,283 (fully collateralized by
$35,665,000 U.S. Treasury Inflation Index Bonds
1.21%, due 4/15/2010, value $35,703,864)	2.84	35,000,000	35,000,000
Total Repurchase Agreements
(cost $73,487,560)			73,487,560

Total Investments (cost $148,196,177)		96.8%	148,196,177
Cash and Receivables (Net)		3.2%	4,848,211
Net Assets		100.0%	153,044,388

Portfolio Summary (Unaudited) †

Value (%)

Repurchase Agreements	48.8
U.S. Treasury	48.0
96.8

† Based on net assets. See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES April 30, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including
Repurchase Agreements of $73,487,560)—Note 1(b)	148,196,177	148,196,177
Cash		149,551
Receivable for investment securities sold		4,999,889
Interest receivable		51,892
		153,397,509

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		77,472
Dividend payable		270,462
Payable for shares of Capital Stock redeemed		5,187
		353,121

Net Assets ($)		153,044,388

Composition of Net Assets ($):
Paid-in capital		153,043,557
Accumulated undistributed investment income—net		831

Net Assets ($)		153,044,388

Net Asset Value Per Share
	Investor Shares	Class R Shares

Net Assets ($)	78,183,474	74,860,914
Shares Outstanding	78,182,994	74,860,563

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS Six Months Ended April 30, 2005 (Unaudited)
Investment Income ($):
Interest Income	1,826,071
Expenses:
Management fee—Note 3(a)	407,949
Distribution fees (Investor Shares)—Note 3(b)	80,165
Total Expenses	488,114
Investment Income—Net, representing net increase
in net assets resulting from operations	1,337,957

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2005	Year Ended
	(Unaudited)	October 31, 2004

Operations ($):
Investment income—net, representing net increase
in net assets resulting from operations	1,337,957	829,698

Dividends to Shareholders from ($):
Investment income—net:
Investor shares	(618,223)	(343,668)
Class R shares	(719,734)	(486,030)
Total Dividends	(1,337,957)	(829,698)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor shares	43,681,274	82,157,828
Class R shares	124,240,048	153,742,606
Dividends reinvested:
Investor shares	597,946	331,734
Class R shares	103,645	74,307
Cost of shares redeemed:
Investor shares	(43,139,016)	(97,433,041)
Class R shares	(132,393,841)	(131,203,115)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,909,944)	7,670,319
Total Increase (Decrease) in Net Assets	(6,909,944)	7,670,319

Net Assets ($):
Beginning of Period	159,954,332	152,284,013
End of Period	153,044,388	159,954,332
Undistributed investment income—net	831	831

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Annualized. See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS (continued)

[a] Annualized. See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series including the fund.The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of U.S.Treasury and repurchase agreements secured by these obligations. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Financial and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the

14

extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2004 were all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

At April 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company,The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period April 30, 2005, Investor shares were charged $80,165 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of

16

those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $64,416 and Rule 12b-1 distribution plan fees $13,056.

NOTE 4—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages,

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

18

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Directors held on March 29-30, 2005, the Board considered the re-approval for another one year term of the fund's Investment Management Agreement ("Management Agreement"), pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Act (the "Independent Directors")) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Performance, Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant emphasis on comparisons to groups of comparable funds and iMoneyNet and

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued) d )

Lipper averages, and discussed the results of the comparisons.The Board members took into consideration that the fund's performance was generally higher than the average of each of the fund's comparison groups and iMoneyNet category, noting in particular the fund's strong one-, three-, five- and ten-year rankings.

The Board members reviewed the range of management fees and expense ratios in each comparison group and discussed the fund's management fee and expense ratio, noting its "unitary fee" structure. They took into consideration that the fund's expense ratio was below the average of each of the fund's comparison groups and higher than the Lipper category average.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates (the "Similar Funds") and by separate accounts and/or commingled funds with similar investment objectives, policies and strategies as the fund ("Separate Accounts" and, collectively with the Similar Funds, the "Similar Accounts") and explained the nature of each Similar Account and the differences, from the Manager's perspective, in managing and providing other services to the Similar Accounts as compared to management of the fund. The Manager's representatives also reviewed the costs associated with distribution of the fund and Similar Accounts through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the Manager's performance and the services provided. Noting the fund's "unitary fee" structure, the Board concluded that the Similar Funds had expense ratios that were both higher and lower than the fund's expense ratio, and the Separate Accounts had advisory fees that were lower than the fund's management fee. A representative of the Manager stated that certain Similar Accounts may have lower fees as a result of a larger overall trust department relationship with a particular client in which

20

the client pays additional fees for services rendered or as a result of a particular historical pricing arrangement.The Board members considered the relevance of the fee information provided for the Separate Accounts to evaluate the appropriateness and reasonableness of the fund's management fee. The Board acknowledged that differences in fees paid by the Separate Accounts seemed to be consistent with the management and other services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated to, and profit received by, the Manager and the method used to determine such expenses and profit. The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if the fund's assets had not been increasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and given the fund's overall performance and generally superior service levels provided.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND'S INVESTMENT MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

22

NOTES

For More	Information

Dreyfus	Transfer Agent &
U.S. Treasury Reserves	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0326SA0405

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	June 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	June 27, 2005

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	June 27, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)